REPORT ON THE

                           CLIFTON-GOLD HILL PROPERTY
                           GOLD HILL MINING DISTRICT
                           TOOELE COUNTY, UTAH, U.S.A


                                       FOR
                               DUMONT NICKEL INC.









Report 862

A.C.A. Howe International Limited
Toronto, Ontario, Canada

Felix Lee, B.Sc.,P.Geo.

Effective Date: June 1, 2004

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                        A.C.A. HOWE INTERNATIONAL LIMITED
                       Mining and Geological Consultants




Effective Date:         June 1,2004
Report Number:          862
Client Reference:       DUMONT NICKEL INC.


                        REPORT ON THE
                        CLIFTON-GOLD HILL PROPERTY
                        GOLD HILL MINING DISTRICT
                        TOOELE COUNTY, UTAH, U.S.A.




Author:                 Felix Lee, B.Sc., P.Geo.            Signed Felix Lee
                        Associate Consulting Geologist     __________________







                330 Bay Street Suite 830 Toronto Ontario M5H 2S8
               T(416) 368-7041 F (416) 368-2579 E: howe@cahowe.ca

SUMMARY

This report was prepared by A.C.A. Howe International Limited ("Howe") at the request of Mr. Shahe F. Sabag, President and CEO of Dumont Nickel Inc. ("Dumont") to update a previous Howe report prepared for Dumont dated June 30, 2003. A.C.A. Howe International Limited ("Howe") has prepared this geological report ("Report") specific to the standards dictated by National Instrument 43-101 and Form 43-101F (Standards of Disclosure for Mineral Projects) in respect of the Clifton-Gold Hill Property in the Gold Hill Mining District of Utah, U.S.A.

The Clifton-Gold Hill Property is a combination of several mineral properties that are held separately by Utah-based Clifton Mining Company ("Clifton"), the Woodman Mining Company ("Woodman"), an affiliate corporation controlled by Clifton), and by Dumont Mining Company ("Dumont Mining"), a Utah-based wholly-owned subsidiary of Dumont. The mineral properties are under the control of the Utah JV, under Dumont's operatorship, are held and maintained by their respective owners on behalf of the Utah JV. The Property presently covers approximately 33 square miles, consolidating 4 original square miles held by Clifton-Woodman with 29 square miles of additional land staked or acquired by Dumont.

The Property is situated within the Gold Hill Mining District in Tooele County, Utah. The District boasts 43 historical producers and 123 showings, and has produced gold, silver, copper, bismuth, lead, zinc, tungsten, arsenic, molybdenum, cobalt and beryllium over a 70 year period beginning in the late 1800's through to end of the Second World War. The District is situated in the east central part of the Great Basin section of the Basin and Range province. The Great Basin accounts for approximately 74% of U.S. gold production and 11% of world production and hosts some of the world's largest gold and polymetallic deposits, including those of the famed Carlin-trend in Nevada. The gold resource potential of the Great Basin is currently estimated to be in excess of 100 million ounces.

The property area is underlain by Carboniferous limestone and shale units of the Ochre Mountain Limestone, Manning Canyon, and Oquirrh Formations. Two large igneous plutons intrude the sediments: a Jurassic granodiorite and Oligocene quartz-monzonite in the northern part of the property. Economic mineralization exhibits a close spatial relation to the Jurassic granodiorite intrusive body, with known mineralized areas localized in fracture zones within the granodiorite or in the contact zone between the intrusive and carbonate strata of the Ochre Mountain Limestone and Oquirrh Formation. The close spatial relationships suggest the granodiorite was the source of metal-bearing hydrothermal fluids and economic mineralization in the property area is consequently purported to be Jurassic in age.

Economic mineralization in the property area is manifested as contact-metasomatic deposits in and around limestone-granodiorite contacts (skarns), as fissure quartz-carbonate-adularia veins within the intrusive body itself, and as replacement deposits within both the limestone and intrusive. Together, these styles of mineralization are indicative of epithermal and related porphyry systems. The scarcity of volcanic material in the property area however precludes a high-level epithermal mineralizing system existing in the area but it is possible that a Cu-Au porphyry system formed in the area, at depth, possibly as a deeper part of a larger Jurassic granodiorite intrusive complex. Structurally, the Gold Hill area is well prepared. Underlying thrusts such as the Ochre Mountain Thrust and North Pass Thrust and numerous Mesozoic crosscutting low-angle and high-angle faults would have allowed magmatic or hydrothermal fluids emanating from the intrusive to migrate far from the intrusive and deep into the surrounding wall rock. Minor clastic shale units found within the property area may have acted to form traps where migrating fluids would have deposited metals.

Howe believes the regional structural and lithological setting of the Gold Hill area is favourable for a porphyry copper-gold system (and related skarns) proximal to the Jurassic granodiorite, and for

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sediment-hosted gold deposits distal to the granodiorite intrusive

Several historic mines and workings dating back to the late 1800's and early 1900's can be found within the Property and include the Cane Springs, Yellow Hammer, Reaper, Alvarado, and Frankie mines, the Historic Kiewit Gold Zone, as well as numerous smaller workings within the Clifton Shears. These old mines and workings typically exploited mineralization that was readily identifiable by structure (veins) and/or visible minerals such as visible gold, sulphides (chalcopyrite, galena, sphalerite) and staining (malachite). The mining activities at the time were likely restricted to the higher-grade portions of mineralized zones and to relatively shallow depths (200-300 feet), leaving the possibility that significant portions of known mineralized zones still exist. Therefore in spite of the amount of historic work, many parts of the Property remain relatively under-explored.

Since the execution of the Utah JV in December 2002, Dumont has systematically expanded the size of the joint venture property area and established the first truly large and contiguous land position within the District. For the first time in the District's history, many of the historic mines and workings, geology, structure and alteration are being collectively evaluated for precious and base-metal mineralization from a regional perspective.

Dumont's objective is bulk mineable targets within the property area. The company's 2004 exploration programs have seen the completion of regional-scale grid and reconnaissance rock and soil sampling with detailed, targeted exploration work over the Clifton Shears Corridor, the Historic Kiewit Zone,and the IBA Project areas of the Property. The company employs a methodical two-phase approach to exploration in the District whereby historical data and results are first verified by surface sampling and/or drilling and then followed-up with more detailed exploration work consisting of mapping, drilling, and sampling. The approach takes advantage of the enormous wealth of information that exists for many of the District's historic mines and workings, using this information as the basis for exploration decisions.

Dumont's 2004 work at the Historic Kiewit Zone and IBA Project confirmed past findings and expanded on them as well; identifying large, potential bulk targets in the stockworks extending north and south between the Clifton Shears and Rainbow Hill (the Kiewit Stockworks Zone), and in the large gold-silver soil anomaly and silicified zone on the IBA Project. Both project areas warrant further evaluation and Howe recommends that exploration be expanded to include a detailed evaluation and testing of the surrounding areas. Detailed mapping, sampling and drill testing of the Kiewit Stockworks Zone should be expanded to include the areas between the Historic Kiewit Zone, Rainbow Hill, and Clifton Shears, perhaps even northwards from Rainbow Hill as well. Dumont has already planned additional soil sample lines to cover the gold anomaly and silicified zone at IBA.

Dumont's 2004 work completed on the Clifton Shears Corridor questions the validity of past models and assumptions surrounding the shear veins. Though surface sampling corroborates past results, the diamond drilling has revealed a narrowing of the shear veins- at least within the upper 200 m of the Corridor from atop of the Clifton Hills, in apparent contradiction to previous notions of continuous down-dip extension and width. Also, contrary to previous representations of strike lengths of several hundred metres, detailed GPS-supported surface mapping reveals a limited strike for the shear veins. The limited strike length and down-dip potential as well as lack of mineralization in the intermediary host rock between veins, diminishes the prospects for finding a bulk mineable target in the Clifton Shears. Howe considers Dumont's work in the Clifton Shear Corridor to be limited in scope and area, testing only a small portion of an otherwise large target/area. Howe therefore tentatively suggests additional mapping and drilling for the Corridor area with, perhaps, a focus on drill testing deeper portions (300+ m) of the intrusive for the presence of veining, alteration, mineralization, and structure. It is conceivable that any structure at depth

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could be related to the structures identified at the Kiewit Stockworks Zone and be associated with similar mineralization.

Dumont has yet to undertake much of the exploration programs originally planned for the Silica Breccias Project and Cane Springs Mine area but plans to begin these programs as soon as possible. Grid soil sampling over the two project areas is currently underway. Howe recommends proceeding with the remainder of the work as originally planned. As planned, the Cane Springs Mine area work will involve detailed surface mapping, sampling, and diamond drilling of the areas surrounding the mine, plus sample i evaluation of the mine's waste piles. Work programs planned for the Silica Breccias Project include mapping, reconnaissance and grid surface sampling, and diamond drilling.



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                                TABLE OF CONTENTS

SUMMARY

1.0 INTRODUCTION AND TERMS OF REFERENCE........................................1
        1.1 General............................................................1
        1.2 Scope and Conduct..................................................2
        1.3 Sources of Information.............................................2
        1.4 Units and Currency.................................................2

2.0 DISCLAIMER ................................................................3
3.0 PROPERTY LOCATION, ACCESS, DESCRIPTION & PHYSIOGRAPHY .....................4
        3.1 Property Location and Access.......................................4
        3.2 Property Description and Status....................................5
                3.2.1 Option/JV Agreement ("Utah JV")..........................7
                      3.2.1.1 The 1999 Franklin Promissory Note ...............8
                3.2.2 Additional Acquisitions..................................8
                3.2.3 Cane Springs Mine Property, Special Project Area ........9
        3.3 Property Physiography.............................................10
                3.3.1 Topography..............................................10
                3.3.2 Climate.................................................10
                3.3.3 Soils and Vegetation ...................................10

4.0 GEOLOGICAL SETTING........................................................12
        4.1 Evolution of the Great Basin .....................................12
                4.1.1 Paleozoic (543-248 Ma) Tectonic Events .................12
                4.1.2 Mesozoic (251-65 Ma) Tectonic Events ...................14
                4.1.3 Tertiary (65- 1.8 Ma) Tectonic Events...................14
                4.1.4 Quarternary (1.8 Ma-Present) Tectonic Events ...........15

5.0 PROPERTY GEOLOGY AND MINERALIZATION.......................................16
        5.1 Property Geology .................................................16
                5.1.1 Ochre Mountain Limestone................................17
                5.1.2 Manning Canyon Formation (Chainman Shale) ..............17
                5.1.3 Oquirrh Formation (Ely Limestone).......................17
                5.1.4 Jurassic Granodiorite ..................................20
                5.1.5 Oligocene Quartz-Monzonite .............................20
                5.1.6 Jasperoid-Silica-Breccia & Silica Breccias .............20
                5.1.7 Volcanics...............................................21
        5.2 Structural Geology................................................21
        5.3 Property Mineralization...........................................22
                5.3.1 Apparent Zonation of Mineralization.....................24

6.0 HISTORICAL MINING AND EXPLORATION ACTIVITIES..............................27
        6.1 District History (mid 1800's-1945)................................27
                6.1.1 Cane Springs Mine (1892-1935)...........................28
                6.1.2 Clifton Shears (later 1800's-early 1900's)..............28
                6.1.3 The Historic Kiewit Gold Zone...........................31
                6.1.4 Alvarado, Frankie, Monocco Mines, and
                        Herat-Smelter Tunnel .................................32

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                        6.1.4.1 Alvarado Mine.................................32
                        6.1.4.2 FrankieMine...................................32
                        6.1.4.3 MonoccoMine...................................32
                        6.1.4.4 Herat Mine-Smelter Tunnel.....................33
        6.2 Recent Exploration Activities (1980-Present)......................33
                6.2.1 American Consolidated Mining Company (1980-1997)........33
                6.2.2 Clifton Mining Company (1993-2002)......................35
                6.2.3 Kennecott Utah Copper (1994-1997).......................36
                6.2.4 Dumont Nickel Inc. (2002-Present).......................37
                        6.2.4.1 Cane Springs Mine and Vicinity................37
                        6.2.4.2 Clifton Shears Corridor Project...............40
                        6.2.4.3 The Kiewit Project............................43
                        6.2.4.4 IBA Project...................................50
                        6.2.4.5 District Projects - Silica Breccias...........50

7.0 DEPOSIT MODEL TYPES FOR THE CLIFTON-GOLD HILL AREA........................54

8.0 SAMPLE HANDLING, QUALITY CONTROL & QUALITY ASSURANCE......................56
        8.1 Core Handling & Security..........................................56
        8.2 Core Logging & Sampling...........................................56
        8.3 Sample Splitting & Collection.....................................56
        8.4 QA/QC Procedures..................................................57

9.0 HOWE FIELD VISIT, SAMPLE COLLECTION AND ANALYSIS..........................58
        9.1 Sample Method and Approach........................................58
        9.2 Sample Preparation, Analyses and Security.........................58
        9.3 Sample Results....................................................58

10.0 ENVIRONMENTAL CONSIDERATIONS ............................................61
        10.1 Federal Regulatory Requirements & Permitting (U.S. Bureau
               of Land Management)............................................61
        10.2 State Regulatory Requirements & Permitting (Utah Division
               of Oil, Gas, and Minerals).....................................61
        10.3 Tooele County Regulatory Requirements & Permitting...............61

11.0 DISCUSSION, RECOMMENDATIONS & BUDGET.....................................62

12.0 SOURCES OF INFORMATION...................................................66


CERTIFICATE


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FIGURES
3.1 Location of, and access to, the Clifton-Gold Hill Property, Tooele
      County, N.W. Utah........................................................4
3.2 Claim map of the Clifton-Gold Hill Property................................6
3.3 The physiographic provinces of Utah.......................................10
4.1 Illustrative chronology of tectonic events affecting the eastern
      Great Basin in present-day Utah.........................................13
5.1 General stratigraphy of the Gold Hill area & correlation between the three Carboniferous facies..........................................16
5.2 Property geology and location of historical mines and workings............18
5.3 Location of major structures in the Gold Hill Area........................23
5.4 Apparent zonation of mineralization.......................................25

6.1 Cane Springs Mine plan and longitudinal section...........................29
6.2 Location of 2003 diamond drill holes and interpretation...................38
6.3 2003 diamond drill results for gold and copper............................39
6.4 Clifton Shears - Dumont verification sampling - sample locations and gold results........................................................41
6.5 Clifton Shears - Dumont verification sampling - sample locations and silver results......................................................42
6.6 Kiewit Gold Zone - Dumont sample and drill hole locations.................45
6.7 Rainbow Hill - Dumont sample and drill hole locations.....................47
6.8 Regional Soil Sample Grids................................................49
6.9 IBA Project-soil sample and drill hole locations..........................51
6.10 IBA Project - detailed mapping...........................................52
7.1 Conceptual model for Cu-Au mineralization assoc. with
      porphyry-distal & proximal sediments....................................55
9.1 Howe sample locations.....................................................60

 TABLES
3.1 Status of Option on the Clifton-Gold Hill Property (as at June 1, 2004)....8
3.2 Status of the Dumont-IMM Agreements (as at June 1, 2004)...................9
3.3 Status of Earn-in on the Cane Springs Mine Property, Special Project
      Area (as at June 1, 2004)................................................9
9.1 Howe sample descriptions and assay results................................59

PLATES
3.1 The town of Wendover, looking west towards Nevada..........................5
3.2 Clifton's 250 ton per day modern gold mill adjacent to Gold Hill...........7
3.3 Steep low hills and brush cover typical of the Clifton-Gold Hill area.....11

5.1 Panoramic view from the Herat Mine-Smelter Tunnel.........................19
5.2 Jasperoid-breccia outcrops along flanks of hills in Ochre Mountain
      Limestone...............................................................20
5.3 Distinct differences in colouration of the soils identifies contacts and lithologies.........................................................21
6.1 Cane Springs Mine: looking northeast towards the mine, view atop Cane
      Springs Mine ridge......................................................30
6.2 Shaft and pit (collapsed stope?) along the Southern Confederate Shear.....31
6.3 Shaft and workings of the Alvarado Mine...................................31
6.4 Upper workings of the Monocco Mine........................................33
6.5 Drilling 4KZ02 from drill pad A, Historic Kiewit Zone, view is towards the west................................................................44
6.6 Panoramic view from the Historic Kiewit Zone..............................46
6.7 View looking north from atop Rainbow Hill.................................48
6.8 Looking west along the Pony Express Canyon towards the Ibapah Valley......53
8.1 Dumont's core logging, cutting and storage facility in Wendover...........56

APPENDICES
A. Utah JV Patented Claims, Unpatented (BLM) Claims, and State Mineral Leases comprising the Clifton-Gold Hill Property
B. SGS Laboratories Assay Certificates for Howe Samples 81289 to 81294 incl.


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1.0 INTRODUCTION AND TERMS OF REFERENCE

1.1 GENERAL

This report was prepared by A.C.A. Howe International Limited ("Howe") at the request of Mr. Shahe F. Sabag, President and CEO of Dumont Nickel Inc. ("Dumont") to update a previous Howe report prepared for Dumont dated June 30, 2003. This report is specific to the standards dictated by National Instrument 43-101 and Form 43-101F (Standards of Disclosure for Mineral Projects) in respect of the Clifton-Gold Hill Property ("the Property"). The Property contains several historical gold-silver-copper mines and workings and the surrounding area in the Gold Hill Mining District of north-western Utah situated approximately 190 kilometres west-southwest of Salt Lake City near the Utah-Nevada border.

The Property is, in effect, a combination of several mineral properties that are held separately by Utah-based Clifton Mining Company ("Clifton"), the Woodman Mining Company ("Woodman"), an affiliate corporation controlled by Clifton), and by Dumont Mining Company ("Dumont Mining"), a Utah-based wholly-owned subsidiary of Dumont. The mineral properties are under the control of the Utah TV, under Dumont's operatorship, but held and maintained by their respective owners on behalf of the Utah JV as follows: Dumont- 781 staked BLM claims and 5 ten-year mineral leases; Clifton- 68 BLM claims, 27 patented claims, 2 ten-year mineral leases; Woodman- 10 patented claims. The Property is a 33 square mile consolidation by Dumont of the original 4 square miles held by Clifton-Woodman and 29 square miles of additional land staked or acquired by Dumont.

Dumont is a public mineral exploration company that was incorporated in the province of Quebec in 1954. Dumont's corporate head office is located at 230 Richmond Street West, Suite 802, Toronto, Ontario, Canada. The company is currently listed on the TSX Venture Stock Exchange. At present Dumont holds various interests in exploration projects located in Canada and the United States (diamonds and precious-base metals respectively). Dumont is the operator on the U.S. projects.

Howe is an international geological and mining consulting firm that was incorporated in the province of Ontario in 1966 and has continuously operated under a "Certificate of Authorization" to practice as Professional Engineers (Ontario) since 1970. Howe provides a wide range of geological and mining consulting services to the international mining industry, including geological evaluation and valuation reports on mineral properties. The firm's services are provided through offices in Toronto, Canada, Denver, U.S.A., London, U.K., and Santiago, Chile.

Neither Howe nor the authors of this Report (nor family members or associates) have a business relationship with Dumont or associated company, nor with any company mentioned in this Report that is likely to materially influence the impartiality or create a perception that die credibility of this Report could be compromised or biased in any way. The views expressed herein are genuinely held and deemed independent of Dumont.

Moreover, neither Howe nor the authors of this Report (nor family members or associates) have any financial interest in the outcome of any transaction involving the property considered in this Report other than the payment of normal professional fees for the work undertaken in the preparation of this Report (which is based upon hourly charge-out rates and reimbursement of expenses). The payment of such fees is not dependent upon the content or conclusions of either this Report or consequences of any proposed transaction.

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1.2 SCOPE AND CONDUCT

This technical report was prepared by Mr. Felix Lee, B.Sc., P.Geo., an Associate Consulting Geologist with Howe. Mr. Lee has over 15 years experience in the mining industry including a background in international precious metals mineral exploration including project management, evaluation and valuation experience.

Dumont has accepted that the qualifications, expertise, experience, competence and professional reputation of Howe's Principles and Associate Geologists are appropriate and relevant for the preparation of this Report. Dumont has also accepted that Howe's Principles and Associates are members of confessional bodies that are appropriate and relevant for the preparation of this Report.

1.3 SOURCES OF INFORMATION

In preparing this report Howe reviewed geological reports, maps, miscellaneous technical papers, company letters and memoranda, and other public and private information as listed in Section 9.0 "Sources of Information" of this Report. Howe also carried out discussions with Dumont management and technical personnel. Howe has extensive experience in epithermal deposits, related skarn and porphyry deposits, and sediment-hosted disseminated gold deposits.

The author previously visited the Property between June 5 and 10, 2003 during the preparation of an earlier Howe technical report dated June 30, 2003, and once again between April 21 and 26, 2004 for the purposes of this report. During the most recent visit, the author visited with each of the Dumont geologists to examine their individual project areas and discuss their exploration activities, methodologies, findings and interpretations. Prior to each site visit, the author reviewed the company's most recent work reports and data as well as historical information.

1.4 UNITS AND CURRENCY

All units of measurement used in this report are metric unless otherwise stated. Historical grade and tonnage figures are reported as originally published. Base metal values are reported in percent ("% Cu" etc.). Gold and silver values are reported in grams per metric tonnes ("g Au/t") and ("g Ag/t") respectively. Currency is expressed in US dollars unless stated otherwise. Location coordinates are expressed in Universal Transverse Mercator (UTM) grid coordinates, using the 1927 North American Datum (NAD27), Zone 12.


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2.0 DISCLAIMER

Howe has assumed that all of the information and technical documents reviewed and listed in the "Sources of Information" are accurate and complete in all material aspects. While Howe has carefully reviewed all of this information, Howe has not conducted an independent investigation to verify its accuracy and completeness. Howe has only reviewed the land tenure in a preliminary fashion and has not independently verified the legal status or ownership of the property or any of the underlying agreements. Historical mineral resources figures contained in the Report, including any underlying assumptions, parameters and classifications, are quoted "as is" from the source. Howe has not independently audited any resources referenced herein or confirmed their compliance with recognized resource classification systems such as CIM and JORC.

Dumont has warranted that full disclosure of all material information in its possession or control at the time of writing has been made to Howe, and that it is complete, accurate, true and not misleading. Dumont has also provided Howe with an indemnity in relation to the information provided by it, since Howe has relied on Dumont's information while preparing this Report. Dumont has agreed that neither it nor its associates or affiliates will make any claim against Howe to recover any loss or damage suffered as a result of Howe's reliance upon that information in the preparation of this Report. Dumont has also indemnified Howe against any claim arising out of the assignment to prepare this Report, except where the claim arises out of any proven wilful misconduct or negligence on the part of Howe. This indemnity is also applied to any consequential extension of work through queries, questions, public hearings or additional work required arising out of the engagement.

The Report is based on information known to Howe as of June 1. 2004. Only the target areas within the Property and those visited by Howe, are discussed in any detail in this report. Howe reserves the right, but will not be obligated to revise this Report and conclusions if additional information becomes known to Howe subsequent to the date of this Report.

Draft copies of this Report have been reviewed for factual errors by Dumont. Any changes made as a result of these reviews did not include alterations to the conclusions made. Therefore the statement and opinions expressed in this document are given in good faith and in the belief that such statements and opinions are not false and misleading at the date of this Report.


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3.0 PROPERTY LOCATION, ACCESS, DESCRIPTION & PHYSIOGRAPHY

3.1 PROPERTY LOCATION AND ACCESS

The Clifton-Gold Hill Property lies within the Gold Hill Mining District in Tooele County, northwest Utah within the Deep Creek Mountains, approximately 190 miles (304 kilometres) west-southwest of Salt Lake City and 30 miles (48 kilometres) south of the town of Wendover on the Utah-Nevada border (see Figure 3.la and Plate 3.1).

The Property is best reached by taking Alternate 93A south from Wendover to the Ibapah Road, a distance of approximately 24.5 miles (39 kilometres). The Ibapah Road is a paved two-lane road that services the settlements of Ibapah and Goshute situated southwest of the property. Approximately 17 miles and 25 miles from the 93A-Ibapah intersection, two roads- the Gold Hill and Pony Express Canyon roads- turn off the Ibapah Road towards the settlements of Gold Hill and Callao (see Figure 3.1b). Both are well-groomed, all-weather gravel roads that provide good access to the Property from the north and south respectively.

Numerous service roads and trails exist throughout the property area as a result of the many old mines and workings. All can be reached from the Gold Hill and Pony Express Canyon roads. Though un-maintained, the condition of the service roads and trails are generally good and negotiable by 4-wheel drive vehicle, providing year round access throughout the property area. Very few facilities are available at Gold Hill. The settlement has electrical power and water. A nearby local water source once provided water for the historical mill operations at Gold Hill and is, reportedly, able to provide enough water for a current 250 ton per day mill owned by Clifton located in Gold Hill (see Plate 3.2).

          Figure 3.1 Location of, and access to, the Clifton-Gold Hilt
                       Property, Tooele County, N.W. Utah.



                               [GRAPHIC OMITTED]


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Wendover is situated along Interstate I80 adjacent to the famed Bonneville Salt
Flats Speedway and can be reached via Interstate I80 from Salt Lake City- a distance of approximately 132 miles (211 kilometres) distance or 2-hour journey by vehicle. The town literally straddles the Utah-Nevada border with the Nevadan side known as West Wendover. A settlement of approximately 1,500 residents, Wendover hosts many shops, hotels and hotel-casinos. Wendover also maintains a municipal airport that is a former Army Air Force field- Wendover Field- that served as a training site for B-17, B-24 and B-29 bomber crews, including the Enola Gay, during the Second World War.

Salt Lake City is the state capital and main commercial center of Utah. As such the city is well served by the major US air carriers. Travel to Salt Lake City from Toronto is achieved via daily flights typically through Chicago or Denver. Salt Lake City is also home to the large Bingham Canyon porphyry copper mine and is located just north of the Melco, Barneys Canyon and Mercur mines, and the East Tintic Mining District. Travel time to the Property from Salt Lake City is approximately 3-31/2 hours by vehicle.

           Plate 3.1 The town of Wendover, looking west towards Nevada

                                [GRAPHIC OMITTED]



3.2 PROPERTY DESCRIPTION AND STATUS

The Property is a combination of several mineral properties that are held separately by Utah-based Clifton Mining Company ("Clifton"), the Woodman Mining Company ("Woodman"), an affiliate corporation controlled by Clifton, and by Dumont Mining Company ("Dumont Mining"), a Utah-based wholly-owned subsidiary of Dumont. The mineral properties are subject to the terms of an Option/JV Agreement (the "Utah JV"), dated December 6, 2002, between Dumont, Clifton and Woodman, under Dumont's operatorship, but held and maintained by their respective owners on behalf of the Utah JV. Under the terms of the Utah JV Dumont has the exclusive right to explore properties held by Clifton and Woodman and can earn up to a 60% interest in any discoveries made thereupon. Additional projects or property(ies) acquired by any of the parties within a 5-mile envelope around the Property, become subject to the terms of the Utah JV, and any such additions that are contiguous to the Property will effectively expand the Property boundary and, with it, the surrounding 5-mile envelope.

At present, the Property represents a 33 square mile (85.5 km2) consolidation by Dumont of an original 4 square miles held by Clifton-Woodman and 29 square miles of additional land staked or acquired by Dumont since execution of the Utah JV (Figure 3.2). Dumont now holds 781 BLM claims and 5 ten-year mineral leases; Clifton holds 68 BLM claims, 27 patented claims, 2 ten-year mineral leases; Woodman holds 10 patented claims. The tenure of the patented and unpatented claims and mineral leases comprising the Clifton-Gold Hill Property is summarized in Appendix A of this report.

The majority of Clifton's holdings were acquired during the past two decades through the systematic consolidation of mineral holdings from several dozen beneficiaries including the various historical founding families. Clifton was incorporated in the State of Utah in 1993 and is involved in both the mineral resource and biotechnology sectors. Clifton's activities in the mineral resource sector are solely


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


                3.2 Claim map of the Clifton-Gold Hill Property



                                [GRAPHIC OMITTED]


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

focused on the exploration and development of its mineral properties in the Clifton-Gold Hill area. Clifton was previously listed on the Alberta Stock Exchange and currently trades on the U.S. OTC "Pink Sheets", symbol OTC-CFTN.

The Clifton-Gold Hill District hosts several past producing gold, silver, copper, lead, zinc, tungsten, arsenic mines and workings that date back to the late 1800s and early 1900s. The Property itself hosts the Cane Springs, Alvarado, Frankie, Herat-Smelter Tunnel, Southern Confederate, and Monocco mines, with mines such as Gold Hill, U.S. Mine, Lucy L and Yellow Hammer.

3.2.1 Option/JV Agreement ("Utah JV)

Under the terms of the Utah JV, Dumont has the exclusive right to explore the properties held by Clifton and Woodman in the Clifton-Gold Hill District, and earn a 50% interest in any discoveries made thereupon by delivery of a Feasibility Study1 on or before five years of the Effective Date2, subject to minimum annual expenditures staged from US$150,000 to US$250,000. Dumont will earn a 60% interest in the event its cumulative expenditures exceed US$5 million. At closing of the December 6, 2002, Option/JV Agreement, Dumont made a US$10,000 cash payment and issued 100,000 of its common shares to Clifton. Dumont also issued an additional 100,000 of its shares to Clifton during January 2003 upon concluding, with Clifton's assistance, certain other acquisitions in the District.

The Agreement contemplates that new discoveries made, and existing resources upgraded, shall be developed jointly by the parties under Dumont's operatorship, and funded either by the Utah JV or solely by one party subject to preferential and accelerated recovery of double the amount of such funding provided. In addition to placing its properties at the disposal of the joint venture, Clifton has also placed its 250 ton per day gold mill (Plate 3.2) and related equipment near Gold Hill at the disposal of the joint venture at no cost.

Plate 3.2 Clifton's 250 ton-per-day modern gold mill adjacent to Gold Hill.

                                [GRAPHIC OMITTED]


The Agreement also includes provisions for change of operatorship, for discharge by Clifton of certain encumbrances on some of its claims in the area (see
Section 3.2.1.1), for accelerated earn-in by Dumont in certain eventualities, for the independent acquisition of additional claims within the five mile envelope by either of the parties on behalf of the Joint Venture (see Section 3.2.2, Additional Acquisitions), for designation of discovery zones as Special Project Areas for pre-production development purposes, and for separate earn-in terms (see Section 3.2.3, Cane Springs Mine).

It should be noted that the Feasibility Study may be a negative study and report in that it indicates that a commercially viable orebody does not exist in, on or under the Properties or a part thereof and/or that although ore grade materials are present in, under the Properties or a part thereof, it recommends that development work not be undertaken or be deferred. 2 As at the date hereof, the Effective Date is being finalized pending the discharge of the Franklin Promissory Note

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

         3.2.1.1 The 1999 Franklin Promissory Note

         A number of claims held by Clifton are encumbered by a promissory note issued to Franklin Financial by Clifton in May 1999 for monies borrowed and used for the construction of the Clifton Mill and development work (the Franklin Note or "Note"). Appendix A summarizes the claims affected by the Note. The Note required monthly scheduled remittance payments to Franklin Financial to pay off the loan plus interest,

         On April 6, 2004, Clifton completed a US $ 1 million dollar private placement and discharged the Note and its obligations to Franklin Financial. The discharge of the Note entails the establishment of the Utah JV's Effective Date and the execution of the schedule upon which Dumont must make certain deliverables (see Section 3.2.1). As per the terms of the Utah JV, Dumont will issue 500,000 common shares to Clifton once discharge of the encumbrance has been finalized.

The following Table summarizes the current status of Dumont's option on the Clifton-Gold Hill Property.

Table 3.1 Status of Option on the Clifton-Gold Hill Property (as at June 1,
2004)

------------------------------------------------------------------------------------------------------------
 Potential         Required Expenditure / Commitment        Due Date    Status & Comments         Interest
 Interest                                                                                          Earned
------------------------------------------------------------------------------------------------------------

             $10,000 cash payment and issuance of                        Completed
             100,000 common shares to Clifton upon
             signing
          --------------------------------------------------------------------------------------
  50% to     Data compilation of District from Clifton      100 days     Completed
   60%       archives                                         from
                                                           Effective
                                                              date
          --------------------------------------------------------------------------------------
             Feasibility study                               On or                                   0%
                                                            within 5
                                                            years of
                                                              the
                                                           Effective
                                                              date
          --------------------------------------------------------------------------------------
             1st year expenditures of $150,000                From       Completed
                                                           effective
          --------------------------------------------------------------------------------------
             2nd year expenditures of $200,000                From       Completed*
                                                           effective
          --------------------------------------------------------------------------------------
             3rd year expenditures of $250,000                From       Completed*
                                                           effective
          --------------------------------------------------------------------------------------
             4th year expenditures of $250,000                From       Completed*
                                                           effective
          --------------------------------------------------------------------------------------
             5th year expenditures of $250,000               From
                                                           effective
          --------------------------------------------------------------------------------------
             Issuance of 100,000 share upon                   From       Completed
             conclusion of additional                      effective
             acquisitions in the District
------------------------------------------------------------------------------------------------------------
                     Execution of Joint Venture                         -                          50-60%
                     Agreement
------------------------------------------------------------------------------------------------------------

* Dumont has spent well in excess $1 million and has effectively satisfied the expenditure requirements of the next 4 years 3.2.2 Additional Acquisitions

On December 1, 2003, Dumont entered into two separate agreements with IMM-Dworkin Ltd. ("IMM"), an affiliate of Ohio-based International Minerals & Metals Inc., granting certain rights to 82 BLM claims and 20 patented claims within the District that include the Historic Kiewit Gold Zone, the Yellow Hammer and Reaper mines. Both Dumont-IMM agreements are subject to the Utah JV since all of the IMM BLM and patented claims were located within the 5-mile envelope of the Property boundary that existed at the time of the agreements.

Under the terms of the first agreement, an option agreement ("IMM Option"), Dumont holds a 100% interest in the 82 BLM claims. The acquisition is subject to a 5% gross proceeds royalty retained by IMM which Dumont may "buy-down" to 2% for US$3 million. Presently, Dumont has paid US$16,000 and issued IMM the full amount of 1.1 million common shares scheduled to be issued over tranches during the next two years. Additionally, Dumont is required to deliver of a Feasibility Study on any portion of the

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

claims within four years. Dumont may extend this term for an additional three years by issuing an additional 300,000 common shares to IMM. The IMM Option also grants Dumont the First Right of Refusal to acquire 8 patented claims IMM hold within the District.

Under the terms of a second agreement, Dumont has been granted a First Right of Refusal to acquire 12 other patented claims IMM holds within the District. The Right will remain in effect for as long as the agreement with IMM is in good standing. At closing, Dumont issued 100,000 common shares to IMM and . The status of Dumont's earn-in with respect to its two agreements with IMM is summarized in the following Table.

Table 3.2 Status of the Dumont-IMM Agreements (as at June 1, 2004)

------------------------------------------------------------------------------------------------------------
 Potential         Required Expenditure / Commitment        Due Date              Status           Interest
 Interest                                                                                          Earned
------------------------------------------------------------------------------------------------------------
            First Agreement - IMM Option
            --------------------------------------------------------------------------------------
             US$16,000 cash payment                        At closing    Completed                  100%
            --------------------------------------------------------------------------------------
   100%      1st issuance of common shares                 At closing    400,000 shares issued
            --------------------------------------------------------------------------------------
             2nd issuance of common shares (400,000)   1 yr from close   400,000 shares issued
            --------------------------------------------------------------------------------------
             3rd issuance of common shares (300,000)   2 yr from close   300,000 shares issued
            --------------------------------------------------------------------------------------
             Delivery of feasibility study or extension  3 yr from close
            --------------------------------------------------------------------------------------
            Second Agreement
            --------------------------------------------------------------------------------------
             Issuance of common shares (100,000)           At closing    Completed
------------------------------------------------------------------------------------------------------------

3.2.3 Cane Springs Mine Property, Special Project Area

The Cane Springs Mine Property, comprising approximately 599 acres held under patented mining claims and a mineral lease (Cane Springs Lode, Cane Springs Lode #2, Newton Albert Lode & Millsite, and Imperial claims, and State Mineral Lease 47181), has been designated a Special Project Area under the terms of the Utah JV, and Dumont may earn a 50% therein by spending US$400,000 toward exploration and development work thereupon within one year following the Effective Date, US$45,000 of which amount to be incurred prior to March 31, 2003. Under the terms of the Utah JV, Dumont has issued 100,000 common shares to Clifton after electing to proceed with additional work after March 31, 2003 on the Cane Springs Property.

As at the date hereof, Dumont has completed well in excess of US$45,000 of work at the Cane Springs Property, and has made an election to continue work to earn its interest in the Cane Springs Property. Delivery of 100,000 shares of Dumont as described has been completed. The status of Dumont's earn-in with respect to the Cane Springs Mine Property is summarized in the following Table.

Table 3.3 Status of Earn-in on the Cane Springs Mine Property, Special Project Area (as at June 1, 2004)

------------------------------------------------------------------------------------------------------------
 Potential         Required Expenditure / Commitment        Due Date              Status           Interest
 Interest                                                                                          Earned
------------------------------------------------------------------------------------------------------------

    50%      Min. US$45,000 in exploration &                             Completed, Cdn.             0%
             development work                                            $236,000 to date
                                                                         (US$180,000-US$320,000
                                                                         remaining)
            --------------------------------------------------------------------------------------
             Issuance of 100,000 common shares to Clifton
            --------------------------------------------------------------------------------------
             Min. $355,000 in exploration & development work.            Completed
            --------------------------------------------------------------------------------------
                                                                         Not completed
------------------------------------------------------------------------------------------------------------

Should Dumont fail to earn an interest in the Cane Springs Mine Property, it will continue to have the right to earn interests in the balance of the Property and other Special Project Areas.

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

3.3 PROPERTY PHYSIOGRAPHY

3.3.1 Topography

Utah contains parts of three major physiographic provinces: the Basin and Range, Colorado Plateau, and Rocky Mountain. The junction between the three provinces occurs near the center of the state, with the Basin and Range Province extending across western Utah, the Colorado Plateau across southeastern Utah, the Rocky Mountain across northeastern Utah (see Figure 3.3). The Basin and Range province is characterized by steep, narrow, north-trending mountain ranges separated by wide, flat, sediment-filled valleys. The Clifton-Gold Hill Property lies in the east central part of the Great Basin(3) section of the Basin and Range province and is characterized by highly dissected hills of relatively low relief. The village of Gold Hill just north of the Property has an elevation of approximately 5,321' a.s.l. The area is bounded on the east by the Great Salt Lake Desert (elev. 4,300'), on the north by Dutch Mountain (elev. 7,735'), on the west by the Clifton Flat (elev. 6,600') and on the south by Montezuma Peak (elev. 7,369'). The relatively low hills surrounding the ghost town of Clifton at the south end of the Property merge westward into the Ochre Mountains that have an elevation of 7,541'.


3.3.2 Climate

While Utah is widely perceived to be a             Figure 3.3 The physiographic
desert state and is, in fact, the second           provinces of Utah.
driest state in the US, the climate, soils,
and vegetation for the three physiographic
provinces is quite variable. The high
mountains and plateaus of the Rocky Mountain
province are classified as "humid",                     [GRAPHIC OMITTED]
generally receiving eighteen inches or more of precipitation and where, by definition, precipitation exceeds the evapo-transpiration rate. The lower basins, valleys, and flatlands of the Basin and Range province are defined as arid, generally receiving less than eight inches of precipitation annually and where the evapo-transpiration rate exceeds precipitation. The Colorado Plateau is sub-humid or semi-arid, exhibiting a transitional clime between that of the Basin and Range and the Rocky Mountain provinces.
                                                         Report #862 862-2-2.cdr

The climate of the Clifton-Gold Hill area is that of the Basin and Range: typically arid with hot, dry summers and cold, dry winters. Annual precipitation averages 12 inches. Approximately half of this amount falls between February and May. Rainfall during the summer and early fall is in the form of severe thunderstorms and showers. During the winter snowfall is generally light and seldom reaches depths of more than a foot though snowstorms can be expected between the months of October and May.

3.3.3 Soils and Vegetation

The soils and vegetation are also quite distinct for each physiographic province. Plants range from Upper-Sonoran sagebrush and grasslands in the Basin and Range through to sagebrush, juniper, and pinon in the Colorado Plateau to aspen and fir in the mountain ranges. Soils grade upslope from aridisols in the Basin

------------------------
(3) Described in Section 4.0

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and Range through to mollisols in the Rocky Mountains. The soils and vegetation of the Clifton-Gold Hill area are those of the Basin and Range: aridisols and Upper-Sonoran sagebrush and grasslands (see Plate 3.3 below).

Plate 3.3 Steep low hills and brush cover typical of the Clifton-Gold Hill area. This photo shows all that remains of the town of Clifton established during the 1850's.


                               [GRAPHIC OMITTED]




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

4.0 GEOLOGICAL SETTING

The Clifton-Gold Hill Property lies in the east central part of the Great Basin section of the Basin and Range province. In terms of metallogeny, the Great Basin accounts for approximately 74% of U.S. gold production and 11% of world production and hosts some of the world's largest gold and polymetallic deposits, including those of the famed Carlin-trend in Nevada. The gold resource potential of the Great Basin is currently estimated to be in excess of 100 million ounces.

In eastern Nevada and western Utah the Great Basin is characterized by north-south trending fault-block ranges composed primarily of Paleozoic carbonate assemblage rocks that comprise the Cordilleran Geosyncline4. As defined, the Great Basin is bounded on the west by the mid-Paleozoic Antler Orogenic Belt, on the south by the Las Vegas shear zone, and on the east by the Colorado Plateau. The geology and metallogeny of the Great Basin- including that of the Gold Hill- area are inexorably tied to the tectonic evolution of the Great Basin itself. The tectonic history of the Great Basin in what is Utah today is illustrated in Figure 4.1 and summarized below.

4.1 EVOLUTION OF THE GREAT BASIN

Two principle facies of the Cordilleran Geosyncline are recognized. The miogeosyncline assemblage in Utah and Nevada consists of a thick sequence of Paleozoic limestone, dolomite, clean sandstone and minor shale. Within and west of the Antler Orogenic Belt, Paleozoic shales, wacke, chert and volcanic comprise the eugeosynclinal assemblage. East of the geosyncline in the central Wasatch Range and on the Colorado Plateau, the miogeosynclinal carbonate sequences are drastically thinned and discontinuous.

It is important to understand that the relationships between the Paleozoic sections of the miogeosyncline, eugeosyncline and adjacent shelf areas are obscured by major thrust faults that have displacements in the order of tens of miles. Eugeosynclincal rocks have been thrust over miogeosynclinal rocks in western and central Nevada, and miogeosynclinal rocks have been thrust over thin shelf facies in southeastern Nevada and western Utah. The present-day geographic distribution of the various rock assemblages does not represent their distribution at the time of deposition and, as a result, many areas of the Great Basin are not well understood in terms of stratigraphy, structure and accompanying metallogeny.

4.1.1 Paleozoic (543-248 Ma) Tectonic Events

Sedimentation in the Cordilleran miogeosyncline began before the appearance of Cambrian fossils and continued with little or no orogenic interruption or disruption through to the Jurassic. Present-day Utah was, at the time, the western edge of North America (see Figure 4.1 panel A). The eastern portion of the state was a low plain with little relief and sedimentation in the miogeosyncline was dominated by the precipitation of dolomite during the Ordovician and Silurian, and limestone during the Mississippian. There was relatively little clastic sedimentation off the eastern plains. The Oquirrh basin developed in northwestern Utah during the Mississippian and within it large quantities of limestone were deposited, including the Ochre Mountain Limestone, which underlies much of the Property area. Minor truncation of the sedimentary units is recognized along the eastern and western margins of the miogeosyncline.

Only one, very local, distinct angular unconformity is known- the Stansbury Anticline- that formed during the Devonian in north-central Utah. From very late Devonian time to late Pennsylvanian the Antler

-----------------
(4) geosyncline: a general term describing a thick accumulation of sediments. The term is subdivided into miogeosyncline referring to a shallow basin or continental shelf, and eugeosyncline to a rise or slope that, today, would be referred to as an orogenic / subduction zone setting. The terms predate plate tectonic theory and are no longer in popular use. Since many of the reference literature use the terms, they have, for convenience sake, been retained for this report.

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




       Figure 4.1 ILLUSTRATIVE CHRONOLOGY OF TECTONIC EVENTS AFFECTING THE
                    EASTERN GREAT BASIN IN PRESENT-DAY UTAH


                               [GRAPHICS OMITTED]



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Orogeny to the west affected sedimentation in Nevada and western Utah by bringing in clastic sedimentation in the form of wackes and siltstones.

4.1.2 Mesozoic (251-65 Ma) Tectonic Events

Triassic (or early Jurassic) sediments represent the last depositional events in the Cordilleran miogeosyncline. During Middle Triassic time, marine waters withdrew as a result of Antler Orogeny deformation (rising mountains) in the west. During the Early Jurassic, ongoing deformation and regional metamorphism in the western part of the miogeosyncline effectively shifted areas of sedimentation eastward onto the Colorado Plateau. The Triassic-Jurassic boundary is marked by eolian sand deposits the accumulated in the miogeosyncline that are known as the Navajo Sandstone. Ancient sand dunes from this formation are well exposed at Checkerboard Mesa in Zion National Park in the south.

During the Middle to Late Jurassic, a broad, shallow back-bulge basin (panel B), the Arapien Basin, developed in central Utah. The basin was covered by a shallow sea, tidal flats, sabkhas (flat evaporating pans), and coastal sand dunes (Twin Creek and Pruess Formations in northern Utah; Twin Creek, Arapien, and Twist Gulch Formations in central Utah; Carmel, Entrada, Curtis, and Summerville Formations in east-central and southern Utah), and later, by broad, low-elevation river floodplains (Stump and Morrison Formations in northern Utah, Morrison Formation in central and southern Utah, among others).

By Late Jurassic to Early Cretaceous, Utah was mostly a fore-bulge high (the Sevier Orogenic Belt), the result of major thrust faulting and folding occurring across western Utah that marked the beginnings of the Sevier Orogeny (panel C). East of the thickened crust that resulted from the thrust faulting a wide foreland basin formed that was deep enough to be flooded by the ocean. During much of the Late Cretaceous, a wide ulterior seaway ran north-south across North America from what is now the Arctic Ocean to what is now the Gulf of Mexico. Syn-orogenic sedimentation off the Sevier Orogenic Belt into the foreland basin produced an unconformity bevelled across much of the Jurassic strata. Volcanic activity during this time was closely associated with metalliferous mineralization in the Property area.

The Sevier Orogeny is characterized by large-scale decollement thrust faulting from west to east along westward dipping thrust faults with displacements of up to 25 to 30 miles, or, in some cases, more than 50 miles. The folding and thrusting associated with the Sevier Orogeny was largely restricted to the Paleozoic and Mesozoic sedimentary cover and is known as 'thin-skinned' tectonics since only the overlying sedimentary cover (or skin) of the craton is deformed. The Sevier Orogeny peaked during the Late Cretaceous when most of the major thrust plates were emplaced. In general, thrust plates in the eastern part of the Sevier Orogenic Belt weren't moved as far as western plates. Eastern plates also tended to be thinner and deformed into folds of smaller amplitude between wider spaced thrust faults than the thicker western plates.

Syn-orogenic sedimentation also peaked during the Late Cretaceous. Sediments deposited in the foreland basin of the Sevier Orogeny grade eastward from coarse conglomeratic beds (exposed along Interstate I80) into fluvial sandstones and shales, coastal-plain and deltaic deposits and finally into shallow-marine sands, muds, and clays (parts of the Mancos Shale of central and southern Utah, and most of the Frontier Formation and the Hilliard Shale north of the Uinta Mountains).

4.1.3 Tertiary (65-1.8 Ma) Tectonic Events

By the end of the Late Cretaceous, the eastern portion of Utah was covered by an inland sea stretching from the Gulf of Mexico to the Arctic. Paleocene erosion and sedimentation from the west filled the inland sea to the east (panel D). Tertiary strata of the eastern Great Basin and adjacent Colorado Plateau can be subdivided into three major groups. The oldest is composed of non-volcanic continental sediments- scattered Paleocene and Eocene fluviatile and lacustrine deposits. The middle group consists

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

of widespread intermediate to acidic volcanics, chiefly ignimbrites of Late Eocene, Oligocene and Early Miocene age. The youngest group, Miocene to recent, is a heterogenous collection of discontinuous clastic units, volcanic-rich sediments, volcanics, and lacustrine sediments.

Thrusting in the Sevier Orogenic Belt had virtually ceased by the time the Laramide Orogeny began east of the Sevier Belt in the late Cretaceous and Early Cenozoic. Rather than folding and thrusting, the Laramide Orogeny generally involved the uplift of great blocks of crystalline basement along east dipping reverse faults. The Sevier Orogeny defines a deformational event that took advantage of weak bedding planes in thick Paleozoic and Mesozoic sedimentary assemblages. Compression (shortening) of the crust was manifested tens of miles eastward along the weak sedimentary layers, producing "thin-skinned" thrust faulting of the overlying sedimentary strata. By contrast, crustal shortening during the Laramide Orogeny produced "basement-cored" uplifts because the thin sedimentary rock in uplifted areas did not easily "decouple" from the basement rock, having been "locked" together by the thrusts and folds from the previous orogeny. Because Laramide deformation involves deeper parts of the crust, the style of orogeny is known as "thick-skin" tectonics. The Uinta Arch (panel E), which intersects the Sevier Orogenic Belt almost at a right angle and divides the Sevier thrust belt into the Wyoming Salient in the north and the Charleston-Nebo Salient in the south, is one of the basement uplifts closely involved with the deformation of the Cordilleran Geosyncline. Large intermontane basins formed between the uplifted blocks allowing for the formation of lakes such as Lake Flagstaff and Lake Uinta.

During the Oligocene, tectonic forces began to change from a compressional regime to an extensional one. The beginning of extensional activity throughout western Utah marked the beginning of extensive volcanic activity as well. Oligocene igneous activity produced intrusive rocks in northern Utah, the intrusions that form the Henry, La Sal, and Abajo Mountains in southern Utah, and volcanoes in southwestern Utah. The majority of Utah's copper is thought to be associated with an Oligocene-age intrusion in the Bingham Mining District, west of Salt Lake City (panel F).
Continued extension during the Miocene resulted faults changing from reverse and thrust faults to normal faults that effectively separated uplifted mountain blocks from down-dropped basins to form the Basin and Range topography. It is believed that the volcanic activity during this time was closely associated with metalliferous mineralization in Dutch Mountain area just north of the Property area (panel G).

4.1.4 Quarternary (1.8 Ma - Present) Tectonic Events

The Pleistocene was characterized by extensive glacial activity in the Uinta Mountains and several other mountain ranges throughout the state. During this tune, a giant fresh-water body called Lake Bonneville was also formed (panel H).

At present, basin and range faults continue to be active. Volcanism was commonplace in western Utah as recently as 660 years ago. The Great Salt Lake and Great Salt Lake Desert are all that remain of Lake Bonneville (panel I).

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

5.0 PROPERTY GEOLOGY AND MINERALIZATION

5.1 PROPERTY GEOLOGY

The Gold Hill area hosts lithologic units ranging from Cambrian in age through to the Quaternary including six Paleozoic sedimentary formations of Carboniferous-age from the Cordilleran miogeosyncline that underlie the property area (Nolan, 1935)(5). The six formations are divided in to three facies, west-to-east, on the basis of differences in unit lithology and thickness evident that are during stratigraphic correlation. The facies essentially represent different depositional environments that have been brought into close spatial proximity by two thrust faults.

         o The Eastern Facies is represented by the Woodman Formation, the upper portion, of which, is believed truncated by the lower of the two thrusts.
         o The Centra! Facies is lies between the two thrust faults and includes the Ochre Mountain Limestone, Manning Canyon and Oquirrh formations. Of note is the fact that the Oquirrh Formation's limestone member is present in the Western Facies but missing from the Central Facies.
         o The Western Facies lies above the upper thrust and is considered to contain elements of the above formations as well as the Madison and Gerster formations.

The stratigraphy and correlation between the three facies are shown in Figures
5.1. Nolan's (1935) westward correlation of the Carboniferous units with those in Nevada (at Eureka and Ely) suggest that the Manning Canyon and Oquirrh formations are the respective stratigraphic and/or age equivalents of the Chainman Shale and Ely Limestone used by Robinson (1990, 1993) in his reports on the Gold Hill area.

Figure 5.1 General stratigraphy of the Gold Hill area & correlation between the three Carboniferous facies.

                               [GRAPHIC OMITTED]




-----------------------
(5) It should be noted that much of the information regarding the Gold Hill District is generally fragmented and recorded in miscellaneous memos, reports and letters that are currently in Clifton's keeping. Dumont is in the process of compiling much of this information. There have also been many comprehensive geological studies on the Gold Hill District and mines. Most notable of these are Nolan (1935), El-Shatoury and Whelan (1970), The Mining House (1991). and Robinson (1990, 1993).


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Nolan (1935) recognizes the Ochre Mountain Limestone as a stratigraphic equivalent of the Great Blue Limestone in central Utah. The significance of this is the fact that to the east, the Oquirrh Formation hosts the polymetallic replacement deposits at the Bingham Canyon Mine and the Great Blue Limestone hosts disseminated gold deposits at the Mercur Mine.

Mapping by Nolan (1935) shows the Property to be underlain by the central facies: the Ochre Mountain Limestone, Manning Canyon and Oquirrh formations. The Ochre Mountain Limestone is by far the most significant, volumetrically speaking, of the three units within the Property. Two large igneous bodies intrude the sediments: an Oligocene quartz-monzonite in the northern part of the Property and a Jurassic granodiorite in the southern part (see Figure 5.2).

5.1.1 Ochre Mountain Limestone

In the property area, the Ochre Mountain Limestone is primarily a finely crystalline, massive, micritic limestone. Stringers of thin (less than 3"), light grey to black chert are locally abundant, particularly in the lower portions of the unit. Thin beds of fine-grained arenite and shale that weather pink or pale-yellow are interbedded with the limestone. Outcrops are generally highly fractured and riddled with calcite veins. Bleaching and silicification of the limestone is widespread. Recrystallization of the limestone to massive, white, coarsely crystalline marble (marblization) is common near the intrusions. Contact-metasornatic skarn alteration of the limestone is also common near the intrusions, identifiable by light-green calc-silicate assemblages consisting of micaceous andalusite hornfels, diopside-actmolite-garnet, and wollastonite-spadaite. Within the property area the thickness of the Ochre Mountain Limestone is estimated to be up to 450 meters. The lower contact of the Ochre Mountain Limestone is commonly a sub-horizontal fault, possibly the Ochre Mountain Thrust Fault or a low-angle normal fault(6) (Robinson, 1993). The result is that within the property area, the Ochre Mountain Limestone occurs as roof pendants atop the Jurassic granodiorite (see Plates 5.1 and 5.3).

5.1.2 Manning Canyon Formation (Chainman Shale)

The Manning Canyon Formation consists of quartzite, shale and intercalated limestone. Due to weathering, quartzite is usually all that remains in outcrop. The quartzite is typically fine to very finegrained, siliceous, dark grey or black. The shale is black, carbonaceous and fissile. Locally the shale develops a slaty cleavage parallel or sub-parallel to bedding and displays a lustrous slip lineation along cleavage planes. The limestone is dark grey, micritic, and thinly bedded. The formation is also known to carry lenses of pebble conglomerate containing clasts of limestone and quartzite. Hornfelsic alteration of the shale is common near the intrusives.

In the property area the thickness of the limestone is estimated to be 150 meters.

5.1.3 Oquirrh Formation (Ely Limestone)

The Oquirrh Formation consists primarily of thin beds of intercalated limestone, dolomite and sandstone. The thick limestone member identified by Nolan (1935) in the western facies is not present in the property area. The limestone is typically a light grey biosparite with local dark grey micritic sections. Dark grey to black chert stringers commonly crosscut the limestone sections. The dolomite is generally coarsely crystalline, thickly bedded, and limey. Sandstone sections are typically fine to medium-grained, calcareous, poorly consolidated, and generally structureless.

--------------
(6) See Section 5.2

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   Figure 5.2 Property geology and location of historical mines and workings



                               [GRAPHIC OMITTED]



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        Plate 5.1 Panoramic view from the Herat Mine-Smelter Tunner area





                               [GRAPHIC OMITTED]



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The Oquirrh Formation is assumed to conformably overlie the Manning Canyon
Formation though this contact has not been observed. In the property area the thickness of the Oquirrh Formation is estimated to be 425 meters.

5.1.4 Jurassic Granodiorite

The granodiorite is massive, medium to coarse-grained, and variable in composition from granodiorite to quartz-monzonite. There appear to be distinct quartz-rich and quartz-poor phases within the intrusive giving rise to the suggestion that one intrusive may in fact be several intrusives, possibly of different ages (Robinson, 1993). Immediately adjacent to shears or veining, the granodiorite may exhibit a dark-green alteration that is propylitic in appearance. Documented alteration of the intrusive includes chloritization, sericitization, propylitization, and silicification associated with quartz-carbonate flooding.

5.1.5 Oligocene Quartz-Monzonite

The quartz-monzonite pluton is considerably smaller than the Jurassic granodiorite and occurs in the northern part of the Property. The quartz-monzonite is typically white-pink, medium to coarse-grained and locally porphyritic. Feldspars commonly exhibit a white, chalky appearance due to deuteric alteration.

5.1.6 Jasperoid-Silica-Breccia & Silica Breccias

Several different breccia types- injection breccias, silica-breccias, and jasperoid-silica breccias- are recognized throughout the property but appear to be most abundant in carbonate strata, particularly the Ochre Mountain Limestone. The breccias can be seen as linear outcrops along the flanks of hills. The linearity suggests some form of structural control to the origin of the breccias. Outcrops are usually dark red to black in colour (gossanous in appearance), brecciated and vuggy, and contain clasts of unaltered rock. Barite veining within the breccias is also common and best observed in the extensive outcrops exposures of the Enterprise area. Plate 5.2 shows examples of the breccias.

Plate 5.2 Jasperoid-breccia outcrops along hill flanks in Ochre Mountain Limestone (Enterprise area) and close-up (Cane Springs Mine). Breccias show little relation to bedding and are thought to be tectonic origin.

                               [GRAPHIC OMITTED]



The age of the breccias is unknown. Robinson (1990) interprets them to be a late tectonic feature since there appears to be little relation to bedding. The Mining House (1991) further proposes that the possible structural controls behind the origin of the breccias may also control the more widespread silicification of the Ochre Mountain Limestone. The breccias are known to locally carry gold (Trinder per. comm.).

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5.1.7 Volcanics

Tertiary felsic to mafic volcanics can be found locally within the property area and include Miocene basalts and felsic to intermediate Miocene (Oligocene?) pyroclastics that are possibly related to the quartz-monzonite. Purple-brown outcrops of the pyroclastics (tuffs and breccias) can be seen along the flanks of the Rodenhouse Wash. Outcrop of basalt occur along the Rodenhouse and Gold Hill washes.

Outcrop exposure on the Property is generally good and quite extensive. Noticeable colouration differences of the soil also allow for identification of contacts and, in some instances, lithology from a distance as shown in Plate 5.3.

Plate 5.3 Distinct differences in colouration of the soils identifies contacts and lithologies. Photo taken from the Frankie Mine portal, looking southeast.

                                [GRAPHIC OMITTED]


5.2 STRUCTURAL GEOLOGY

The structural history of the property area is complex. Nolan (1935) postulated four, possibly five phases of folding and faulting. Deformation of the area however, is consistent with the broader structural-geological framework proposed for the Great Basin: Mesozoic thrusting and folding "thin-skin" style tectonics of the Sevier Orogeny, followed by Tertiary "thick skin" uplift and faulting tectonics of the Laramide Orogeny. Based on detailed structural studies of the area, Robinson (1990, 1993) proposed the following chronology of deformational events for the Gold Hill area.

According to Robinson (1990, 1993), deformation began in the Gold Hill area during the Triassic with the folding of the Paleozoic strata into open folds with N.E.-trending fold axes (Antler Orogeny). Folding was followed by northeast thrusting along the Ochre Mountain Thrust Fault, juxtaposing Ochre Mountain Limestone over folded Mississippian and Pennsylvanian sediments. A displacement of 10 kilometres is estimated for the thrust fault, typical for Basin and Range thrusts.

Several reverse faults placed the Manning Canyon Formation over the Oquirrh Formation in the area of the Cane Springs Mine. These faults have limited lateral extent and locally exhibit siliceous alteration. In the Gold Hill area, the only manifestation of compressional deformation related to the Sevier Orogeny is microscopic-level bedding-parallel shortening that is attributed to the emplacement of the Jurassic granodiorite pluton. Much of the Gold Hill region is believed to have been structurally static despite a probable eastward "rafting" of the entire area along a deep-seated decollment thrust associated with the Sevier Orogeny.

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
----------------------------------------------------------------------------------------
AGE CONSTRAINT                            STRUCTURE
----------------------------------------------------------------------------------------
   ~10 Ma (?)           14    Formation of the N.N.W.-trending,
                              right-lateral fault
                              (Gold Hill Wash Fault)
                        13    Formation of N.W.-trending, high-angle
                              normal faults
                        12    Formation of E.N.E.-trending, high-angle
                              normal faults                                  Laramide
                        11    Formation of the low-angle normal fault #3     Orogeny
                              (LANF-3)                                          &
Emplacement of          10    Formation of low-angle normal fault #2        Continuing
Oligocene                     (LANF-2)                                      Extension
Quartz-
monzonite (38 Ma)
                         9    Formation of the  E.N.E.-trending,
                              right-lateral fault
                              system (Garrison Monster Fault System)
                         8    Formation of the N.W.-trending, left lateral
                              fault system
                              (Pool Canyon Fault System)
                         7    Formation of low-angle normal fault #1
                              (LANF-1)
----------------------------------------------------------------------------------------
Emplacement of           6    Minor, bedding-parallel shortening
Jurassic                 5    Formation of N.W.-trending, high-angle
Granodiorite                  normal faults
                         4    Formation of N.W.-trending, left-lateral       Antler and
                              faults                                           Sevier
                         3    Formation of the Ochre Mountain Thrust Fault   Orogenies
                              Orogenies
                         2    Formation of faults with (geometry unknown)
                         1    Open Folding, N.E.-trending axes
   Early Late
   Triassic
----------------------------------------------------------------------------------------

During the early to mid-Tertiary, a series of low-angle normal faults and strike-slip faults were developed-primarily in the Dutch Mountain area. The low-angle normal fault #2 (LANF-2) is believed to be the result of, or affected by, the emplacement of the Oligocene quartz-monzonite pluton. The late Tertiary saw the development of high-angle faults.

The net result is the division of the Gold Hill area into faulted "blocks", each of which is structurally distinct from the other (Nolan, 1935). The Property sits within the Ochre Mountain and Uiyab Canyon fault blocks.

5.3 PROPERTY MINERALIZATION

The Gold Hill Mining District boasts 43 historical mines and workings, 123 showings, and has produced gold, silver, copper, bismuth, lead, zinc, tungsten, arsenic, molybdenum, cobalt and beryllium over a 70 year period beginning in the late 1800's through to end of the Second World War. The total historical production from the district is essentially unknown though many estimates are presented in the literature. Estimates are usually based on historical production records for individual mines (some of which are quoted in following Sections) that, in most cases, are incomplete or merely recorded the dollar amount received from a mill for ore produced.

In the property area economic mineralization exhibits a close spatial relation to the Jurassic granodiorite intrusive body, with ore bodies localized within fracture zones in the granodiorite or in the contact zone between the intrusive and surrounding carbonate strata of the Ochre Mountain Limestone and Oquirrh Formation. The close spatial relationship suggests the granodiorite may have been the source of metal-bearing hydrothermal fluids.

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Figure 5.3 Location of major structures in the Gold Hill area


                                [GRAPHIC OMITTED]




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El-Shatoury and Whelan (1970) identify three distinct types of economic mineralization within the district. These are:

         o Contact Metasomatic Deposits. This type of deposit is localized within carbonates at or near the Jurassic granodiorite contact (skarns). Examples of this type of deposit are the Cane Springs, Alvarado, and Frankie mines, all of which are subject to the Utah JV. Economic mineralization closely accompanies calc-silicate alteration of the limestone and includes gold, pyrite, chalcopyrite, malachite, bornite, covellite, molybdenite, scheelite, and minor galena (Au, Cu, Mo, W, Pb). Typical alteration minerals include wollastonite, tremolite-actinolite, grossular garnet, tourmaline, and diopside.

         o Vein-Shear Deposits. Two types of vein deposits are recognized in the Gold Hill area: quartz-carbonate-adularia and quartz.

                  Quartz-carbonate-adularia veins are largely restricted to within the Jurassic granodiorite body. Examples of this vein type are the Clifton Shears, Climax Mine, and the Beryllium Veins in the Rodenhouse Wash area. The veins generally strike north-easterly, dip steeply, and typically vary in thickness from a centimetre to 2-3 metres. Continuity along strike is good, with some veins having been traced across distances of up to 2 kilometres. Economic mineralization includes sphalerite, galena, and silver (Zn, Pb, Ag) and, in the case of the Rodenhouse Wash-area veins, beryllium. Robinson (1993) suggests the beryllium-bearing veins are Miocene in age thereby implying that the veins are not related to the granodiorite in origin.

                  Quartz veins are widespread and not restricted to any particular lithology. Examples include the Lucy L deposit. Economic mineralization typically includes scheelite, pyrite, chalcopyrite, bismuth and gold (W, Cu, Bi, Au) with secondary hematite and magnetite.

         o Replacement Deposits. This type of deposit is divided into two sub-types: limestone- hosted and intrusive-hosted.

                  Limestone-hosted type deposits may be found in either fractured but unaltered, silicified, hematized, or brecciated units. Economic mineralization may include any of the series of silver, arsenopyrite, galena, sphalerite, chalcopyrite, pyrite, pyrrhotite, and tetrahedrite. Where oxidized, a variety of arsenate minerals may be present. Examples of this kind of deposit are the Herat Mine-Smelter Tunnel, the U.S. Mine, and Gold Hill Mine.

                  Intrusive-hosted replacement deposits consist of scheelite, molybdenite, chalcopyrite, pyrite, copper-oxides and abundant magnetite mineralization (W, Mo, Cu). Gangue mineralogy consists of actinolite, perthite, garnet, apatite, tourmaline, and quartz. Examples of this kind of deposit are the Yellow Hammer and Reaper deposits.

5.3.1 Apparent Zonation of Mineralization

El-Shatoury and Whelan (1970) describe an apparent 5-zone arrangement to mineralization in the Gold Hill area (Figure 5.4). Zones are differentiated on the basis of the following metal associations: tungsten-molybdenum-copper, copper, copper-gold, copper-lead-arsenic, and lead-zinc-gold zones; each representing progressively lower-temperature and pressure mineral assemblages that developed sequentially as the granodiorite intrusive cooled.

         o The tungsten-molybdenum-copper zone occupies a narrow belt that includes the Yellow Hammer, Reaper, Frankie and Lucy L mines. The zone coincides with a belt of normal faulting (see also Section 5.2, points 4 and 5), which may have represented the conduits through which the Jurassic granodiorite was intruded.

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         o        The tungsten-molybdenum-copper zone grades into the copper zone with the loss of scheehte and molybdenite. The zone occupies an area just west of the core zone. Ore minerals typically include chalcopyrite and pynte in a gangue of tourmaline, garnet, perthite and actmolite

         o The copper-gold zone is contact-metasomatic in nature with mineralization consisting of gold and chalcopynte within calc-silicate assemblages. Deposits within this zone include the Cane Springs and Alvarado mines.

         o The copper-lead-arsenic zone is represented by replacement deposits such as the U.S. Mine, Gold Hill Mine and Herat Mine

         o The fifth zone is characterized by a lack of copper and predominance of lead, zinc, and gold Deposits within this zone include the Rube and Climax mines, and the Clifton Shears.

The zonation is crude and approximate and considerable overlap exists between the zones. Several explanations for these overlaps and other irregularities in the zones have been presented. El-Shatoury and Whelan (1970) summarize the explanations:

         o Overlapping of zones resulting from two or more intrusive-magmatic centres;

         o        Retreat or advance of intrusive-magmatic centres;

         o Deposition in a single area from different mineralizing events. For example, cyclic or periodic fracturing of the granodiorite body might allow hydrothermal fluids to flow into an area previously mineralized by high-temperature minerals (Nolan, 1935).

Figure 5.4 Apparent zonation of mineralization


                               [GRAPHIC OMITTED]



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Invariably, the description of a zonation and the explanations put forth in the literature to explain irregularities in the zones and their overlap, underscore the belief that the Jurassic granodiorite intrusive was the source of metal-bearing hydrothermal fluids and is directly related to the genesis of deposits in the area. Robinson (1993) places a Late Jurassic to post-Late Jurassic age on mineralization within the property area.



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6.0 HISTORICAL MINING AND EXPLORATION ACTIVITIES

6.1 DISTRICT HISTORY (mid 1800's-1945)

Exploration and mining activities in the Gold Hill area began in the mid 1800's when travel westward to California was greatest. Prospective settlers travelled along a route through the Overland Canyon (along what is today the Pony Express Canyon Road). Lead mineralization in the form of galena first attracted the attention travellers through the area prompting some to stay to prospect. Placer gold was first discovered in Gold Hill in 1858. The early settlers and prospectors were hampered by repeated Indian attacks and the area was abandoned until 1869 when the settlements of Gold Hill and Clifton were reestablished.

A lead smelter was constructed at Clifton in 1872 and 1,500 tons of high-grade lead-silver ore was treated. The smelter was relocated to Gold Hill in 1874 and an additional 500 tons of lead-silver ore from the Western Utah Copper Company treated there.

Mining activities in the district did not begin in earnest until the 1892, when Col. J.F. Woodman built a mill and smelter at Gold Hill and extracted some US $300,000 in gold and silver ore between 1892 and 1896. El-Shatoury and Whelan
(1970) report that the Cane Springs Consolidated Gold Mining Company built an amalgamating mill for treating ores derived from the Cane Springs and Alvarado mines. It is likely that this mill and the one constructed by Col. Woodman are one and the same. The mill was in operation for 23 months between 1892 and 1895. The average grade of ore treated in the mill is reported to have averaged $20-30 per ton in gold. Total reported net receipts from bullion and concentrate from the Cane Springs Mine are reported to be $117,900.

Mining activity in the area gradually diminished until 1905 when the development of copper ore revived interest in the area. The outbreak of World War I and the establishment of the Deep Creek Railroad between Gold Hill and Wendover sparked a third mining revival. A 1920 report estimates the district's gross ore production between 1892 and 1917 was $951,800 in gold, silver, copper, and lead (The Mining House, 1991). Some 3,000 residents lived in Gold Hill and Clifton at the time.

Tungsten production in the district began in 1912 with commencement of the Lucy L Mine. El-Shatoury and Whelan (1970) estimate approximately 500 tons of ore grading 1% scheelite (tungsten) was produced from the mine. Significant amounts of gold and bismuth were also reportedly extracted. Tungsten was also produced from the Reaper and Yellow Hammer mines. Production began at the two mines in 1914 and 1917. Both were operated largely for the strategic requirement of tungsten during the world wars. Net receipts from ore production at the Reaper Mine indicate a total of $75,000 of tungsten was produced, $70,000 of which was produced during World War I. Production at the Yellow Hammer during is estimated to have been $25,000 to $45,000. Both world wars, particularly the Second World War, seriously impacted precious metal mining in the district. Gold and silver mining ceased altogether during the Second World War as the few remaining miners focussed on producing of strategic metals such as tungsten and arsenic for the war effort.

Arsenic production in the district began in with the outbreak of WWI. Arsenic was then used for pesticides in the cotton fields of the south. Two former copper producers, Western Utah Copper Company's Gold Hill Mine and the U.S. Smelting, Refining and Mining Company's U.S. Mine produced arsenic between 1923 and 1925. Nolan (1935) estimates the value of arsenic production during this period to be $2,500,000. Both mines shut down in 1925 due to low arsenic prices. The U.S. Mine re-opened during World War II with production estimated to have been 98,724 tons grading 15.2% arsenic.


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Nolan (1935) began a geological study of the Gold Hill area in 1925 after topographic surveying of the area had been completed. The report was published in 1935 as U.S. Geological Survey Professional Paper 177. This comprehensive report is considered to be one of the definitive works on the area.

The district remained largely dormant during the period following the Second World War to the mid-1970's primarily because the highly fragmented land tenure precluded any serious regional-scale study or exploration.

The following sub-sections describe the historical activity surrounding individual mines and workings that fall within the Property and are subject to the Utah JV.

6.1.1 The Cane Springs Mine (1892-1935)

The Cane Springs Mine located approximately l/2 mile west of the town of Gold Hill and 1 mile uphill from the Clifton Mill. The mine and its vicinity are one of the project areas currently being explored by Dumont. The mine is centered on a copper-gold-silver contact-metasomatic (skarn) deposit of calc-silicate altered Ochre Mountain Limestone within the contact aureole of the Jurassic granodiorite. Here the Ochre Mountain Limestone strikes northwesterly and dips approximately 60(degree) to the northeast. Gold, silver, pyrite, chalcopyrite, chalcocite, bornite and covellite mineralization is localized in calc-silicate shoots or pods within the limestone that have a maximum width of 20 feet with an average of about 6 feet. Examination of the open stopes indicates the shoots are faulted in several places by low-angle faults that have displacements of only 20 feet or so (El-Shatoury and Whelan, 1970).

The Cane Springs Consolidated Gold Mining Company operated the mine between 1892 and 1895 and a report dated 1916, from the Woodman Company, indicates $177,900 in gold was produced during this period (El-Shatoury and Whelan, 1970) though Nolan (1935) estimates the value to be $50,000 to $70,000. The mine resumed operation in 1914 and again between 1930 and 1935 under a number of different operators. Mining operations reportedly ceased due to events leading up to the Second World War. Production was never resumed.

The deposit was mined to the 45 m (149 ft) level but the shoots are known to continue at least to the 68 m (223 ft) level. Underground workings include 4 levels accessible from and adit, two shafts, and a number of winzes and raises. The mine is currently flooded to the 30 m (100 ft) level. A plan and cross-section of the mine is shown in Figure 6.3.

Historical records indicate that at least 60,000 tons were mined with boxcar grades ranging from 0.5-9.0 oz. Au/T, with some gold amenable to free milling, and some to direct smelting. Material from the 3rd and 4th levels is reported to have typically assayed 1.5 oz. Au/T and 1-1.4 oz. Ag/T. Assays from pillar material reportedly ranged from 3.4-9.1 oz. Au/T. Historical records also indicate that active mine headings apparently terminated in mineralized material.

6.1.2 Clifton Shears (late 1800's-early 1900's)

The Clifton Shears are located in the south of the Property within the Clifton Hills adjacent to the old town of Clifton and is one of the project areas currently being explored by Dumont. The "shears" consist of a swarm of sub-parallel, gold-silver-lead-zinc bearing, north-northeast-trending fissure veins in the Jurassic granodiorite. The veins generally dip steeply towards the east, though it is reported that dips change from steeply east to steeply west across the zone similar to fractures across an anticlinal fold nose. Generally, the veins form a 1,520 m (5,000 foot) long corridor extending from the Historic Kiewit Gold Zone in the north to the Monocco mine in the south (see Figure 5.2).


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Figure 6.1 Cane Springs Mine plan and logitudinal section


                               [GRAPHIC OMITTED]


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Plate 6.1a Looking northeast towards the Cane Spring Mine (vehicle for scale)



                               [GRAPHIC OMITTED]






Plate 6.1b 180 degree panoramic view from atop the Cane Springs Mine ridge (centre of photo faces northeast)


                               [GRAPHIC OMITTED]



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Approximately 40 veins have been identified within this corridor. Numerous tunnels, pits and shafts dating back to the late 1800's and early 1900's can be found along many of the larger veins. The more notable of the developed veins are the Hidden Mine, Southern Confederate, and Yellow Cougar. Veins and shears are typically 0.3-3.0 m in width (1-10 feet). Documented strike lengths are in excess of 1,500 feet and apparent strike lengths are greater than 6,000 feet. Since most of the veins outcrop prominently, veins can be visibly traced for quite some distance.

Veins are composed primarily of quartz, carbonate, and adularia that locally exhibit a banded, wavy "opaline"-like texture. Economic mineralization occurs as quartz, pyrite, and base-metal sulphides pods or lenses within the veins (see Plate 6.2). Immediately adjacent to the mineralized sections of the veins the granodiorite wall rock appears to be propylitized to a dark green appearance possibly due to the alteration of biotite to chlorite. This alteration is extremely localized, extending no more than 1 to 3 metres outward from the vein.


Plate 6.2 Shaft and pit (collapsed         Plate 6.3 Shaft and workings of the
          stope?) along the Southern                 Alvarado Mine looking north
          Confederate Shear. Photo                   towards the Dutch Mountain.
          taken just below the shaft
          looking southwest.




            [GRAPHIC OMITTED]                            [GRAPHIC OMITTED]



6.13 The Historic Kiewit Gold Zone

The Historic Kiewit Gold Zone ("Historic Kiewit Zone") lies approximately 1 km northeast of the Clifton Shears and consists of a north-south trending zone of silica stockworks within the Jurassic granodiorite that is locally silicified and/or propylitized. The Historic Kiewit Zone was previously recognized on surface over a minimum 4,000 feet (1,200 m) strike length and 1000 feet (300 m) width. Past exploration work appears to indicate a range in thickness from 5 to 40 feet (1.5-12 m). The full areal extent and thickness of the Historic Kiewit Zone has not been definitively established but there are indications the zone extends further northwards towards Climax and Troy mines.

The Historic Kiewit Zone is believed to be associated with regional thrusting from the west and is possibly the manifestation of a series of mineralized sub-horizontal "stacked" thrust planes. Historic exploration work reports the identification of two, possibly three, thrust margins along the eastern margin of the Zone.

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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              31
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

Discovered in 1962 by Vanguard Research Company while exploring for beryllium, rock chip sampling returned gold grades ranging from 0.02 oz, Au/T to 16 oz. Au/T. Out of 62 samples, 13 returned grades between 0.1 to 0.88 oz. Au/T and 3 returned >1.0 oz. Au/T.

The Historic Kiewit Zone and surrounding areas is currently being explored by Dumont. 6.1.4 Alvarado, Frankie, Monocco Mines, and Herat-Smelter Tunnel

         6.1.4.1 Alvarado Mine

         The Alvarado Mine is located approximately one mile east of the town of Gold Hill and like the Cane Springs Mine, is centered on a copper-gold-silver contact-metasomatic (skarn) deposit of calc-silicate altered and coarsely marblized Ochre Mountain Limestone at the contact between the limestone and the Jurassic granodiorite. Economic mineralization consists of gold, silver, chalcopyrite, pyrite, bomite, chalcocite, malachite, and minor galena that is restricted to northwest striking, east-dipping shoots. Shoots are generally concordant with the limestone bedding.

         A report dated 1916 from the Woodman Company indicates the mine was operated from 1892 to 1894 (El-Shatoury and Whelan, 1970), probably by the Cane Springs Consolidated Gold Mining Company- the same operator as the Cane Springs Mine during that time. Nolan (1935) purports the mine produced $120,000 in gold during this period. Small shipments of material: 25 tons in 1909 and 35 tons in 1916 are on record. The Aurum Mining Corporation operated the mine during 1931 but no production figures are available for this period.

         Access to the mine is by way of a 252-foot deep inclined shaft (see Plate 6.3 above) accessing 1,750 feet of underground workings in 5 levels: 40-, 60-, 100-, 150-, and 200-foot levels.

         6.1.4.2 Frankie Mine

         The Frankie Mine is located immediately west of the Lucy L Mine and approximately 2 miles south-southeast of the town of Gold Hill. The mine is centered on a copper-gold-silver contact-metasomatic (skarn) deposit of calc-silicate altered limestones of the Oquirrh Formation on and near to the contact with the Jurassic granodiorite. Calc-silicate assemblages consist of actinolite, tourmaline, apatite, garnet, and wollastonite. Economic mineralization consists of gold, silver, chalcopyrite, pyrite, bomite, malachite, and scheelite (El-Shatoury and Whelan, 1970) and is localized in shoots that strike north and dip steeply to the east.

         The mine was reportedly in operation from 1916 to 1919. The 1916 Woodman Company report indicates development work produced assays of 0.12-0.24 oz. Au/T, 0,24-4.72 oz. Ag/T, and 5.9-23.5% Cu (El-Shatoury
         and Whelan, 1970). From 1917 to 1919, the mine produced 3,056 tons assaying 0.008 oz. Au/t, 1.5 oz. Ag/T, 4.8% Cu, and 9.7% Pb.

         Access to the mine is via an adit. Workings at the adit level consist of 514 feet of drifts and crosscuts accessing the stopes. A 47-foot deep winze connects the adit level to a lower level consisting of 155 feet of drifts and crosscuts.

         6.1.4.3 Monocco Mine

         The Monocco Mine is situated along the south side of Montezuma Peak, approximately 1 kilometre southwest of the Clifton Shears. The mine appears to target the strike extension of the Clifton Shear veins within interbedded sandstone and limestone of the Oquirrh Formation. Nolan (1935) reports that material was mined from fissures (shears) cutting the sediments and as

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

         replacement deposits restricted to limestone beds immediately adjacent to (within 15 feet) the fissures. Examination of these fissures/shears exposed in several pits reveals a strike and dip similar to that of the Clifton Shears- 045-050(degree), dipping steeply to the west. Workings consist of numerous shallow pits and a 200 foot inclined shaft (see Plate 6.4). Shears exposed in the pits are typically 1-1.5 m in width. In one locality, the exposed shear is locally altered to white, limonitic-stained clay suggestive of argillic alteration.

         Economic mineralization visibly differs from that of the Clifton Shears by a preponderance of malachite- and azurite-bearing rock chips in the workings and waste piles. Nolan (1935) reports that between 1917 and 1920, 786 tons of copper and lead-silver ore was produced with an average content of 0.002 oz. Au/T, 3.52 oz. Ag/T, 10.17% Cu, and 0.88% Pb.

         Plate 6.4 The upper workings of the Monocco Mine. The view is to the southwest, across the Clifton Flat towards Dumont's IBA Project.



                               [GRAPHIC OMITTED]


         6.1.4.4 Herat Mine-Smelter Tunnel

         The Herat Mine represents some of the earliest exploration and development in the district (The Mining House, 1991) where an inclined stack of an old smelter used to extend up the side of the hill. Early production from the mine is not known. The mine is classified as an Ochre Mountain Limestone-hosted replacement deposit and was mined primarily for lead and silver.

         Nolan (1935) reports that in 1920 a shipment of 156 tons of residue collected from the smelter dump contained an average 11.1 oz. Ag/T and 7.4% Pb. A second shipment of 47 tons of smelter residue in 1923 averaged 16 oz. Ag/T and 11.4% Pb.

6.2 RECENT EXPLORATION ACTIVITIES (1980-Present)

6.2.1 American Consolidated Mining Company (1980-1997)

During 1980 and 1981, American Consolidated Mining Company ("ACMC"), the predecessor affiliate of Clifton, began consolidating the fragmented land holdings in the Gold Hill area with the intent to assemble a sizeable, contiguous property package on which to conduct regional-scale exploration. ACMC assembled near-contiguous, 7,000 acre, property package of approximately 45 patented claims and 299 unpatented claims that included the Yellow Hammer, Reaper, and Lucy L mines, the Bridge Veins,


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A.C.A. HOWE INTERNATIONAL LIMITED Report No 882                               33
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

Beryllium Veins, Kiewit Gold Zone and Clifton Shears. The Mining House (1991) completed a review of the historical records and exploration potential of the properties for ACMC.

In 1981, ACMC completed an extensive IP survey over the Clifton Shears, which readily identified the shears (Clifton, 1993).

A portion of the Clifton property was optioned to LG Trading Company in 1983 (Clifton, 1993). A total of 4,219 feet of diamond drilling was completed by the LG Trading Company in the lower Clifton area (the Atlantis Vein area). One drill hole, 2,001 feet in length, reportedly intersected numerous quartz-carbonate veins at depth. No assay work was completed on the core but visual inspection of the core reportedly showed the presence of a broad zone of propylitic alteration extending to a vertical depth of 1,730 feet.

In 1984, ACMC conducted a leach test of material from the Clifton Shears using a leach pad constructed in the lower Clifton area (Clifton, 1993). Approximately 3,000 tons of material from various mine dumps, the Herat Mine-Smelter Tunnel, and lower Clifton veins (100 Foot Shaft Vein, 30 Foot Shaft Vein and others) was leached. The leach test concluded that area material is amenable to leaching.

In 1989, ACMC completed a 28-inclined reverse circulation drill holes to depths of 185-350 feet in the granodiorite (Clifton, 1993). Sampling reportedly returned 0.03-0.1 oz. Au/T over the length one of the holes (250 feet). These grades were obtained using a Wilfley table. Fire assay returned negligible results.

In 1990 ACMC optioned the Historic Kiewit Zone to the Peter Kiewit Company. The Peter Kiewit Company carried out regional sampling and mapping as a follow-up to work conducted Vanguard Research Company in 1962.

In 1992 Goldstack Resources Ltd ("Goldstack") optioned most of ACMC's claims and commissioned Dighem Surveys to complete an airborne geophysical survey over the area and GJ. Gossan (1992) to conduct an independent review of the of the properties on their behalf. Gossan (1992) recommended exploration programs for a number of ACMC's properties and showings including the Yellow Hammer and Reaper mines, the Bridge Veins, the Historic Kiewit Zone and the Clifton Shears. Goldstack completed surface sampling, mapping, 16 reverse circulation drill holes, and one diamond drill hole on the Historic Kiewit Zone. All 17 drill holes returned "anomalous" gold grades. Some of the more significant drill results are summarized by consultants Behre Dolbear & Company ("Behr Dolbear") in a 1997 review of historical exploration data.

--------------------------------------------------------------------------------
Hole Number       Depth      Length of Interval      Au           Including
                 (feet)            (feet)         (oz Au/T)
--------------------------------------------------------------------------------
 KZ-6 (RC)     105' -190'            85'           0.037        15' @ 0.081 oz/T
 KZ-7(RC)      100' - 165'           65'           0.027               -
 KZ-9 (RC)     90' - 140'            50'           0.031               -
KZ-13 (RC)     140' - 165'           25'           0.047               -
KZ-10 (RC)      40' - 50'            10'           0.034               -
KDD-1 (DDH)    170' -210'            40'           0.052         (cyanide leach
                                                                     assay)
--------------------------------------------------------------------------------
** Bchre Dolbear 1997 review

Behre Dolbear contends that many of the Goldstack drill holes were incorrectly oriented as a result of insufficient geological information and control and that many of the holes were drilled down the dip of mineralized thrust zones or into the footwall of the thrusts. Their review concludes that the Historic Kiewit Zone remains largely untested.


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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              34
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

In 1993 ACMC transferred portions of its property (the Herat Mine-Smelter Tunnel and Clifton Shears) to Clifton Mining Company, a Utah-based company formed for the purpose of funding and developing the two areas.

Subsequently both ACMC and Goldstack attempted to acquire additional holdings-the Julian Simpson Claim Group- but were unsuccessful. Goldstack dropped its option in 1993 following a decline in metal prices. During 1996 and 1997, cost overruns and burdening debt at ACMC's Yellow Hammer operation forced ACMC to give up ownership of its properties to its creditors.

6.2.2 Clifton Mining Company (1993-2002)

Following ACMC's transfer of the Herat Mine-Smelter Tunnel and Clifton Shears properties in 1993, Clifton began exploration of the Clifton Shears with an aim to bringing the larger of the shear veins into production.

In 1993 J.R. Burke, a Reno-based independent consulting geological engineer, was engaged to prepare a reserve/resource study on the Clifton Shears. Based purely on surface and underground sampling from 12 of the 40+ known veins and extrapolation of the selected veins along strike and down dip, Burke (1993) concluded that there is significant potential for silver and gold mineralization in the shear zones near the surface. The following summarizes Burke's (1993) resource estimate.

1993 J.R. Burke Estimate for Clifton Shear Corridor

---------------------------------------------------------------------------------------------------------
                        Tons        Au         Ag          Au             Ag             Comments
                                  (oz/T)     (oz/T)       (oz)           (oz)
---------------------------------------------------------------------------------------------------------
Proven Reserves**       488,755     0.09        15         42,391       7,543,333    partial of 6 shears
Probable Reserves**    2,615,271    0.07        13         170,608     33,865,054    partial of 9 shears
Possible Reserves**  88,130,326     0.06        12       4,896,226  1,079,432,850    partial of 12 shears
---------------------------------------------------------------------------------------------------------
            Total    91,234,352     0.06        12       5,109,225  1,120,841,237
---------------------------------------------------------------------------------------------------------
** These estimates do not comply with present CIM reserve/resource definitions

Burke qualified his estimate with recommendations to validate, update, and upgrade the resource. Behre Dolbear (1996) opined in its review of an estimate that was produced in-house by Clifton. Clifton's estimate considered only a small portion of the area in the Burke (1993) estimate.
-------------------------------------------------------------------------------------------------------------
                       Tons        Au        Ag          Au              Ag             Comments
                                  (oz/T)    (oz/T)       (oz)            (oz)
-------------------------------------------------------------------------------------------------------------
Proven Reserves**        72,828    0.04          7          3,033        524,770  partial (<10%) of 8 shears
Probable Reserves**     258,320    0.05          8         12,456      2,000,000  partial (<10%) of 8 shears
Possible Reserves**           -       -          -              -              -  not estimated or excluded
---------------------------------------------------------------------------------------------------------
            Total       331,148    0.05          8         15,489      2,524,770  partial (<10%) of 8 shears
---------------------------------------------------------------------------------------------------------

** These estimates do not comply with present CIM reserve/resource definitions

The Burke estimate was subsequently used in a 1994 McDermid St. Lawrence offering memorandum and both the Burke and Behre Dolbear estimates were used in a National Policy 2A-compliant qualifying report accompanying Clifton's prospectus for its listing on the Alberta Stock Exchange in 1996.

In 1997, road access up the Clifton Hills was developed. The better access allowed 1,500 feet (460 m) of drifts, cross cuts, and winzes and 4,500 feet (1,370 m) of surface exposures to be sampled. Twelve diamond drill holes totalling 3,000 feet (910 m) completed along the three veins (eleven on the "lower veins" and one collared at the Hidden Mine portal). This work reportedly "improved" Behre Dolbear's 1996 opinion to 488,000 tons averaging 0.04 oz. Au/T (1.37 g Au/t), 8 oz. Ag/T (274 g Au/t), and 5.5%


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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              35
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

Pb. The increase included 105,000 tons averaging 0.024 oz. Au/T (0.823 g Au/t),
8.47 oz. Ag/T (290.4 g Ag/t), and 5.73% lead in the Hidden Mine vein, and 8,000 tons in the Yellow Cougar vein.

In anticipation of production from the Clifton Shears, Clifton completed construction of a 50 ton per day mill near Gold Hill (the site of the current mill) and started construction of a 500 ton per day gravity-floatation mill at the same location. Clifton began milling in late 1997 using material extracted from surface cuts and the existing workings. Production was also to have come from an adit being developed at the time at the base of the Clifton Hills near the Herat Mine-Smelter Tunnel (the Clifton Tunnel). The Clifton Tunnel was designed to intersect multiple veins and shear zones at depth and facilitate mining. The adit, however, was only driven a distance of 200 m (660 feet) before development stopped.

During 1998, Clifton purchased a controlling interest in Woodman Mining Company thereby acquiring the Cane Springs, Alvarado, and Frankie mines. Clifton carried out some surface and underground sampling of the Cane Springs Mine and surrounding area. Samples reportedly returned assays ranging from 0.04 to just under 1 oz. Au/T (1.4 to 34.3 g Au/t). At the time, Clifton planned to dewater the mine and sample the lower workings to confirm the historic assay results as well as drill as many as four holes to test the down-dip continuation of the ore shoot. Clifton also conducted some underground sampling of the Frankie Mine. Samples reportedly returned an average of 0.053 oz. Au/T (1.82 g Au/t) and 6.63% Cu. No additional work was conducted on the Frankie mine.

Clifton also continued its surface and underground sampling of the Clifton Shears. The 1998 efforts focused primarily on the Yellow Cougar, 130-foot Shaft, Lower George, and George Washington veins and reportedly increased the "proven and probable reserves" of the area 534,000 tons averaging 0.038 oz. Au/T (1.3 g Au/t), 8.3 oz. Ag/T (285 g Ag/t), and 5.6% lead. Clifton also conducted limited mining on three of the four veins, extracting some 3,000 tons of material.

Clifton also sampled and conducted limited test mining on the Herat Mine-Smelter Tunnel deposit. No reserve/resource studies were produced but it was believed that 63,500 tons of ore existed and that 36,300 tons of this material could be extracted via open-pit mining methods.

In 1999 Clifton borrowed a significant amount of money (~US$500,000 plus interest) from Franklin Financial (see Section 3.2.1.1, the Franklin Promissory
Note) to finance upgrades to the mill. In 2000, R. Cameron (2000) conducted a compliance opinion and review of Behr Dolbear's 1996 study, producing the following update:

--------------------------------------------------------------------------------------------------------------
                        Tons         Au         Ag             Au           Ag          Comments
                                   (oz/T)     (oz/T)          (oz)         (oz)
--------------------------------------------------------------------------------------------------------------
 Measure Resource       107,178      0.05       8.41          4,802       901,597
 Indicated Resource     474,122      0.05       8.15         21,824     3,905,133
 Possible Resource            -         -          -              -             -  not estimated or excluded
--------------------------------------------------------------------------------------------------------------
             Total      581,300      0.05          8         26,626     4,806,730  partial (<10%) of 11 shears
----------------------------------------------------------------------------------------------------------

** OSC compliant at the time.

In early 2002, Clifton Mining Company announced an agreement with Montana-based New Centennial Mining to drill and explore the Cane Springs Mine prior to entering into a joint venture. Apparently no work was carried out by either of the two parties and the exploration agreement was terminated for non-performance.

6.2.3 Kennecott Utah Copper (1994-1997)

Between 1994 and 1997 Kennecott Utah Copper ("Kennecott") explored a large zone of mottled,


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A.C.A. HOWE INTERNATIONAL LIMITED Report No 862                               36
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

bleached, and fractured carbonates coincident with a broad (1 mile long), low amplitude magnetic high, strong IP response, and small Cu-Au-Pb occurrences within the Pony Express Canyon, immediately west of the Clifton Flats and near to the Ibapah Valley (the "Ibapah Project"). Kennecott tested the Ibapah anomaly with approximately 7,170 feet (2,185 m) of reverse circulation drilling in ten holes. One hole was deepened by 538 feet (164 m)of diamond drilling.

Drilling intercepts included 220 feet of 2.2 oz. Ag/T, 0.01 oz. Au/T, 0.73% Pb, 0.24% As from altered carbonates and disseminated sulphides (pyrite & arsenopyrite). On the basis of this work, Kennecott proposed a Cu-Au-Ag porphyry/skarn target for the area but no further work was carried out by Kennecott on the property.

6.2.4 Dumont Nickel Inc. (2002-Present)

Clifton and Woodman entered into an option-JV agreement with Dumont in mid-December 2002 (the Utah JV), optioning their properties (~3 square miles) to Dumont. Since the execution of the Utah JV, Dumont has expanded the size of the joint venture's property area via systematic staking and acquisition of target areas of interest. For its efforts, Dumont has established the first truly large and contiguous land position within the District to approximately 33 square miles, thereby allowing Dumont to evaluate the District's structural controls and mineralization at both a regional-scale and in detail. Dumont's objective is to identify bulk mineable targets in the vicinity of existing workings and mines and/or in previously under-explored areas of the Property.

Dumont's exploration is methodical; first conducting orientation and/or verification sampling and drilling programs that are designed to substantiate historical data and results. This work is typically closely followed by regional-scale work such as grid soil sampling and/or more detailed work including follow-up drilling and detailed mapping and sampling. This "two-phase" approach is designed to expand the target area and is apparent in Dumont's evaluations of: a) the Cane Springs Mine & vicinity; b) the Clifton Shears Corridor; c) the Historic Kiewit Zone & vicinity; d) the IBA Project (incorporating Kennecott's former Ibapah Project). Regional exploration work is presently focused on examining the role of the silica breccias found throughout the property area and the possible implications their presence brings.

         6.2.4.1 Cane Springs Mine and Vicinity

         Exploration work conducted by Dumont to date at the historic Cane Springs Mine is restricted to the drilling completed in 2003 in order to satisfy contractual obligations to the Utah JV. Approximately 365 m (1,205 ft) of drilling in three vertical diamond drill holes was completed during April and May 2003. The three holes were collared to test the strike extensions of the mine's mineralized calc-silicate shoots.

         All three holes intersected the mineralization shoot(s) where expected but revealed the bifurcation of these shoots or presence of multiple shoots (Figure 6.2 and 6.3). Three samples from diamond drill hole CS02 returned 188 g Au/t, 4 g Au/t, 1.5 g Au/t, and 6.7 g Au/t while others ranged from 0.01 g Au/t to 0.5 g Au/t. Drill results also revealed a general direct correlation between copper and gold mineralization. Copper grades from all three holes ranged from 0.05% to 0.3% with individual sample highs of 0.2% and 0.8% from hole CS02. All three holes intersected negligible silver (avg. <0.2 g/t), lead (avg.
         <0.002%), and zinc (avg. <0.002%) mineralization.

         In accordance with company's objective for identifying a sizeable bulk target, Dumont's focus is the area surrounding the Cane Springs Mine. It is Dumont's intent to carry out surface trenching, detailed mapping and reverse circulation grid drilling (50-100 foot long holes) of the surrounding area in the near future in order to test for the presence of a gold-mineralized envelope or halo about the mine.

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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              37
June 1, 2004

       Figure 6.2 Location of 2003 diamond drill holes and interpretation


                               [GRAPHIC OMITTED]



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A.C.A. Howe International Limited Report 862
May 31, 2004

           Figure 6.3 2003 diamond drill results for gold and copper



                               [GRAPHIC OMITTED]


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

         6.2.4.2 The Clifton Shears Corridor Project

         During September-November 2003, Dumont initiated a verification surface sampling program over several of the Clifton Shear veins- collectively termed the "Clifton Shear Corridor"- that have been the source of past resource estimates (see Section 6.2.2). The verification program was carried out to substantiate historical grades that formed part of the basis for the estimates.

         In all, the program collected a total of 250 samples, of which 190 were chip samples collected from eight or the larger veins, across widths ranging from 3 to 50 feet (average 5.5 feet). Results from the program corroborate historical grades; returning gold grades ranging upward to
         16.9 g Au/t and averaging 0.6 g Au/t (see Figure 6.4). These figures include several 200 to 300 foot long sections of vein that reports have historically returned grades ranging from 1.9 g Au/t to 5.9 g Au/t. The results also reveal a positive correlation between silver mineralization and gold. Silver grades ranged upward to 9.3 oz. Ag/T and averaged 1.5 oz. Ag/T (see Figure 6.5). The verification program also collected 13 underground chip samples from the workings of the Hidden Mine situated along the lower eastern flank of the Clifton Hills, approximately 600 feet below the outcropping veins. These samples returned upward to 1.1 g Au/t gold (averaging 0.4 g Au/t) and upward to 5.6 oz. Ag/T (averaging 2.9 oz. Ag/T). In total, the verification program sampled an aggregate 11,300 linear strike feet (3,400 m) of shear vein at an average sample spacing of 50 feet.

         In response to the encouraging results of the verification sampling program, Dumont completed a 7-hole, 4,200 feet (1,257 m) HQ-core diamond drill program across the Southern Confederate Vein and vicinity in December 2003 and January 2004.

------------------------------------------------------------------------------------------------
                  Hole Number       Orientation      Length (feet)     UTM Collar Coordinate
------------------------------------------------------------------------------------------------
    Pad A           3CV01            145/-45(degree)           600'       260389,4442239
                    3CV02            145/-60(degree)           597'       260389,4442239
                    3CV03            325/-45'                  683'       260385,4442239
                    3CV04            325/-60(degree)           890'       260385,42239
------------------------------------------------------------------------------------------------
    Pad B           4CV06            325/-45(degree)           247'       260039,4442200
                    4CV07            280/-45"                  273'       260039,4442200
------------------------------------------------------------------------------------------------
    Pad C           4CV05            125/-50(degree)           910'       260308,4442153
------------------------------------------------------------------------------------------------

         The drilling tested the down-dip extension of the Southern Confederate and other shear veins and for the presence of mineralized stockworks and/or mineralization in the host rock between the veins. The drilling was conducted to test the basis upon which past gold and silver resources (Burke, 1993 and Behre-Dolbear, 1996) were derived as well as assess the possibility for developing a bulk mineable target from the shear veins and surrounding rock.

         Though the winter drilling program intersected the veins at depth, the holes encountered narrower widths than expected; suggesting either a narrowing of veining to depth and/or an undetermined rake to the mineralization. The drilling did not substantiate the basis for the historical estimates within the area drilled nor encounter any mineralization in the host rock between the veins.

         Currently Dumont is presently conducting detailed, GPS-supported, mapping of the shear veins in order to provide better positional and geological control necessary for correlation and interpretation. Preliminary results of this mapping indicate a severe lack of continuity to the shear veins at surface that is partly attributed to several discrete, offsetting structures. It is the conclusion of Dumont, shared by the author, that the vein's lack sufficient continuity to provide a geological basis for the calculation of a resource.


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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              40
June 1, 2004

Figure 6.4 Clifton Shears - Dumont verification sampling - sample locations and gold results


                               [GRAPHIC OMITTED]



A.C.A. HOWE INTERNATIONAL LIMITED Report 862
May 31, 2004

Figure 6.5 Clifton Shears- Dumont verification sampling - sample locations and silver results


                               [GRAPHIC OMITTED]


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A.C.A. HOWE INTERNATIONAL LIMITED Report 862
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

         6.2.4.3 The Kiewit Project

         In December 2003 Dumont completed verification surface sampling over the Historic Kiewit Zone in order to substantiate historical grades reported in the literature. The program collected twelve 4 to 6 feet long chip-channel samples from selected outcrop exposures of quartz stockwork that returned gold grades ranging upward to 4.6 g Au/t gold and averaging 0.5 g Au/t. A composite grab sample combining several random samples from a large (600 sq ft) outcrop returned a gold grade of 3.6 g Au/t. Additional surface verification and mapping was conducted in March 2004. The verification surface sampling confirmed historic grades.

         In April 2004, Dumont continued its verification program with a diamond drill program over the Historic Kiewit Zone. Consisting of five HQ holes totalling 1,527 feet (457 m), the drilling was designed to test the vicinity of two 1992 Goldstack reverse circulation drill holes. The initial three holes of Dumont's program were drilled as a fence from drill pad A (Figure 6.4). 4KZ01 was drilled to twin the 1992 Goldstack reverse circulation drill hole KDD-1 and verifiy previously reported intersections (0.03 oz. Au/T between 22.86 and 59.44 m down hole) from that hole. The final two holes of Dumont's program were drilled as a fence from drill pad B.

------------------------------------------------------------------------------------------------
                  Hole Number       Orientation        Length          UTM Collar Coordinate
------------------------------------------------------------------------------------------------
    Pad A           4KZ01         250/-60(degree)     87.5 m(287')        261608,4444045
                    4KZ02         250/-45(degree)    105.6 m(346')        261608,4444045
                    4KZ03         250/-90(degree)     79.3 m(260')        261608,4444045
------------------------------------------------------------------------------------------------
    Pad B           4KZ04         270/-56(degree)     73.5 m(245.5')      261606,4444103
                    4KZ05         270/-90(degree)    121.9 m(407')        261606,4444103
------------------------------------------------------------------------------------------------

         In addition to verifying historic data, the drill program was also tested for down-dip extension of the gold-mineralization identified in outcrop during the verification surface sampling program. Surface samples immediately overlying the drill holes returned grades ranging upward to 3.6 g Au/t and averaging 1.1g Au/t.

         Results from each of Dumont's five drill holes indicate the existence of a 50 m (164 feet) thick, sub-horizontal (-40(degree) dip WNW), oxidized gold-bearing quartz stockwork within the granodiorite host rock. Summary results from the first three holes are as follows:

         o Hole 4KZ01 intersected 62.1 m (from the collar downwards) of continuous gold mineralization in quartz stockwork grading an average of 0.8 g Au/t. The 62.1 m section contains a 43.7 m (143 feet) sub-section from 18.4 m to 62.1 m down hole, grading l.lg Au/t gold. These fire assay results have been confirmed by duplicates analyzed via INA (Instrumental Neutron Activation).

         o Hole 4KZ02 intersected 93.5 m (from the collar downwards) of continuous gold mineralization in quartz stockwork grading an average of 0.5 g Au/t. The 93.5 m section contains a 52.2 m (171feet) sub-section from 25.8 m to 78.0 m down hole, grading
                  0.7 g Au/t including 5 to 10 m long sections grading over 1 g Au/t. This hole is characterized by considerable faulting and brecciation. Duplicate check assays are pending.

         o Hole 4KZ03 was drilled vertically to a depth of 79.3 m (260 feet) and intersected (from the collar downwards) 48.7 m of continuously mineralized quartz stockwork and related breccias from the surface downward grading 0.5 g Au/t. The section also contains a 19.5 m (64 feet) sub-section from 26.1 m to 45.6 m down hole grading 1.0 g Au/t. Duplicate check assays for this hole are pending.

         At the time of writing, results from the two final holes are still pending.


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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              43
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

Plate 6.5 Drilling 4KZ02 from drill pad A, Historic Kiewit Zone, view is towards the west.




                               [GRAPHIC OMITTED]


         Similar stockworks intermittently exposed on surface in adjacent areas to the north and south suggests the lateral extent of the stockworking may be quite large. Detailed mapping completed thus far by Dumont, plus visual inspection of alteration/soil colouration, appear to show the stockworks extends approximately 10,000 feet (3,000 m) in a north-south trending 1,000 foot-wide corridor (the Kiewit Stockworks Zone), southwards from Kiewit towards the eastern flank of the Clifton Shears, and northwards to a small hill and zone of silicification dubbed "Rainbow Hill" and possibly further on.

         The substantial lateral extent may not be surprising if the Kiewit Stockworks Zone occupies, or is associated with, a large regional-scale, north-south striking thrust fault and related rhyolitic sequences as has been suggested in previous reports (Behre Dolbear, 1997). The presence of multiple "stacked" mineralized zones or presence of a deeper hydrothermal system hypothesized in previous reports (Behre Dolbear, 1997) is, however, not seen in the recent drilling.

         Dumont is currently detail mapping and sampling the portions of the Kiewit Stockworks Zone-the Historic Kiewit Zone and Rainbow Hill (see Figure 6.4 and 6.5) m preparation for second stage of drilling planned for late July or early August that will attempt to delineate the extent and distribution of gold-bearing zones within the Zone and identify any bulk targets.

         In addition to the drilling and rock sampling, Dumont has completed a regional soil sampling program at a 50 m by 50 m grid spacing over a 2 km by 2.5 km area of the Kiewit Gold Zone, generating approximately 1,800 samples (see Figure 6.8). Analytical results for these samples are pending.



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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              44
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


Figure 6.6 Kiewit Property, Hangover Hill Area, Kiewit Historic Gold Zone - Dumont sample and drill locations



                               [GRAPHIC OMITTED]


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Plate 6.6 Panoramic view from the Historic Kiewit Zone, northwards to Rainbow
Hill and southwards to the Clifton Shears



                               [GRAPHIC OMITTED]


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Figure 6.7 Kiewit Property, Rainbow Hill Area - Dumont sample locations



                               [GRAPHIC OMITTED]




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Plate 6.7 View looking north from atop Rainbow Hill




                               [GRAPHIC OMITTED]




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Figure 6.8 Regional sample grids





                               [GRAPHIC OMITTED]




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         6.2.4.4 IBA Project

         The IBA Project includes Kennecott's former Ibapah Project claims as well as other prospective structures and a large zone of silicification recently identified by Dumont. During December 2003 and January 2004, Dumont completed initial reconnaissance exploration work as well as verification work designed to access Kennecott's proposed porphyry-skarn copper-gold target.

         In December 2003, Dumont collected approximately 300 soil samples as part of an orientation survey over the project area. The 4-line soil survey (100 m by 50 km sample spacing) identified an otherwise unknown, large (>1 km) gold-silver anomaly within a 4 km wide zone of intense silicification in the northern half of the project area (see Figure 6.9). At present Dumont has expanded the soil survey grid by an additional 3 lines to the north and the south with plans to collect an additional 2,500 samples and trace the full lateral extent of the mineralization and silicification.

         Dumont also collected approximately 350 outcrop chip samples as part of a reconnaissance sampling program over the project area. Twelve chip samples collected from the walls of a Kennecott pit-trench across an altered structure in limestone returned an average gold grade of 5.9 g Au/t over 3 m from three contiguous samples ranging 4.5 g Au/t to 7.0 g Au/t. Other 2 m chip samples taken from the trench returned grades ranging upward to 2.4 g Au/t. A Kennecott hole drilled beneath the pit-trench intersected 3 to 10 m long sections ranging 1-2 g Au/t.

         In January 2004, Dumont completed a 350-foot (105 m) long verification diamond drill hole (4IB01) designed to twin a Kennecott drill hole and confirm previously reported grades. Unfortunately this hole was collared in the wrong location and did not succeed in drilling the intended target

         Detailed surface mapping and sampling of IBA Project area is currently underway and is focused on identifying the location of regional and cross-cutting structures and ascertaining what, if any, genetic relation exists between structure, silicification, and mineralization. The western half of the IBA project area is affected by the North Pass Thrust. Dumont intends to carry out additional diamond drilling once the current mapping and sampling program is completed.

         6.2.4.5 District Projects - the Silica Breccias

         Dumont is currently conducting District-wide, reconnaissance mapping and outcrop sampling of the silica breccias project area situated west of the Cane Springs Mine and north of the IBA Project.

         To date, the reconnaissance program has sampled over 100 outcrops and identified several different breccia types, including injection and jasperoid-silica breccias. The program will attempt to determine the project area's potential as an epithermal gold target by determining if the breccias occupy high-angle structures relative to the low-angle Ochre Mountain Thrust which affects the northern half of the project area.

         In addition to mapping and outcrop sampling, Dumont has completed a regional soil sampling program over the project area that will produce approximately 2,000 soil samples from a 100 m by 200 m grid (see Figure 6.8). Soil sample results are pending.


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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              50
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


Figure 6.9 IBA Project - soil sample and drill hole locations




                               [GRAPHIC OMITTED]


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Figure 6.10 IBA Project - detailed mapping


                               [GRAPHIC OMITTED]


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Plate 6.8 IBA Project - Looking west along the Pony Express Canyon towards the
Ibapah Valley






                               [GRAPHIC OMITTED]


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7.0 DEPOSIT MODEL TYPES FOR THE CLIFTON-GOLD HILL AREA

Though the styles of economic mineralization in the Gold Hill area are many, the close spatial relation of known deposits and showings with the Jurassic granodiorite intrusive support the conjecture by many that the intrusive body was the source of metalliferous hydrothermal fluids in the area. The apparent zonation high-temperature-pressure to low-temperature-pressure metal suites around the intrusive appear to support this assumption.

Economic mineralization in the Gold Hill area is primarily manifested as contact-metasomatic deposits in and around limestone-granodiorite contacts (skarns), as fissure veins within the intrusive body itself and as replacement deposits within both the limestone and intrusive. All are common styles of mineralization typically associated with epithermal and related porphyry systems. The scarcity of volcanic material in the property area however, suggests that a high-level epithermal mineralizing system did not exist in the area. It is possible, however, that a Cu-Au porphyry system exists in the area, at depth, possibly as a deeper part of a larger Jurassic granodiorite intrusive complex.

Structurally, the Gold Hill area is well prepared. The deep-seated underlying Ochre Mountain Thrust and North Pass Thrust plus numerous other crosscutting Mesozoic low-angle and high-angle faults may have allowed hydrothermal fluids emanating from underlying Jurassic intrusive(s) to migrate far from the intrusive and deep into the surrounding wall rock. The widespread occurrence of silica-breccia bodies may be an indication of the presence of smaller crosscutting fractures or faults throughout the area and underscores the fact that hydrothermal or magmatic fluids did, in fact, migrate through these structures. Furthermore, the Carboniferous sedimentary assemblages underlying the area are amenable host rocks to metal deposition since the same formations host the large Mercur and Bingham mines to the east. It is possible that clastic units such as the black shale units of the Manning Canyon Formation (Chainman Shale) or those of the Ochre Mountain Limestone Formation may have formed "traps" beneath which migrating hydrothermal fluids may have deposited metals.

The widespread presence of silica breccias is intriguing. On the basis of their discordant nature with the surrounding limestone bedding, Robinson (1993) interprets them to be a late tectonic feature. If so, the breccias possibly indicate that structures in the area were active with hydrothermal fluids even after Jurassic-mineralizing events had ended, possibly related to the beryllium-bearing veins west of the Rodenhouse Wash that Robertson (1993) purports to be Miocene in age. Howe believes that it is possible the breccias are an earlier phenomenon than Robinson (1993) postulates, and that the discordant nature of the breccias merely represent structures that are older than the sediments but younger than the granodiorite intrusive (see Section 5.2, points 4 & 5).

On the basis of its observations, Howe believes the structural and lithological setting of the Gold Hill area is favourable to the development of a porphyry copper-gold mineralizing system (and related skarns) proximal to the Jurassic granodiorite intrusives plus sediment-hosted gold mineralization distal to the intrusive.

Figure 7.1 illustrates a conceptual model for copper-gold mineralization associated with porphyry-proximal and porphyry-distal sediment-hosted settings.



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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              54
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


Figure 7.1 Conceptual model for Cu-Au mineralization associated with porphyry-distal and proximal sediments



                                [GRAPHIC OMITTED]


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

8.0 SAMPLE HANDLING, QUALITY CONTROL & QUALITY ASSURANCE

Dumont maintains a core-logging facility located on the Tooele County airport grounds in Wendover, Utah. The facility includes a separate core splitting and sawing room, field supply storage rooms and sufficient floor space for logging tables and racks to hold over 21,000 feet of HQ core boxes (see Plate 8.1)


Plate 8.1 Dumont's core logging, cutting and storage facility in Wendover

                               [GRAPHIC OMITTED]



8.1 CORE HANDLING & SECURITY

During drilling, core is removed from the drill site daily by Dumont geologists and brought to the Wendover core-logging facility where the core is washed and down-hole marker blocks measured, relabelled to metric and core recoveries calculated. All drill core is digitally photographed prior to splitting by saw.

8.2 CORE LOGGING & SAMPLING

Drill core are laid out in sequential order on working benches to facilitate geologic core-logging and sample interval marking. Aluminium tags are then placed at the start and end points of sample intervals. Sample intervals are generally decided on the basis geologic contacts, alteration and/or a maximum sample length of about 2.0 meters and a minimum sample length of about 0.25 meters. Sample lengths are measured and recorded in a spreadsheet database. After logging, the down-hole sample spreadsheet database showing the sample interval lengths and sample numbers are checked to verify the data entry.

8.3 SAMPLE SPLITTING & COLLECTION

Core is split by way of a core saw. One split is bagged for sampling and the remaining split retained for reference purposes. During Cane Springs and Clifton Shears drilling, mineralized or otherwise altered and faulted zones are identified and tagged as a priority and sampled first. As the core is split, the sample split is bagged and labelled immediately.

All samples are kept in the possession of Dumont until picked up at the core warehouse by FedEx or UPS courier for transport to Activation Laboratories ("ActLabs) in Ancaster, Canada- a 4 to 6 day travel time, or to Actlabs-Skyline Laboratories in Tuscon, Arizona- a 2 day travel time.

ActLabs is accredited to international quality standards through the International Organization for Standardization /International Electrotechnical Commission to ISO/IEC 17025 (this standard includes ISO 9001 and ISO 9002 specifications), CAN-P-1758 (Forensics) and CAN-P-1579 (Mineral Analysis).

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

Of note, the Dumont regional grid soil sampling surveys conducted over the Kiewit Project, IBA Project, Silica Breccia Projects as well as other areas were subcontracted out to North American Exploration Inc., a geotechnical services company based in Kaysville, Utah. A typical soil sample will consist of 300-500 g of C-horizon material, collected consistently from a 10" depth. Coarse, pebbly material is removed by hand and the remaining material screened to -80 mesh. Soil samples are further screened by ActLabs and analysed via Instrumental Neutron Activation.

8.4 QA/QC PROCEDURES

A check sample (QA/QC) program is applied to all drill core samples and incorporates a standard reference control sample, a duplicate sample, and a blank.

Standard reference control material is purchased from the Nevada Bureau of Mines and Geology (NBMG) library. Two low-grade gold-silver references- NBM-2b (Jerritt Canyon) and NBM-4b (Mesquite)- are used in Dumont's QA/QC program. 1/4 split of core is used for duplicate sample purposes. Commercially purchased washed silica sand used as blanks.

Dumont QA/QC protocol involves insertion of a blank, followed by the standard, followed by a duplicate every 20th interval down the sample list. The duplicate is randomly selected as a % split of a sample within two or three intervals from the insertion point. A similar check sample (QA/QC) program is applied to all surface rock and soil samples and incorporates at least one standard reference control sample and blank inserted into every shipment


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9.0 HOWE FIELD VISIT, SAMPLE COLLECTION AND ANALYSIS

9.1 SAMPLE METHOD AND APPROACH

In connection with the preparation of this report, Howe conducted a property visit during April 2004 during which a total of six samples were collected. Three samples were collected for verification/duplication of Dumont chip samples off outcrop exposures or old workings. Sample descriptions, analytical results and locations are given in Table 9.1 and Figure 9.1. Sampling was restricted to areas previously sampled or explored by Dumont geologists.

9.2 SAMPLE PREPARATION, ANALYSES AND SECURITY

All samples were bagged and sealed once collected. Samples were kept in the possession of Howe personnel at all times except during courier delivery by Fedex from Wendover to Toronto. The samples were personally delivered to FedEx. Upon receipt in Toronto, the samples were sent via local courier to SGS Assay Laboratories for analysis. SGS is an accredited laboratory located in Toronto, Canada that is ISO 9002 certified.

All samples were entirely crushed using standard crushing and milling to 200g in Cr steel, with silica sand cleaner used in the standard jaw crusher between each sample and prepared for analysis. Each sample was analyzed for gold and 35 other elements including silver, copper, lead and zinc using a 30g fire assay sample with ICP finish for gold (with a gravimetric finish on samples exceeding 2,000 ppb or 2 g Au/T), and 70g ICP sample with an aqua-regia digestion for the 35 element suite. The detection limits for both methods are shown on the SGS assay certificate.

9.3 SAMPLE RESULTS

Whenever possible, historical references to the presence of gold, silver, copper, lead and zinc were verified through the independent sampling conducted during the site visit. One surface chip sample taken from the wall of a Kennecott trench/pit on the IBA Project (#81289) duplicates a similar chip sample collected by Dumont geologist Ian Trinder (RC29IT159). This sample returned 4.56 g Au/t (4.83 g Au/t check), >10 g Ag/t (detection limit exceeded) and confirms the Au-Ag target Kennecott proposed for the area.

In the Silica Breccia project area, three chip samples in total. Samples #81290 and #81291 were collected from outcrop exposures while sample #81292 was collected from the wall of a small pit of a small, unnamed working. Only sample 81292 returned any appreciable results: 0.85 g Au/t, >10 g Ag/t (detection limit exceeded), 0.87% (8,660 ppm).

Two surface chip samples were collected from the Kiewit Gold Zone. Sample 81294 duplicates two similar chip samples collected Dumont geologists Ian Trinder and Bill Kerr taken from an outcrop immediately overlying Dumont drill holes 4KZ01, 02, and 03. This sample returned 2.2 g Au/t. Sample 81293 taken from an outcrop exposure atop the Kiewit hill returned negligible gold and silver but minor zinc (0.2% Zn).

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

Table 9.1 Howe sample descriptions and assay results

------------------------------------------------------------------------------------------------------------
  Sample               Description & Location (UTM)            Gold    Silver   Copper    Lead     Zinc
     #                                                         (g/t)   (g/t)     (ppm)    (ppm)    (ppm)
------------------------------------------------------------------------------------------------------------
 IBA Project
------------------------------------------------------------------------------------------------------------
   81289    Chip sample from Kennecott Ibapah trench/pit       4.56    >10.0      7.9      380      13.1
            adjacent to DDH 4IB01. Strongly altered,
            weathered limestone. Duplicate of Dumont
            sample RC29IT159.
------------------------------------------------------------------------------------------------------------
 81289                                                         4.83    >10.0      9.3      408      14.6
 duplicate
------------------------------------------------------------------------------------------------------------
 Silica Breccia Project area
------------------------------------------------------------------------------------------------------------
   81290    Chip sample off outcropping recrystallized,       <0.03     1.1       1.9       <2      19.0
            muddy limestone or marl. Adjacent to
            quartzite. Faulted contact (256690,4450799,12)
------------------------------------------------------------------------------------------------------------
   81291    Chip sample off outcropping quartzite. Adjacent    0.27     0.4       6.9       16      15.6
            to sample 81290 of recrystallized
            limestone-marl. Duplicate of R. Bybee sample
            RB005. (256690, 4450803, 12)
------------------------------------------------------------------------------------------------------------
   81292    Chip sample from small unnamed working- small      0.85    >10.0     8,660      33       612
            pit & inclined shaft. Sample off pit wall -
            altered limestone-marl adjacent to granodiorite
            contact. Malachite staining, no visible
            sulphides. (256181,4450469, 12)
------------------------------------------------------------------------------------------------------------
 Kiewit Zone
------------------------------------------------------------------------------------------------------------
   81293    Chip sample from outcrop at top of hill above     <0.03     3.9      30.7      155      2080
            Dumont Kiewit drill pad A. Altered limestone
            with minor qtz-carb veining, limonite staining
            (261653, 4444187, 12)
------------------------------------------------------------------------------------------------------------
   81294    Chip sample from outcrop of qtz-carb stockwork     2.20     3.7      47.5       8       14.5
            within altered limestone-siltstone(?) below
            Dumont Kiewit drill pad A. Minor (1%) pyrite.
            Duplicate of I. Trinder sample RD14IT199 and
            B. Kerr sample. (261580,4444035,12)
------------------------------------------------------------------------------------------------------------

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A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              59
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

Figure 9.1 Howe sample locations



                                [GRAPHIC OMITTED]




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10.0 ENVIRONMENTAL CONSIDERATIONS

The Clifton-Gold Hill Property is located in an historical mining district that has existing disturbances and mine wastes. The Property is also adjacent to, and uphill from, the Dugway Proving Grounds and Air Force Gunnery Range that is deemed an environmentally insensitive area.

All permits for the Property are currently held by, and are the responsibility of, Clifton. Dumont will, under the terms of the Utah JV, reclaim any new or previous disturbance if re-disturbed, and post additional reclamation bonds if required. Dumont's responsibilities do not, however, extend to the Clifton Mill that remains the property of Clifton and its sole responsibility. Surveys using coloured aerial photos have been used to delineate past disturbances for reference, documentation and permitting purposes.

10.1 FEDERAL REGULATORY REQUIREMENTS & PERMITTING (U.S. BUREAU OF LAND
MANAGEMENT)

Bureau of Land Management ("BLM") regulations stipulate that, as long as any exploration/mining operations are limited to an area within five acres, there are no requirements to perform an extensive environmental assessment or compose a Plan of Operation ("PoO"). Typically a PoO would consist of a reclamation plan and bond.

The BLM has shifted some of its land management and authority to state agencies such as the Utah Division of Oil, Gas, and Minerals.

10.2 STATE REGULATORY REQUIREMENTS & PERMITTING (UTAH DIVISION OF OIL, GAS, AND MINERALS)

The Utah Division of Oil, Gas, and Minerals ("DOGM") shares authority with the BLM to stipulate and enforce environmental protection measures. Clifton has operated under a mining and milling permit from the DOGM. The DOGM currently holds a $17,000 reclamation bond in the form of a Certificate of Deposit payable to the DOGM, which Clifton submitted for any mining and exploration disturbance (or re-disturbance) that would exceed the 5-acre maximum. Historically Clifton's operations have never exceeded the 5-acre limit at any one time and have therefore not been a concern for the DOGM. Permit requirements have, consequently, been few and simple. Should, however, future operations exceed the 5-acre limit, additional permitting and reclamations bonds may be required by the DOGM.

Air and water quality division personnel from the Utah Department of Environmental Quality have reportedly visited Clifton's operations and not required any permitting (The Mining House, 1991).

10.3 TOOELE COUNTY REGULATORY REQUIREMENTS & PERMITTING

The land surrounding the Clifton Mill has been re-zoned to allow milling and processing to occur in compliance with county ordinances. Clifton has obtained a County Conditional Use Permit that primarily refers to the maintenance of air quality and avoidance of adverse drainage by milling operations. Insofar as exploration/mining activities on other areas of the Property is concerned Howe is unaware of any county regulations or requirements.

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11.0 DISCUSSION, RECOMMENDATIONS & BUDGET

Since the execution of the Utah JV in December 2002 with Clifton and Woodman, Dumont has systematically expanded the size of the joint venture's property area and, in doing so, has established the first truly large and contiguous land position within the District. For the first time in the District's history, the many historic mines and workings, geology, structure, alteration can be collectively evaluated for precious and base-metal mineralization on a regional scale.

Dumont's objective is bulk mineable targets within the properly area. The company's 2004 exploration programs incorporate regional-scale grid and reconnaissance rock and soil sampling with detailed, targeted exploration of historic mines and workings and their surrounding areas. The historic mines and workings represent immediately identifiable targets that have a wealth of information and data which can be readily expanded upon in search of bulk targets.

When evaluating the historic mines and workings, Dumont employs an effective two-phase approach whereby historical data and results are first verified by surface sampling and/or drilling and then followed-up with more detailed exploration work consisting of mapping, drilling, and sampling. Howe considers Dumont's approach methodical and appropriate to the evaluation of the historic areas for a bulk mineable target. Arguably the District's historic mines and workings represent the best "starting point" from which to begin exploration of the Property. To date, Dumont has applied this approach to evaluations of the Clifton Shears Corridor, the Historic Kiewit Zone & vicinity and the IBA Project.

Dumont's 2004 work at the Historic Kiewit Zone and IBA Project not only confirmed past findings but also expanded on them; identifying large, potential bulk targets such as the Stockworks extending north and south between the Clifton Shears and Rainbow Hill (the Kiewit Stockworks Zone) and the large gold-silver soil anomaly and silicified zone on the IBA Project. Both project areas warrant further evaluation and Howe recommends that future work be expanded to include a detailed evaluation and testing of the surrounding areas. Detailed mapping, sampling and drill testing of the Kiewit Stockworks Zone should be expanded to include the areas between the Historic Kiewit Zone, Rainbow Hill and Clifton Shears, perhaps even northwards from Rainbow Hill as well. Dumont has already planned additional soil sample lines to cover the gold anomaly and silicified zone at IBA.

Dumont's 2004 work completed on the Clifton Shears Corridor questions the validity of past models and assumptions surrounding the shear veins. Though surface sampling corroborates past results, the diamond drilling has revealed a narrowing of the shear veins- at least within the upper 200 m of the Corridor from atop of the Clifton Hills- in apparent contradiction to previous notions of continuous down-dip extension and width. Furthermore, contrary to previous representations of strike lengths of several hundred metres, detailed GPS-supported surface mapping reveals a limited strike for the shear veins. The limited strike length and down-dip potential as well as lack of mineralization in the intermediary host rock between veins diminishes the prospects for finding a bulk mineable target in the Clifton Shears. Howe considers Dumont's work in the Clifton Shear Corridor to be limited in scope and area; testing only a small portion of an otherwise large target/area. Howe therefore tentatively suggests additional mapping and drilling for the Corridor area with, perhaps, a focus on drill testing deeper portions (300+ m) of the intrusive for the presence of veining, alteration, mineralization and structure. It is conceivable that any structure at depth could be related to the structures identified at the Kiewit Stockworks Zone.

Dumont has yet to undertake much of the exploration programs originally planned for the Silica Breccias Project and Cane Springs Mine area but plans to begin these programs as soon as possible. Grid soil sampling over the two project areas is currently underway. Howe recommends proceeding with the remainder of the work as originally planned. As planned, the Cane Spring Mine area work will involve detailed surface mapping, and sampling, and diamond drilling of the areas surrounding the mine, plus

--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              62
June 1, 2004
sample evaluation of the mine's waste piles. Work programs planned for the Silica Breccias Project include mapping, reconnaissance and grid surface sampling and diamond drilling.







--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              63
June 1, 2004

Proposed Exploration Activities and Estimated Budget for 2004 and 2005 Dumont
Nickel Inc. Clifton-Gold Hill Property, Utah

                                                                           Phase 1           Phase 2
                                                                        (12 months)        (12 months)
--------------------------------------------------------------------------------------------------------
Kiewit Stockworks Zone & Vicinity                                         ($Cdn)              ($Cdn)
--------------------------------------------------------------------------------------------------------
   Mapping & Detailed Sampling                                            50,000
   Diamond Drilling & Analysis                                           500,000
         > -3,000 feet + analysis (say 5-10 holes)
   Follow-up Exploration Drilling                                                            500,000
   Resource Evaluation                                                                        20,000
   Reclamation Bonds & Reclamation                                        30,000              10,000
--------------------------------------------------------------------------------------------------------
IBA Project
--------------------------------------------------------------------------------------------------------
   Surface Mapping & Sampling                                            100,000
   Soil Geochem and/or MMI Grid Sampling                                  50,000
         > -500-750 samples (collection + analysis)
   Confirmatory Diamond Drilling (twinning of Kennecott DDHs)            150,000
         > -1,500 feet + analysis (1-2 holes)

   Follow-up Exploration Drilling & Analysis                                                 500,000

   Misc
   Road Building                                                          50,000              10,000
   Reclamation Bonds & Reclamation                                        30,000              10,000
--------------------------------------------------------------------------------------------------------
Clifton Shears Corridor
--------------------------------------------------------------------------------------------------------
   Mapping & Detailed Sampling                                            50,000
   Diamond Drilling & Analysis                                           500,000
         > -3,000 feet + analysis (say 5-10 holes)

   Follow-up Exploration Drilling                                                            500,000
   Resource Evaluation                                                                        20,000

   Misc
   Road Building Reclamation                                              50,000              20,000
   Bonds & Reclamation                                                    30,000              10,000
--------------------------------------------------------------------------------------------------------
Cane Springs Mine & Vicinity
--------------------------------------------------------------------------------------------------------
   Detailed Surface Mapping & Sampling (Mine Flank West to Si-BX)        100,000
   Continuing Diamond Drilling Evaluation                                100,000
         > -1,000 feet + analysis (say 5 holes)
   Soil Geochem and/or MMI Grid Sampling                                 200,000
         > -2,000 samples (collection + analysis)
   Evaluate/Sample Mine Wastes (Cane Springs & Alvarado Mines)           100,000
         > -1,500 samples (collection + analysis)

   Resource Evaluation                                                    50,000              20,000
   In-fill Drilling                                                                          100,000
--------------------------------------------------------------------------------------------------------
District Projects - Silica Breccias Project
--------------------------------------------------------------------------------------------------------
   Mapping, Prospecting & Sample Analysis                                100,000
   Lithogeochemical Grid Sampling                                        100,000
         > -1,000 samples (collection + analysts)
   Orientation Diamond Drill Test Holes                                  100,000


Proposed Exploration Activities and Estimated Budget for 2004 and 2005 Dumont
Nickel Inc. Clifton-Gold Hill Property, Utah


                                                                           Phase 1           Phase 2
                                                                        (12 months)        (12 months)
--------------------------------------------------------------------------------------------------------
Kiewit Stockworks Zone & Vicinity                                         ($Cdn)              ($Cdn)
--------------------------------------------------------------------------------------------------------
         > -1,000 feet + analysis (say 5-10 holes)

   Follow-up Exploration Drilling & Analysis                                                 200,000

   Misc
   Road Building                                                          50,000              10,000
   Reclamation Bonds & Reclamation                                        30,000               5,000
--------------------------------------------------------------------------------------------------------
Administration & Logistical Setup
--------------------------------------------------------------------------------------------------------
   Salaries (project staff & contractors)                                 50,000              50,000
   Misc Capital (ATVs, vehicles etc.)                                     30,000              30,000
   Misc. Rentals (warehouse, trailer, Wendover office)                    20,000              20,000
   QA-QC related expenses (consultant, standards, blanks etc.)            50,000              50,000
   Insurance + misc Government fees                                        5,000               5,000

   Land Tenure & Acquisition Related Costs
   BLM Claim Renewals                                                    175,000             175,000
--------------------------------------------------------------------------------------------------------
                                                           Subtotal:   2,850,000           2,265,000
                                                                     -----------------------------------
                            Contingency (approx. 10%)                    250,000             200,000
                                                                     -----------------------------------
                                                           TOTAL:      3,100,000           2,465,000
                                                                     ===================================

Note:
(1) Estimates do not include Dumont's corporate G&A (est. 200k-300k annually)
(2) Estimates do not include financing costs - est. 15% of total monies raised


                                                Signed:
                                                June 1, 2004



                                                Signed Felix Lee

                                                -------------------------------
                                                Felix Lee, P.Geo.

12.0 SOURCES OF INFORMATION

Authors unknown, 1993. Business of Clifton. Clifton Internal Report accompanying
  Clifton Offering Memorandum.

Authors unknown, 1996. Review of the Ore Reserves and Exploration Potential at
  Clifton's Gold Hill Property. Behre Dolbear & Company report for Clifton Mining Company.

Authors unknown, 1997. Review of the Mineral Potential of the Kiewit Zone, Gold
  Hill, Utah. Behre Dolbear & Company report for American Consolidated Mining Company.

Armstrong, R.L., 1968. The Sevier Orogenic Belt in Nevada and Utah. Geological
  Society of America Bulletin v.79, pp. 429-458.

Cameron, R., 2000. Update of Behre Dolbear Report, PJ96-24, Review of the Ore
  Reserves and Exploration Potential at Clifton's Gold Hill Property. Robert Cameron, Consulting report for Clifton Mining Company.

El-Shatoury, H.M., and Whelan, J.A., 1970. Mineralization in the Gold Hill mining district, Tooele County, Utah. Utah Geological and Mineralogical Survey Bulletin 83.

Evoy, R.W., Trinder, I.D., Tully, J.V., 1991. Report on the Clifton-Gold Hill
  Area Property, Tooele County, Utah. The Mining House Inc. report for American Consolidated Mining Company.

Gossan, J.G., 1992. Yellow Hammer Project, Gold Hill mining district, Tooele
  County, Utah. Internal Company Report, Goldstack Resources.

Kokinos, M., Wise, W.S., 1993. The Gold Hill Mine, Tooele County, Utah. The
  Mineralogical Record volume 24 pp. 11-22

Lee, F. 2003. Report on the Clifton-Gold Hill Property, Gold Hill Mining
  District, Tooele County, Utah, U.S.A. A.C.A. Howe International Limited Technical Report #854 for Dumont Nickel.

Mitchell, H.G., 1932. Geological Report on the Cane Springs Mine of the Aurum
  Mining Corporation, Gold Hill, Tooele County, Utah. Unpublished report for Aurum Mining Corporation.

Nolan, T.B., 1935. The geology of the Gold Hill mining district, Utah. U.S.
  Geological Survey Professional Paper 177.

Robinson, J.P., 1990. Structure-controlled mineralization at Gold Hill, Utah:
  valid exploration concept or wishful thinking? in Shadrick, D.R., Kizis, J.A., and Hunsaker, E.L., editors, Geology and ore deposits of the northeastern Great Basin. Geological Society of Nevada Field Trip Guide-book no. 5, pp. 193-206

Robinson, J.P., 1993. Provisional Geologic Map of the Gold Hill Quadrangle,
  Tooele County, Utah. Utah Geological Survey, Map 140.

Scherffius, W.E., 1995. Ibapah Summary Report. Internal Company Report,
  Kennecott Exploration.


--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              66
June 1, 2004

                                  CERTIFICATE




--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862                              66
June 1, 2004

FELIX LEE
35 Church Street, Suite 314,
Toronto,  Ontario, M5E 1T3
Telephone: 416-368-7041
Fax:416-368-2579
Email: fnlee@acahowe.ca

                              CERTIFICATE of AUTHOR

I, Felix Lee, P.Geo., do hereby certify that:

1. I am currently employed as an Associate Consulting Geologist by:

         A.C.A. Howe International Limited
         330 Bay St., Suite 830
         Toronto, Ontario,
         Canada
         M5H 2S6

2. I graduated with the degree Bachelor of Science, Geology from McMaster University in 1986.

3. I am a Fellow of the Geological Association of Canada and a member of the Canadian Institute of Mining and Metallurgy, Society of Economic Geologist and a P.Geo. Registered in the Provinces of Ontario and Saskatchewan (APGO no. 0758, APEGS no. 10497).

4. I have worked as a geologist for a total of 18 years since my graduation from university.

5. I have read the definition of "qualified person" set out in National Instrument 43-101 ("NI 43- 101") and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a "Qualified Person" for the purposes of NI 43-101.

6. I am responsible for all sections and authorship of the technical report titled "Qualifying Report, Clifton-Gold Hill Property, Gold Hill Mining District, Tooele County, Utah prepared for Dumont Nickel Inc." dated June 1, 2004 (the "Technical Report") relating to the Clifton-Gold Hill Property in Tooele County, N.W. Utah, U.S.A. I visited the Clifton-Gold Hill Property between April 21st and April 26th, 2004. The information and data used in this report are public and were obtained from the references cited and data collected during the Property visit.

7. I have had prior involvement with the issuer and with the property that is the subject of this Technical Report; having prepared a previous 43-101 compliant report on the property for the issuer in June, 2003.

8. I am not aware of any material fact or material change with respect to the subject matter of the Technical Report that is not reflected in the Technical Report, the omission to disclose which makes the Technical Report misleading.

9. I am independent of the issuer applying all of the tests in section 1.5 of National Instrument 43- 101.


--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004

10. I have read National Instrument 43-101 and Form 43-101F1, and the Technical Report has been prepared in compliance with that instrument and form.

11. I consent to the filing of the Technical Report with any stock exchange and other regulatory authority and any publication by them, including electronic publication in the public company files on their websites accessible by the public, of the Technical Report.


Dated this 1st day of June 2004.



       Signed Felix Lee
--------------------------------
       Felix Lee, P. Geo.


--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004

                                   APPENDIX A



                                    Utah JV
                                Patented Claims,
                          Unpatented (BLM) Claims, and
                              State Mineral Leases





--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004

SGS

Work Order: 077280        Date: 11/05/04             FINAL                                                       Page 3 of 3



Element           Zn      As     Sr       Y     Zr     Mo     Ag    Cd    Sn     Sb       Ba      La     W      Pb     Bi    Li
Method.        ICP12B  ICP12B ICP12B  ICP12B  ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B ICP12B
Det.Lim.         0.5      3     0.5     0.5    0.5     1    0.2     1    10      5        1      0.5    10      2       5     1
Units.           ppm     ppm    ppm     ppm    ppm    ppm   ppm    ppm   ppm    ppm      ppm     ppm    ppm    ppm     ppm   ppm

81289            13.1     91    280    13.0    4.6     2   >10.0   <1    <10      6     1810    60.1     13    380     306    28
-----            ----     --    ---    ----    ---     -    ----    -     --      -     ----    ----     --    ---     ---    --
81290            19.0      7    191     4.6    0.6     2     1.1   <1    <10     <5       43     3.1    <10     <2      <5    <1
81291            15.6      8   17.8     1.0    1.4     3     0.4   <1    <10     <5       23     1.0    <10     16      <5    <1
81292             612     99    140     9.5    6.3     4   >10.0    4    119     <5      173    12.1     12     33     877    16
81293            2080    989    641     2.0    1.8    83     3.9   <1    <10     55      108     1.5    <10    155       7     4

81294            14.5      7    824     2.4     10     3     3.7   <1    <10     <5       59     9.5    <10      8      <5     1
*Dup 81289       14.6     98    286    13.6     47     2   >10.0   <1    <10      7     1890    62.0     14    408     322    29
*Blk BLANK       <0.5     <3   <0.5    <0.5   <0.5    <1    <0.2   <1    <10     <5       <1    <0.5    <10     <2      <5    <1
*Std XRAL01A      168   1160   64.3    10.1    6.1    11     2.1    2    <10    114     3310     7.6     14     70      14     3


SGS

Work Order: 077280        Date: 11/05/04             FINAL                                                       Page 2 of 3


Element.         Be    Na     Mg      Al      P       K      Ca     Sc       Ti     V      Cr     Mn     Fe     Co      Ni     Cu
Method.       ICP12B ICP12B ICP12B  ICP12B ICP12B  ICP12B  ICP12B ICP12B  1CP12B ICP12B  ICPI2B ICP12B ICP12B ICP12B  ICP12B  ICP12b
Det.Lim.        0.5   0.01   0.01    0.01   0.01    0.01    0.01    0.5    0.01     2      1      2     0.01     1       1     0.5
Units.          ppm     %      %       %      %       %       %     ppm      %      ppm   ppm    ppm      %     ppm     ppm    ppm
81289          (0.5  (0.01   0.51    0.35   0.01    0.31  )15.00     10   (0.01     39     69     307   0.23     2       5     7.9
81290          (0.5  (0.01   0.23    0.02  (0.01    0.01  )15.00   (0.5   (0.01      5     77     159   0.14    (1       4     1.9
81291          (0.5  (0.01    002    0.01  (0.01   (0.01    2 12   (0.5   (0.01      3    184      71   0.24    (1       6     6.9
81292           1.4   0 17   0.31     420   0.03    0.13    6.27     33     006     51     93     669   8.10    19      25    8600
81293          (0.5   0.07   0.31    0.05  (0.01    0.08    8.76   (0.5   (0.01     19     67  )10000  12.35    (1       8    30.7

81294            45  (0.01    004    0.10   0.03    0.08    4.67   (0.5   (0.01      4    129     333   0.45     1       5    47.5
*Dup 81289     (0.5  (0.01    054    0.37   0.01    0.32  )15.00    1 0   (0.01     41     73     322   0.25     2       5     9.3
*Blk BLANK     (0.5  )0.01  (0.01   (0.01  (0.01   (0.01   (0.01   (0.5   (0.01     (2     (1      (2  (0.01    (l      (1    (0.5
*Std XRAL01A   (0.5  )0.01   0.29    0.54   0.08    0.15     185    3.0   (0.01    225    131     311   2.00     5      40     105

SGS

Work Order: 077280        Date: 11/05/04             FINAL                                                       Page 1 of 3



Element.            Au
Method.           FAG303
Det.Um.            0.83
Units.             g/mt
81289              4.56
81290             <0.03
81291              0.27
81292              0.85
81293             <0.03

81294              2.20
*Dup 81289         4.83
*Blk BLANK        <0.03
*Std OXK18         3.46

                             CERTIFICATE OF ANALYSIS
                               Work Order: 077280

To:       A.C.A. Howe International Ltd                    Date 11/05/04
          Attn: Felix Lee
          Suite 830
          330 Bay Street
          TORONTO
          ONTARIO, CANADA M5H 2S8


    Copy 1 to            :

    P.O. No.             :     HOWE-UT
    Project No.          :     6 Rock
    No. of Samples       :     29/04/04
    Date Submitted       :     Cover Sheet plus
    Report Comprises     :     Pages 1 to 3


Distribution of unused material:
Pulps:        Discarded After 90 Days Unless Instructed!!!
Rejects:      Discarded After 90 Days Unless Instructed!!!



                                  Certified By  :/s/ Tim Elliott
                                                 -------------------------------
                                                 Tim Elliott, Operations Manager



                               ISO 9002 REGISTERED
              ISO 17025 Accredited for Specific Tests. SCC No. 456



Report Footer:    L.N.R. = Listed not received       I.S. = Insufficient Sample
                    n.a. = Not applicable             -   = No result
                   *INF  = Composition of this sample makes detection impossible by this method
                   M after a result denotes ppb to ppm conversion, % denotes ppm to % conversion

                           Subject to SG5 General Terms and Conditions



SGS Canada Inc. Mineral Services 1885 Leslie Street Toronto ON M3B
2M3 t(416)445-5755 f (416) 445-4152 www.sgs.ca
--------------------------------------------------------------------------------
                       Member of the SGS Group(Societe Generale de Surveillance)

                                   APPENDIX B.




                              XRAL-SGS Laboratories
                             Analytical Certificates
                                      for:
                     Howe Samples 81289 to 81294 inclusive




--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004

Information on Minerals Rights (from the Bureau of Land Management: www.blm.gov/nhp/300/wo320/miningcl.html)

            Unpatented Claims - BLM-managed Lands (Federal)

A mining claim is a particular parcel of Federal land, valuable for a specific mineral deposit or deposits. It is a parcel for which an individual has asserted a right of possession. The right is restricted to the extraction and development of a mineral deposit. The rights granted by a mining claim are valid against a challenge by the United States and other claimants only after the discovery of a valuable mineral deposit There are two types of mining claims, lode and placer. There are two other types of mineral entries, mill sites and tunnel sites.

         Lode Claims: Deposits subject to lode claims include classic veins or lodes having well-defined boundaries. They also include other rock in-place bearing valuable minerals and may be broad zones of mineralized rock. Examples include quartz or other veins bearing gold or other metallic minerals and large volume, but low-grade disseminated metallic deposits. Lode claims are usually described as parallelograms with the longer side lines parallel to the vein or lode. Descriptions are by metes and bounds surveys (giving length and direction of each boundary line). Federal statute limits their size to a maximum of 1,500 feet in length along the vein or lode. Their width is a maximum of 600 feet, 300 feet on either side of the centerline of the vein or lode. The end lines of the lode claim must be parallel to qualify for underground extralateral rights. Extralateral rights involve the rights to minerals that extend at depth beyond the vertical boundaries of the claim.

         Placer Claims: Mineral deposits subject to placer claims include all those deposits not subject to lode claims. Originally, these included only deposits of unconsolidated materials, such as sand and gravel, containing free gold or other minerals. By Congressional acts and judicial interpretations, many nonmetallic bedded or layered deposits, such as gypsum and high calcium limestone, are also considered placer deposits.

         Placer claims, where practicable, are located by legal subdivision (for example: the E NE 1/4 NE 1/4, Section 2, Township 10 South, Range 21 East, Mount Diablo Meridian). The maximum size of a placer claim is 20 acres per locator (see Figure 2). An association of two locators may locate 40 acres, and three may locate 60 acres, etc. The maximum area of an association placer claim is 160 acres for eight or more persons. However, the maximum size of an association placer claim in Alaska is limited to 40 acres under State law.

         The maximum size of a placer claim for corporations is 20 acres per claim. Corporations may not locate association placer claims unless they are in association with other private individuals or other corporations as co-locators.

         Mill Sites: A mill site must be located on nonmineral land. Its purpose is to either (1) support a lode or placer mining claim operation or (2) support itself independent of any particular claim. A mill site must include the erection of a mill or reduction works and/or may include other uses reasonably incident to the support of a mining operation. Descriptions of mill sites are by metes and bounds surveys or legal subdivision. The maximum size of a mill site is 5 acres.

         Tunnel Sites: A tunnel site is where a tunnel is nan to develop a vein or lode. It may also be used for the discovery of unknown veins or lodes. To stake a tunnel site, two stakes are placed up to 3,000 feet apart on the line of the proposed tunnel. Recordation is the same as a lode claim. Some States require additional centerline stakes (for example, in Nevada centerline stakes must be placed at 300-foot intervals).

         An individual may locate lode claims to cover any or all blind (not known to exist) veins or lodes intersected by the tunnel. The maximum distance these lode claims may exist is 1,500 feet on either side of the centerline of the tunnel. This, in essence, gives the mining claimant the right to prospect an area 3,000 feet wide and 3,000 feet long. Any mining claim located for a blind lode discovered while driving a tunnel relates back in time to the date of the location of the tunnel site.

                         Patented Mining Claims

A patented mining claim is one for which the Federal Government has passed its title to the claimant, making it private land. A person may mine and remove minerals from a mining claim without a mineral patent. However, a mineral patent gives the owner exclusive title to the locatable minerals. In most cases, it also gives the owner title to the surface and other resources. Requirements for filing mineral patent applications may be found in 43 CFR 3860 and BLM State Offices. Mineral patents can be issued for lode and placer claims and mill sites, but not for tunnel sites.

It should be noted that since October 1, 1994 the BLM has been prohibited by Act of Congress from accepting any new mineral patent applications. The moratorium is annually renewed through the Interior Appropriations Acts.

                State Lands (School and Institutional Trust Lands
                         Administration or Trust Lands)

These are lands owned by the state and include school trust land sections. A mineral lease must first be obtained from the School

--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004
and Institutional Trust Lands Administration. A mineral lease cannot be granted on state or local parks.

                         Maintaining Possession of Claim

To maintain possession of a claim on federal land, claim owners of ten claims or less must perform at least $100 worth of improvements or labour to the claim each year. This annual assessment work could include geological, geophysical, or geochemical surveys. After improvements have been completed, the claim owner must file an affidavit of such work with both the county recorder and the BLM. On state lands, a mineral lease must be renewed each year. Claim owners with more than ten claims pay an annual fee per claim.

Before mining begins, a permit must be obtained from the Utah Division of Oil, Gas & Mining for permission to mine on any land in the state regardless of ownership. The cost of this permit depends on the proposed size of the mine.


--------------------------------------------------------------------------------
A.C.A. HOWE INTERNATIONAL LIMITED Report No. 862
June 1, 2004

                                                 State Mineral Leases held by
                                                     Clifton Mining Company


------------------------------------------------------------------------------------------------------------------------------------
   State Mineral                                                                  Issue Date
      Lease #                     Lot#              Meridian,Twp,Rng,Sec  Acreag  mm/dd/yy                Comments
------------------------------------------------------------------------------------------------------------------------------------
       47181        Lots 1-10, S1/2NW1/4, SW1/4,    26 0080S 0180W 002    532.77   12/13/1995       Encumbered by note due to
                    SW1/4SEl/4                                                                      Franklin Financial
------------------------------------------------------------------------------------------------------------------------------------
       49282        Lots 1-9, S1/2NE1/4,            26 0070S 0180W 036    412.42
                    NW1/4NE1/4, NE1/4NW1/4.
------------------------------------------------------------------------------------------------------------------------------------


Per.
Clifton Mining Company Records

                   State Mineral Leases held by Dumont Mining
                          Company (Dumont Nickel Inc.)

------------------------------------------------------------------------------------------------------------------------------------
   State Mineral                                                            Issue Date
      Lease #                     Lot#         Meridian,Twp,Rng,Sec  Acreag  mm/dd/yy                Comments
------------------------------------------------------------------------------------------------------------------------------------
       48981        W1/2NW1/4, NW1/4SW1/4,       26 0070S 0180W 036  160.00  12/26/2002     Bene 2, Surface Research Station, Utah
                    SE1/4NW1/4                                                              State University, Logan, Ut 84322-1445
------------------------------------------------------------------------------------------------------------------------------------
       46982        All                          26 0080S 0180W 016  640.00  12/26/2002
------------------------------------------------------------------------------------------------------------------------------------
       48983        All                          26 0070S 0170W 032  640.00  12/26/2002
------------------------------------------------------------------------------------------------------------------------------------
       46984        All                          26 0080S 0170W 016  640.00  12/26/2002     GP22196 - Grazing Permit - Gail F.
                                                                                            Parker, Callao, UT 84034
------------------------------------------------------------------------------------------------------------------------------------
       46984        Lots 1-16, N1/2NW1/4         26 0080S 0170W 032  424.52  12/26/2002     GP22196 - Grazing Permit - Gail F.
                                                                                            Parker, Calao, UT 84034
------------------------------------------------------------------------------------------------------------------------------------
       49242        All                          26 0070S 0180W 032  640.60  01/04/2004
------------------------------------------------------------------------------------------------------------------------------------


Prepared by:
Dumont Mining Company
Dumont Nickel Inc.

                                                 Patented Claims held by Clifton Mining Company


------------------------------------------------------------------------------------------------------------------------------------
 Patented Claim Name        State     Mineral    Meridian,Twp, Rng,          Acreage                    Comments
                           Property   Survey    Sec (As per State Tax
                              #         #            Commission)
------------------------------------------------------------------------------------------------------------------------------------
Sunshine                     22477      67        26 0080S 0180W 025           8.559   Encumbered by note due to Franklin Financial
Ibapah                       22484      47        260080S0180W025             19.310   Encumbered by note due to Franklin Financial
Calendar                     22491      68        26 0080S 0180W 025          17.450   Encumbered by note due to Franklin Financial
Columbia                     22490      43        260080S0170W30              19.900   Encumbered by note due to Franklin Financial
Iron                         22483      46        26 0080S 0180W 019          19.610   Encumbered by note due to Franklin Financial
Neptune                      22479      40        26 0080S 0180W 036          19 380   Encumbered by note due to Franklin Financial
Herat Lode                   22485      39        26 0080S 0180W 025          18.640   Encumbered by note due to Franklin Financial
Black Hawk/Red Jacket        22492     6173       26 0080S 0180W 013          33.453   Encumbered by note due to Franklin Financial
Albany                       22494     3354       26 0080S 0180W 024          17.101   Encumbered by note due to Franklin Financial
George E.                    22476     4375       26 0080S 0170W 30           16.788
Mt. Vernon                   22480      66        26 008OS 0180W 025          16.386   Encumbered by note due to Franklin Financial
Democrat                     22489      68        26 0080S 0180W 025          18.170   Encumbered by note due to Franklin Financial
Atlantis                     22493      44        26 0080S 0170W 019          16.670   Encumbered by note due to Franklin Financial
Juniper                      22482      57        26 0080S 0170W 019          15.894   Encumbered by note due to Franklin Financial
Fleet Wing                   22487      42        26 0080S 0170W 019;30       15.000   Encumbered by note due to Franklin Financial
Elephant                     22488      65        26 0080S 0180W 036          10.928   Encumbered by note due to Franklin Financial
Lost Treasure Lode           22481      41        26 0080S 0180W 025          18.281   Encumbered by note due to Franklin Financial
George Washington            22486      70        26 0080S 0180W 025          12.600
Southern Confederate         22478      64        26 0080S 0180W               6.620
Paymaster #2                 24961      55        26 0080S 0170W 019          20.661
New Baltimore                24964     4389       26 0080S 0180W 018           9.246
Laura                        49419      56        26 0090S 0180W 001          10.330
Geronimo                     49420      53        26 0080S 0180W 036          20.660
Filmore                      49421     3550       26 0090S 0180W 001          18.595
IOU & UO ME                  49422      54        26 0080S 0170W 030          19.559
Morocco                      48281      58        26 0080S 0180W 036          18.356
Maintanoma                    4172     4393       26 0080S 0180W 024          15.867


Per
Clifton Mining Company Records and
Tooele County Property Tax Assessment Records

                                         Utah BLM Claims held by Clifton Mining Company


-------------------------------------------------------------------------------------------------------------------------
                 Serial Nr   Meridian,Twp, Rng. Sec      Aliquot
Claim            Full              Sec                   Part              mm/dd/yy         Notices/Encumbrances 1
-------------------------------------------------------------------------------------------------------------------------
CACTUS MILL SITE UMC317839   26 0070S 0180W 035; 26      SE;NE            10/17/1988    Security interest assigned to
                             0080S 0180W 002                                            Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 1    UMC355781   26 0080S 0180W 023           SW              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 2    UMC355782   26 0080S 0180W 023           NW SW           10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 3    UMC355783   26 0080S 0180W 023           SW SE           10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 4    UMC355784   26 0080S 0180W 023           NE NW           10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 5    UMC355785   26 0080S 0180W 023           SE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 6    UMC355786   26 0080S 0180W 023           SE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 7    UMC355787   26 0080S 0180W 023           SE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 8    UMC355788   26 0080S 0180W 023           NE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
       CGC# 9    UMC355789   26 0080S 0180W 023           SE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
      CGC# 10    UMC355790   26 0080S 0180W 023           SE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 11     UMC355791   26 0080S 0180W 023           NE              10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 12     UMC355792   26 0080S 0180W 023; 024      NE; NW          10/19/1994    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 290    UMC355837   26 0080S 0180W 023           NE             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 291    UMC355838   26 0080S 0180W 023           NE             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 292    UMC355839   26 0080S 01 S0W 014; 023     SE; NE         10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
    CGC# 299A    UMC355841   26 0080S 0180W  024          SW             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 300    UMC355842   26 0080S 0180W 023; 024      SE; SW         10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
     CGC# 301    UMC355843   26 0080S 0180W 024; 025      SW; NW         10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    CGC# 301A    UMC355844   26 0080S 0180W 024; 025      SW; NW         10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 308    UMC355849   26 0080S 0180W 025           NW             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 315    UMC355850   26 0080S 0180W 025           NW SW          10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 322    UMC355857   26 0080S 0180W 025           SW             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
     CGC# 331    UMC355858   26 0080S 0180W 025           SW             10/19/1994     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
   CLIFTON# 8    UMC317851   26 0080S 0170W 019; 030      SW; NW         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
   CLIFTON# 9    UMC317852   26 0080S 0180W 025           NE             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
 CLIFTON # 10    UMC317853   26 0080S 0170W 030; 26       NW; NE         10/24/1988     Security interest assigned to
                             0080S 0180W 025                                            Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 11    UMC317854   26 0080S 0170W 019; 030      SW; NW         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 12    UMC317855   26 0080S 0180W 024; 025      SE; NE         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 13    UMC317856   26 0080S 0180W 025           NE             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 14    UMC317857   26 0080S 0170W 030; 26       NW; NE         10/24/1988     Security interest assigned to
                             0080S 0180W 025                                            Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 16    UMC317859   26 0080S 0170W 030           NW SW          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
   CLlFTON#17    UMC317860   26 0080S 0170W 030           NW             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
 CLIFTON # 18    UMC317861   26 0080S 0170W 030           NW             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
CLIFTON # 19     UMC317862   26 0080S 0170W 030           NW             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 21    UMC317864   226 0080S 0170W 030          NW SW          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 22    UMC317865   26 0080S 0170W 030           NW SW          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 23    UMC317866   26 0080S 0180W 030           SW             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON# 26    UMC317867   26 0080S 0180W 025; 036      SE; NE         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
-------------------------------------------------------------------------------------------------------------------------
  CLIFTON #27    UMC317868    26 0080S 0170W 030          SW             10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
  CLIFTON # 27A  UMC317869    26 0080S 0170W 030; 031     SW; NW         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
  CLIFTON #28    UMC317870    26 0080S 0170W 030; 031     SW; NW         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
  CLIFTON #29    UMC317871    26 0080S 0170W 030; 031     SW; NVV        10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
 CLIFTON #30     UMC317872    26 0080S 0170W 030; 031     SW; NW         10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
    FLAT#309    UMC317878    26 0080S 0180W  024; 025    SW SE, NE NW    10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
    FLAT#309A    UMC335440    26 0080S 0180W  024; 025    SW; NW         06/10/1990     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
    FLAT #310    UMC317879    26 0080S 0180W  025         NE            10/24/1988      Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #311    UMC317880    26 0080S 0180W  025         NE          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
      FLAT #3 12    UMC31 7881   26 0080S 0180W  025         NE          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #313    UMC317882    26 0080S 0180W  025         NE          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #314    UMC317883    26 0080S 0180W  025         NE NW       10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
      FLAT #314A    UMC335441    26 0080S 0180W  025         NW           06/10/1990    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #323    UMC317884    26 0080S 0180W  025         NE NW SW SE   10/24/1988   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
      FLAT #323A    UMC335442    26 0080S 0180W  025         NW SW        06/10/1990    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #324    UMC317885    26 0080S 0180W  025         NE SE        10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #325    UMC317886    260080S 0170W 025           NE SE        10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #326    UMC317887    26 0080S 0180W  025         NE SE        10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT#326A    UMC317888    26 0080S 0180W  025         SE          10/24/1988     Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #327    UMC317889    26 0080S 0180W  025; 036    SE; NE       10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #328    UMC317890    26 0080S 0180W  025; 036    SE; NE       10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #329    UMC317891    26 0080S 0180W  025; 036    SE; NE       10/24/1988    Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
       FLAT #330    UMC317892    26 0080S 0180W  025; 026    SW SE; NE NW  10/24/1988   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
      FLAT #330A    UMC335443    26 0080S 0180W  025         SW            06/10/1990   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
           GHM-1    UMC359375    26 0080S 0180W  025         SE            12/19/1995   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
           GHM-2    UMC359376    26 0080S 0180W  025         SE            12/19/1995   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------
           GHM-3    UMC359377    26 0080S 0180W  025         SE            12/19/1995   Security interest assigned to
                                                                                        Franklin Financial - May 27, 199
----------------------------------------------------------------------------------------------------------------------------


                               excludes portions of underlying patented claims (see property sketch)

Prepared from                                                                                                 Page 16 of 18
BLM LRS2000 search results                              Table [for Felix]                            Print Date. 29/06/2004

                              Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*      Serial Nr               Meridian,Twp, Rng, Sec        Aliquot      Location Date     Comments
                   Full                                                  Part         mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
         DMC 389    UMC371126   26 0080S 0180W 030                      NW                01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 390    UMC371127   26 0080S 0180W 030; 0080S 0190W 025     NV SW; NE SE      01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 391    UMC371128   26 0080S 0180W 030                      NW SW             01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 392    UMC371129   26 0080S 0180W 030; 0080S 0190W 025     SW; SE            01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 393    UMC371130   26 0080S 0180W 030                      SW                01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 394    UMC371131   26 0080S 0180W 030; 0080S 0190W 025     SW; SE            01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 395    UMC371132   26 0080S 0180W 030                      SW                01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 396    UMC371133   26 0080S 0180W 030; 0080S 0190W 025     SW; SE            01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 397    UMC371134   26 0080S 0180W 030                      SW                01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 398    UMC371135   26 0080S 0180W 030; 031; 0080S 0190W 025 SW; NW; SE       01/03/2004
-----------------------------------------------------------------------------------------------------------------------
         DMC 399    UMC371136   26 0080S 0180W 030                       SW, NW           01/03/2004
-----------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                              Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)

-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*      Serial Nr               Meridian,Twp, Rng, Sec        Aliquot      Location Date     Comments
                   Full                                                  Part         mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
         DMC 312     UMC371049   26 0080S 0180W 021                        NW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 313     UMC371050   26 0080S 0180W 021                        NE NW             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 314     UMC371051   26 0080S 0180W 021                        NW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 315     UMC371052   26 0080S 0180W 021                        NE NW             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 316     UMC371053   26 0080S 0180W 021                        NW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 317     UMC371054   26 0080S 0180W 021                        NE NW             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 318     UMC371055   26 0080S 0180W 021                        NW SW             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 319     UMC371056   26 0080S 0180W 021                        NE NW SW SE       29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC32O      UMC371057   26 0080S 0180W 021                        SW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 321     UMC371058   26 0080S 0180W 021                        SW SE             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 322     UMC371059   26 0080S 0180W 021                        SW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 323     UMC371060   26 0080S 0180W 021                        SW SE             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 324     UMC371061   26 0080S 0180W 021                        SW                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 325     UMC371062   26 0080S 0180W 021                        SW SE             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 326     UMC371063   26 0080S 0180W 021; 028                   SW; NW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 327     UMC371064   26 0080S 0180W 021; 028                   SW SE; NE NW      29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 328     UMC371065   26 0080S 0180W 017; 020                   SE; NE            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 329     UMC371066   26 0080S 0180W 017; 020; 21               SE; NE; NW        29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 330     UMC371067   26 0080S 0180W 020                        NE                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 331     UMC371068   26 0080S 0180W 020; 021                   NE; NW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 332     UMC371069   26 0080S 0180W 020                        NE                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 333     UMC371070   26 0080S 0180W 020; 021                   NE; NW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 334     UMC371071   26 0080S 0180W 020                        NE                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 335     UMC371072   26 0080S 0180W 020; 021                   NE; NW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 336     UMC371073   26 0080S 0180W 020                        NE SE             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 337     UMC371074   26 0080S 0180W 020; 021                   NE SE; NW SW      29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 338     UMC371075   26 0080S 0180W 020                        SE                29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 339     UMC371076   26 0080S 0180W 020; 021                   SE; SW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 340     UMC371077   26 0080S 0180W 017; 018; 019; 020         SW; SE; NE; NW    01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 341     UMC371078   26 0080S 0180W 017; 020                   SW SE; NE NW      01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 342     UMC371079   26 0080S 0180W 019; 020                   NE; NW            01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 343     UMC371080   26 0080S 0180W 020                        NE NW             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 344     UMC371081   26 0080S 0180W 019; 020                   NE; NW            01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 345     UMC371082   26 0080S 0180W 020                        NE NW             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 346     UMC371083   26 0080S 0180W 019; 020                   NE; NW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 347     UMC371084   26 0080S 0180W 020                        NE NW             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 348     UMC371085   26 0080S 0180W 019; 020                   NE SE; NW SW      29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 349     UMC371086   26 0080S 0180W 020                        NE NW SW SE       29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 350     UMC371087   26 0080S 0180W 019; 020                   SE; SW            29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 351     UMC371088   26 0080S 0180W 020                        SW SE             29/02/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 352     UMC371089   26 0080S 0180W 018; 019                   SW SE; NE NW      01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC353    UMC371090     26 0080S 0180W 018; 019                  SE; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 354     UMC371091   26 0080S 0180W 019                       NE NW              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 355     UMC371092   26 0080S 0180W 019                       NE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 356     UMC371093   26 0080S 0180W 019                       NE NW              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC357      UMC371094   26 0080S 0180W 019                       NE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 358     UMC371095   26 0080S 0180W 019                       NE NW              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 359     UMC371096   26 0080S 0180W 019                       NE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 360     UMC371097   26 0080S 0180W 019                       NE NW SW SE        01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 361     UMC371098   26 0080S 0180W 019                       NE SE              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 362     UMC371099   26 0080S 0180W 019                       SW SE              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 363     UMC371100   26 0080S 0180W 019                       SE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 364     UMC371101   26 0080S 0180W 018; 019; 0080S 0190W     SW; NW; SE;
                                 013; 024                                 NE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 365     UMC 371102  26 0080S 0180W 018; 019                  SW; NW             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 366     UMC371103   26 0080S 0180W 019; 0080S 0190W 024      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 367     UMC371104   26 0080S 0180W 019                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 368     UMC371105   26 0080S 0180W 019; 0080S 0190W 024      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 369     UMC371106   26 0080S 0180W 019                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 370     UMC371107   26 0080S 0180W 019; 0080S 0190W 024      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 371     UMC371108   26 0080S 0180W 019                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 372     UMC371109   26 0080S 0180W 019; 0080S 0190W 024      NW SW; NE SE       01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 373     UMC371110   26 0080S 0180W 019                       NW SW              01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 374     UMC371111   26 0080S 0180W 019; 0080S 0190W 024      SW; SE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 375     UMC371112   26 0080S 0180W 019                       SW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 376     UMC371113   26 0080S 0180W 019; 0080S 0190W 024      SW; SE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 377     UMC371114   26 0080S 0180W 019                       SW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 378     UMC371115   26 0080S 0180W 019; 0080S 0190W 024      SW; SE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 379     UMC371116   26 0080S 0180W 019                       SW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 380     UMC371117   26 0080S 0180W 019;030;0080S 0190W 024;  SW; NW; SE;
                                 025                                      NE                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 381     UMC371118   26 0080S 0180W 019;030                   SW; NW             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 382     UMC371119   26 0080S 0190W 030; 0080S 0190W 025      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 383     UMC371120   26 0080S 0190W 030                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 384     UMC371121   26 0080S 0190W 030; 0080S 0190W 025      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 385     UMC371122   26 0080S 0190W 030                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 386     UMC371123   26 0080S 0190W 030; 0080S 0190W 025      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 387     UMC371124   26 0080S 0190W 030                       NW                 01/03/2004
---------------------------------------------------------------------------------------------------------------------------
         DMC 388     UMC371125   26 0080S 0190W 030; 0080S 0190W 025      NW; NE             01/03/2004
---------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                                Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)

-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
         DMC 235     UMC370438   26 0080S 0180W 027; O28                  NW SW; NE SE       12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 236     UMC370439   26 0080S 0180W 027;                      NW                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 237     UMC370440   26 0080S 0180W 027;                      NW SW              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC238      UMC370441   26 0080S 0180W 027;                      NW                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC239      UMC370442   26 0080S 0180W 027;                      NW SW              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 240     UMC370443   26 0080S 0180W 027;                      NW                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC241      UMC370444   26 0080S 0180W 027;                      NW SW              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 242     UMC370445   26 0080S 0180W 027;                      NW                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC243      UMC370446   26 0080S 0180W 027;                      NW SW              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 244     UMC370447   26 0080S 0180W 027;                      NE NW              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC245      UMC370048   26 0080S 0180W 027;                      NE NW SW SE        12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC246      UMC370449   26 0080S 0180W 027;                      NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC247      UMC370450   26 0080S 0180W 027;                      NE SE              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 248     UMC370451   26 0080S 0180W 027;                      NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 249     UMC370452   26 0080S 0180W 027;                      NE SE              12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC250      UMC370453   26 0080S 0180W 027;                      NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 251     UMC370454   26 0080S 0180W 027;                      NE SE              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 252     UMC370455   26 0080S 0180W 027; 028                  SW; SE             15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC253      UMC370456   26 0080S 0180W 027; 028; 033; 034        SW; SE; NE; NW     15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC254      UMC370457   26 0080S 0180W 027;                      SW                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC255      UMC370458   26 0080S 0180W 027; 034                  SW; NW             15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC256      UMC370459   26 0080S 0180W 027;                      SW                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 257     UMC370460   26 0080S 0180W 027; 034                  SW; NW             15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC258      UMC370461   26 0080S 0180W 027;                      SW                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC259      UMC370462   26 0080S 0180W 027; 034                  SW; NW             15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC260      UC370463    26 0080S 0180W 027;                      SW                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 261     UMC370464   26 0080S 0180W 027;034                   SW;NW              15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 262     UMC370465   26 0080S 0180W 027;                      SW SE              15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 263     UMC370466   26 0080S 0180W 027;034                   SW SE; NE NW       15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC264      UMC370467   26 0080S 0180W 027;                      SE                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 265     UMC370468   26 0080S 0180W 027; 034                  SE; NE             15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 266     UMC370469   26 0080S 0180W 027;                      SE                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC267      UMC370470   26 0080S 0180W 027; 034                  SE; NE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC268      UMC370471   26 0080S 0180W 027;                      SE                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 269     UMC370472   26 0080S 0180W 027; 034                  SE; NE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 270     UMC370473   26 0080S 0180W 026; 027                  SW; SE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 271     UMC370474   26 0080S 0180W 026; 027; 034; 035        SW; SE; NE; NW     14/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
         DMC 272     UMC370475   26 0080S 0180W 026;                      SW                 14/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 273     UMC370476   26 0080S 0180W 026; 035                  SW; NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 274     UMC370477   26 0080S 0180W 026;                      SW                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 275     UMC370478   26 0080S 0180W 026; 035                  SW; NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 276     UMC370479   26 0080S 0180W 026;                      SW                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 277     UMC370480   26 0080S 0180W 026; 035                  SW; NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 278     UMC370481   26 0080S 0180W 026                       SW SE              14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC279      UMC370482   26 0080S 0180W 026; 035                  SW SE; NE NW       14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 280     UMC370791   26 0080S 0180W 009; 010                  NE; NW             05/12/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 281     UMC370792   26 0080S 0180W  010                      NW                 05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 282     UMC370793   26 0080S 0180W 009; 010                  NE; NW             05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 283     UMC370794   26 0080S 0180W  010                      NW                 05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 284     UMC370795   26 0080S 0180W 009; 010                  NE SE; NWSW        05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 285     UMC370796   26 0080S 0180W  010                      NWSW               05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 286     UMC370797   26 0080S 0180W  009; 010; 015; 016       SE;SW; NW; NE      05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 287     UMC370798   26 0080S 0180W 010; 015                  SW; NW             05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 288     UMC370799   26 0080S 0180W 015; 016                  NW; NE             05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 289     UMC370800   26 0080S 0180W 015                       NW                 05/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 290     UMC370801   26 0080S 0180W 015; 016                  NW SW; NE SE       04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 291     UMC370802   26 0080S 0180W 015                       NWSW               04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 292     UMC370803   26 0080S 0180W 015; 016                  SW; SE             04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 293     UMC370804   26 0080S 0180W 015                       SW                 04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 294     UMC370805   26 0080S 0180W 015; 016; 021; 022        SW; SE; NE; NW     04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 295     UMC370806   26 0080S 0180W 015; 022                  SW; NW             04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 296     UMC370807   26 0080S 0180W 021; 022                  NE; NW             04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 297     UMC370808   26 0080S 0180W 022                       NW                 04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 298     UMC370809   26 0080S 0180W 021; 022                  NESE; NW SW        04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 299     UMC370810   26 0080S 0180W 022                       NWSW               04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC 300     UMC370811   26 0080S 0180W 021; 022; 027; 028        SE; SW; NW; NE     04/12/2O03
-----------------------------------------------------------------------------------------------------------------------------
         DMC 301     UMC370812   26 0080S 0180W 022; 027                  SW;NW              04/12/2003
-----------------------------------------------------------------------------------------------------------------------------
         DMC3O2      UMC371039   26 0080S 0180W 021; 028                  SE;NE              02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 303     UMC371040   26 0080S 0180W 021; 028                  SE; NE             02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 304     UMC371041   26 0080S 0180W 021                       NESE               02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 305     UMC371042   26 0080S 0180W 021                       NESE               02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 306     UMC371043   26 0080S 0180W 021                       NE                 02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 307     UMC371044   26 0080S 0180W 021                       NE                 02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 3O8     UMC371045   26 0080S  0180W 021                      NE                 02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 309     UMC371046   26 0080S 0180W 021                       NE                 02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 31O     UMC371047   26 0080S  0180W 021                      NW                 02/03/2004
-----------------------------------------------------------------------------------------------------------------------------
         DMC 311     UMC371048   26 0080S 0180W 021                       NE NW              02/03/2004
-----------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                     Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
         DMC 157     UMC370361   26 0070S 0180W 034                       SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 158     UMC370362   26 0070S 0180W 034; 0080S 0180W 003      SE; NE             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 159     UMC370363   26 0080S 0180W 003                       NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 160     UMC370364   26 0080S 0180W 003                       NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 161     UMC 370365  26 0080S 0180W 003                       NE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 162     UMC370366   26 0080S 0180W 003                       NE SE              12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 163     UMC370367   26 0080S 0180W 003                       SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 164     UMC370368   26 0080S 0180W 003                       SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 165     UMC370369   26 0080S 0180W 003                       SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC166      UMC370370   26 0080S 0180W 003                       SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 167     UMC370371   26 0080S 0180W 010                       NE                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 168     UMC370372   26 0080S 0180W 010                       NE                 14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 169     UMC370373   26 0080S 0180W 010                       NE                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 170     UMC370374   26 0080S 0180W 010                       NE                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 171     UMC370375   26 0080S 0180W 010                       NE SE              15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 1 72    UMC370376   26 0080S 0180W 010                       SE                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 173     UMC370377   26 0080S 0180W 010                       SE                 15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC174      UMC370378   26 0080S 0180W 010                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 175     UMC370379   26 0080S 0180W 010; 015                  SE; NE             10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 176     UMC370380   26 0080S 0180W 015                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC177      UMC370381   26 0080S 0180W 015                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 178     UMC370382   26 0080S 0180W 015                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 179     UMC370383   26 0080S 0180W 015                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 180     UMC370384   26 0080S 0180W 015                       NE SE              10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC181      UMC370385   26 0080S 0180W 015                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC182      UMC370386   26 0080S 0180W 015                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC183      UMC370387   26 0080S 0180W 015                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 184     UMC370388   26 0080S 0180W 015; 022                  SE;NE              10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 185     UMC370389   26 0080S 0180W 022                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 186     UMC370390   26 0080S 0180W 022                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 187     UMC370391   26 0080S 0180W 022                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 188     UMC370392   26 0080S 0180W 022                       NE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC  189    UMC370393   26 0080S 0180W 022                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 190     UMC370394   26 0080S 0180W 022                       SE                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC191      UMC370395   26 0080S 0180W 011                       NW                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 192     UMC370396   26 0080S 0180W 011                       NE  NW             10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 193     UMC 370397  26 0080S 0180W 011                       NW                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC194      UMC370398   26 0080S 0180W 011                       NE NW              10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 195     UMC 370399  26 0080S 0180W 011                       NW                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC196      UMC370400   26 0080S 0180W 011                       NE NW              10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 197     UMC370401   26 0080S 0180W 011                       NW                 10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 198     UMC 370402  26 0080S 0180W 011                       NE NW              10/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC199      UMC370403   26 0080S 0180W 011                       NW SW              10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC20O      UMC 370404  26 0080S 0180W 011                       NE NW SW SE        10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 201     UMC370405   26 0080S 0180W 011                       SW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 2O2     UMC37O406   26 0080S 0180W 011                       SWSE               10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 203     UMC370407   26 0080S 0180W 011                       SW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 204     UMC37O408   26 0080S 0180W 011                       SWSE               10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC205      UMC37O409   26 0080S 0180W 011                       SW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 206     UMC370410   26 0080S 0180W 011                       SWSE               10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 207     UMC370411   26 0080S 0180W 011; 014                  SW; NW             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 208     UMC370412   26 0080S 0180W 011; 014                  SW SE; NE NW       10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 209     UMC370413   26 0080S 0180W 014                       NW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 210     UMC370414   26 0080S 0180W 014                       NE NW              10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 211     UMC370415   26 0080S 0180W 014                       NW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 212     UMC370416   26 0080S 0180W 014                       NE NW              10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC213      UMC370417   26 0080S 0180W 014                       NW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 214     UMC370418   26 0080S 0180W 014                       NE NW              15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 215     UMC370419   26 0080S 0180W 014                       NW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 216     UMC370420   26 0080S 0180W 014                       NE NW              15/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 217     UMC 370421  26 0080S 0180W 014                       NWSW               10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 218     UMC37O422   26 0080S 0180W 014                       NE NW SW SE        15/1120O3
---------------------------------------------------------------------------------------------------------------------------
         DMC219      UMC370423   26 0080S 0180W 014                       SW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 221     UMC370424   26 0080S 0180W 014                       SW                 10/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 222     UMC370425   26 0080S 0180W 014                       SWSE               15/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 223     UMC370426   26 0080S 0180W 014                       SW                 10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 224     UMC370427   26 0080S 0180W 014                       SWSE               15/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
         DMC 225     UMC 370428  26 0080S 0180W 014; 023                  SW; NW             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 226     UMC370429   26 0080S 0180W 014; 023                  SW SE; NE NW       15/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 227    UMC370430   26 0080S 0180W 022; 027                  SW; NW             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 228     UMC370431   26 0080S 0180W 022; 027                  SW; NW             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 229     UMC370432   26 0080S 0180W 022; 027                  SW; NW             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 230     UMC370433   26 0080S 0180W 022; 027                  SW SE; NE NW       12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 231     UMC370434   26 0080S 0180W 022; 027                  SE; NE             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 232     UMC370435   26 0080S 0180W 022; 027                  SE; NE             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 233     UMC370436   26 0080S 0180W 022; 027                  SE; NE             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 234     UMC370437   26 0080S 0180W 022; 028                  NW; NE             12/11/2O03
---------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trlnder
Dumont Mining Company Dumont
Nickel Inc.

                             Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
            DMC 8O   UMC370284   26 0070S 0180W 034                        SW  SE            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 81   UMC370285   26 0070S 0180W 034                        SW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 82   UMC370286   26 0070S 0180W 034                        SW  SE            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 83   UMC370287   26 0070S 0180W 034                        SW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 84   UMC370288   26 0070S 0180W 034                        SW SE             13/11/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC85   UMC370289   26 0070S 0180W 034                        SW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 86   UMC370290   26 0070S 0180W 034                        SW  SE            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 87   UMC370291   26 0070S 0180W 034; 0080S 0180W 003       SW; NW            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 88   UMC370292   26 0070S 0180W 034; 0080S 0180W 003       SW SE; NE NW      13/11/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC89   UMC370293   26 0080S 0180W 003                        NW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 9O   UMC370294   26 0080S 0180W 003                        NE NW             13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 91   UMC370295   26 0080S 0180W 003                        NW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 92   UMC370296   26 0080S 0180W 003                        NE NW             13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 93   UMC370297   26 0080S 0180W 003                        NW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC94   UMC370298   26 0080S 0180W 003                        NE NW             13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 95   UMC370299   26 0080S 0180W 003                        NW  SW            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 96   UMC370300   26 0080S 0180W 003                        NE NW SW SE       13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 97   UMC370301   26 0080S 0180W 003                        SW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 98   UMC370302   26 0080S 0180W 003                        SW  SE            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 99   UMC370303   26 0080S 0180W 003                        SW                13/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 100   UMC370304   26 0080S 0180W 003                        SW  SE            13/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 101   UMC370305   26 0080S 0180W 003                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 102   UMC370306   26 0080S 0180W 003                        SW SE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 103   UMC370307   26 0080S 0180W 003                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 104   UMC370308   26 0080S 0180W 003                        SWSE              14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 105   UMC370309   26 0080S 0180W 010                        NW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 106   UMC370310   26 0080S 0180W 010                        NE NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 107  UMC 370311   26 0080S 0180W 010                        NW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 108   UMC370312   26 0080S 0180W 010                        NE NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 109   UMC370313   26 0080S 0180W 010                        NW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 110   UMC370314   26 0080S 0180W 010                        NE NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 111  UMC 370315   26 0080S 0180W 010                        NW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 112   UMC370316   26 0080S 0180W 010                        NE NW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 113   UMC370317   26 0080S 0180W 010                        NW SW             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 114   UMC370318   26 0080S 0180W 010                        NE NW SW SE       14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 115   UMC370319   26 0080S 0180W 010                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 116   UMC370320   26 0080S 0180W 010                        SWSE              14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 117   UMC370321   26 0080S 0180W 010                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 118   UMC370322   26 0080S 0180W 010                        SWSE              14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 119   UMC370323   26 0080S 0180W 010                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 120   UMC370324   26 0080S 0180W 010                        SW SE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 121   UMC370325   26 0080S 0180W 010; 015                   SW; NW            14/11/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 122   UMC370326   26 0080S 0180W 010; 015                   SW SE; NE NW      14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 123     UMC370327   26 0080S 0180W 015                        NW                14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 124     UMC370328   26 0080S 0180W 015                        NE NW             14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 125     UMC370329   26 0080S 0180W 015                        NW                14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
          DMC 126    UMC370330   26 0080S 0180W 015                        NE NW             14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
          DMC 127    UMC370331   26 0080S 0180W 015                        NW                14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
          DMC 125    UMC370332   26 0080S 0180W 015                        NE NW             14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 129     UMC370333   26 0080S 0180W 015                        NW                14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 130     UMC370334   26 0080S 0180W 015                        NE NW             14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 131     UMC370335   26 0080S 0180W 015                        NW SW             14/11/20O3
---------------------------------------------------------------------------------------------------------------------------
         DMC 132     UMC370336   26 0080S 0180W 015                        NE NW SW SE       14/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 133    UMC370337   26 0080S 0180W 015                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 134    UMC370338   26 0080S 0180W 015                        SWSE              14/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 135    UMC370339   26 0080S 0180W 015                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 136    UMC370340   26 0080S 0180W 015                        SW SE             14/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 137    UMC370341   26 0080S 0180W 015                        SW                14/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 138     UMC 370342  26 0080S 0180W 015                        SW SE             14/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 139    UMC370343   26 0080S 0180W 015; 022                   SW, NW            1O/11/2O03
---------------------------------------------------------------------------------------------------------------------------
         DMC 140     UMC370344   26 0080S 0180W 015; 022                   SW SE; NE NW      10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 141     UMC370345   26  0080S   01 80W  022                   NW                10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 142    UMC370346   26  0080S   01 80W  022                   NE NW             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 143    UMC370347   26  0080S   01 80W  022                   NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 144    UMC370348   26  0080S   01 80W  022                   NE NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 145    UMC370349   26  0080S   01 80W  022                   NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 146     UMC370350   26  0080S   01 80W  022                   NE NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 147     UMC370351   26  0080S   01 80W  022                   NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 145     UMC370352   26  0080S   01 80W  022                   NE NW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 149     UMC370353   26  0080S   01 80W  022                   SW
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 150    UMC370354   26  0080S   01 80W  022                   SW SE
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 151    UMC370355   26  0080S   01 80W  022                   Sw
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 152    UMC370356   26  0080S   01 80W  022                   SW SE
                                                                                             10/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 153     UMC370357   26  0080S   01 80W  034                   NE SE
                                                                                             12/11/2003

---------------------------------------------------------------------------------------------------------------------------
         DMC 154     UMC370358   26  0080S   01 80W  034                   SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 155    UMC370359   26  0080S   01 80W  034                   SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
         DMC 156     UMC370360   26  0080S   01 80W  034                   SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                              Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)



-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
             DMC 3  UMC 370043   26 0080S 0180W 011                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 4  UMC 370044   26 0080S 0180W 011 ; 012                 NE; NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 5   UMC370045   26 0080S 0180W 011                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 6   UMC370046   26 0080S 0180W 011; 012                  NE; NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 7   UMC370047   26 0080S 0180W 011                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 8   UMC370048   26 0080S 0180W 011; 012                  NE; NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
             DMC 9   UMC370049   26 0080S 0180W 011                       NE SE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 10   UMC370050   26 0080S 0180W 011; 012                  NE SE; NW SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 11   UMC370051   26 0080S 0180W 011; 012                  SE; SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 12   UMC370052   26 0080S 0180W 011                       SE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 13   UMC370053   26 0080S 0180W 011; 012                  SE; SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 14   UMC370054   26 0080S 0180W 011                       SE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 15   UMC370055   26 0080S 0180W 011; 012                  SE; SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 16   UMC370056   26 0080S 0180W 011; 014                  SE; NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 17   UMC370057   26 0080S 0180W 011; 012; 013; 014        SE; SW; NW;
                                                                          NE                 12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 18   UMC370058   26 0080S 0180W 014                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 19   UMC370059   26 0080S 0180W 014                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 20   UMC370060   26 0080S 0180W 014                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 21   UMC370061   26 0080S 0180W 014                       NE;
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 22   UMC370062   26 0080S 0180W 014                       NE SE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 23   UMC370063   26 0080S 0180W 012                       NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 24   UMC370064   26 0080S 0180W 012                       NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 25   UMC370065   26 0080S 0180W 012                       NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 26   UMC370066   26 0080S 0180W 012                       NW SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 27   UMC370067   26 0080S 0180W 012                       SW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 28   UMC370068   26 0080S 0180W 012                       sW
                                                                                             12/09/2003
--------------------------------------------------------------------------------------------------------------------------
            DMC 29   UMC370069   26 0080S 0180W 012; 013                  S'W; NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 30   UMC370070   26 0080S 0180W 012                       NE NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 31   UMC370071   26 0080S 0180W 012                       NWSW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 32   UMC370072   26 0080S 0180W 012                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 33   UMC370237   26 0080S 0180W 028; 033                  SE;NE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 34   UMC370238   26 0080S 0180W 027; 026; 033; 034        SW; SE; NE;
                                                                          NW                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 35   UMC370239   26 0070S 0180W 033                       NE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 36   UMC370240   26 0070S 0180W 033; 034                  NE; NW
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 37   UMC370241   26 0070S 0180W 033                       NE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 38   UMC370242   26 0070S 0180W 033; 034                  NE;NW
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 39   UMC370243   26 0070S 0180W 033                       NE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 40   UMC370244   26 0070S 0180W 033; 034                  NE; NW
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 41   UMC370245   26 0070S 0180W 033                       NE SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 42   UMC370246   26 0070S 0180W 033; 034                  NE SE; NW SW
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 43   UMC370247   26 0070S 0180W 033                       SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 44   UMC370248   26 0070S 0180W 033; 034                  SE; SW
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
            DMC 45   UMC370249   26 0070S 0180W 033                       SE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC46      UMC37025O   26 0070S 0180W 033; 034                  SE;SW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC47      UMC370251   26 0070S 0180W 033                       SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 48     UMC370252   26 0070S 0180W 033; 034                  SE; SW             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 49     UMC370253   26 0070S 0180W 033;                      SE                 12/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC50      UMC370254   26 0070S 0180W 033; 034                  SE; SW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 51     UMC370255   26 0070S 0180W 033; 0080S 0180W 004      SE;NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 52     UMC370256   26 0070S 0180W 033; 034; 0080S 0180W     SE; SW; NW;
                                 003; 004                                 NE                 12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 53     UMC370257   26 0080S 0180W 004                       NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 54     UMC370258   26 0080S 0180W 003; 004                  NW; NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 55     UMC370259   26 0080S 0180W 004                       NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 56     UMC370260   26 0080S 0180W 003; 004                  NW; NE
                                                                                             12/11/2003
---------------------------------------------------------------------------------------------------------------------------
          DMC 57     UMC370261   26 0080S 0180W 004                       NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 58     UMC370262   26 0080S 0180W 003; 004                  NW; NE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 59     UMC370263   26 0080S 0180W 004                       NE; SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 60     UMC370264   26 0080S 0180W 003; 004                  NW SW; NE SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 61     UMC370265   26 0080S 0180W 004                       SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 62     UMC370266   26 0080S 0180W 003; 004                  SW; SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 63     UMC370267   26 0080S 0180W 004                       SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 64     UMC370268   26 0080S 0180W 003; 004                  SW; SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 65     UMC370269   26 0080S 0180W 004                       SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 66     UMC370270   26 0080S 0180W 003; 004                  Sw; SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMc  67    UMC370271   26 0080S 0180W 004                       SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC68      UMC370272   26 0080S 0180W 003; 004                  SW; SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 69     UMC370273   26 0080S 0180W 027; 034                  sw; NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 70     UMC370274   26 0080S 0180W 027; 034                  SW  SE; NE NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 71     UMC370275   26 0080S 0180W 034                       NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 72     UMC370276   26 0080S 0180W 034                       NE NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 73     UMC370277   26 0080S 0180W 034                       NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 74     UMC370278   26 0080S 0180W 034                       NE NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 75     UMC370279   26 0080S 0180W 034                       NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 76     UMC370280   26 0080S 0180W 034                       NE NW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 77     UMC370281   26 0080S 0180W 034                       NW SW
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 78     UMC370282   26 0080S 0180W 034                       NE NW SW SE
                                                                                             12/11/2OO3
---------------------------------------------------------------------------------------------------------------------------
          DMC 79     UMC370283   26 0080S 0180W 034                       SW
                                                                                             13/11/2OO3
---------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                                Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
            IBA-77   UMC369522   26 0080S 0180W 028                       NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-78   UMC369523   26 0080S 0180W 028                       NE NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-79   UMC369524   26 0080S 0180W 028                       NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-80   UMC369525   26 0080S 0180W 028                       NE NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-81   UMC369526   26 0080S 0180W 028                       NWSW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-82   UMC369527   26 0080S 0180W 028                       NE NW SW SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-86   UMC369528   26 0080S 0180W 028                       SW SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-87   UMC369529   26 0080S 0180W 028                       SW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-88   UMC369530   26 0080S 0180W 028                       SW SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-89   UMC369531   26 0080S 0180W 028; 033                  SW, NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-90   UMC369532   26 0080S 0180W 028; 033                  SW SE. NE NW
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-91   UMC369533   26 0080S 0180W 028                       NE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-92   UMC369534   26 0080S 0180W 028                       NE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-93   UMC369535   26 0080S 0180W 028                       NE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-94   UMC369536   26 0080S 0180W 028                       NE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-95   UMC369537   26 0080S 0180W 028                       NE SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-96   UMC369538   26 0080S 0180W 028                       SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            lBA-97   UMC369539   26 0080S 0180W 028                       SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-98   UMC369540   26 0080S 0180W 028                       SE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
            IBA-99   UMC369541   26 0080S 0180W 028; 033                  SE, NE
                                                                                             22/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-100   UMC369542   26 0080S 0180W 033                       NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-101   UMC369543   26 0080S 0180W 033                       NE NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-102   UMC369544   26 0080S 0180W 033                       NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-103   UMC369545   26 0080S 0180W 033                       NE NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-l04   UMC369546   26 0080S 0180W 033                       NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-105   UMC369547   26 0080S 0180W 033                       NE NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-106   UMC 369548  26 0080S 0180W 033                       NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-107   UMC 369549  26 0080S 0180W 033                       NE NW
                                                                                             27/03/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-108   UMC 369550  26 0080S 0180W 033                       NWSW
                                                                                             27/O3/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-109   UMC369551   26 0080S 0180W 033                       NE NW SW SE
                                                                                             27/O3/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-110   UMC 369552  26 0080S 0180W 033                       NE
                                                                                             27/O3/2OO3
---------------------------------------------------------------------------------------------------------------------------
           IBA-111   UMC369553   26 0080S 0180W 033                       NE
                                                                                             27/O3/2OO3
---------------------------------------------------------------------------------------------------------------------------
           lBA-112   UMC369554   26 0080S 0180W 033                       NE
                                                                                             28/O3/20O3
---------------------------------------------------------------------------------------------------------------------------
           IBA-113   UMC 369555  26 0080S 0180W 033                       NE
                                                                                             28/O3/20O3
---------------------------------------------------------------------------------------------------------------------------
           IBA-114   UMC369556   26 0080S 0180W 033                       NE
                                                                                             28/O3/20O3
---------------------------------------------------------------------------------------------------------------------------
            IBA-83   UMC369557   26 0080S 0180W 028                       SW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-84   UMC369558   26 0080S 0180W 028                       SWSE
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-85   UMC368559   26 0080S 0180W 028                       SW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-7   UMC370004   26 0080S 0180W 030                       NE NW
                                                                                             19/O9/20O3
---------------------------------------------------------------------------------------------------------------------------
             IBA-8   UMC370005   26 0080S 0180W 030                       NE
                                                                                             19/O9/20O3
---------------------------------------------------------------------------------------------------------------------------
             IBA-9   UMC370006   26 0080S 0180W 030                       NENW
                                                                                             19/O9/20O3
---------------------------------------------------------------------------------------------------------------------------
            IBA-10   UMC370007   26 0080S 0180W 030                       NE
                                                                                             19/O9/20O3
---------------------------------------------------------------------------------------------------------------------------
            IBA-11   UMC370008   26 0080S 0180W 030                       NE NW
                                                                                             19/O9/20O3
---------------------------------------------------------------------------------------------------------------------------
           IBA-12    UMC370009   26 0080S 0180W 030                       NE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-13    UMC370010   26 0080S 0180W 030                       NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-14    UMC370011   26 0080S 0180W 030                       NE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-15    UMC370012   26 0080S 0180W 030                       NE NW SW SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-16    UMC370013   26 0080S 0180W 030                       NE SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-17    UMU370014   26 0080S 0180W 030                       SW SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-18    UMC370015   26 0080S 0180W 030                       SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-19    UMC 370016  26 0080S 0180W 030                       SWSE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-20    UMC370017   26 0080S 0180W 030                       SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-21    UMC370018   26 0080S 0180W 030                       SWSE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-22    UMC370019   26 0080S 0180W 030                       SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-23    UMC370020   26 0080S 0180W 030; 031                  SW SE; NE
                                                                          NW                 19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-24    UMC370021   26 0080S 0180W 030; 031                  SE; NE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-31    UMC370022   26 0080S 0180W 029                       NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-32    UMC370023   26 0080S 0180W 029                       NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-33    UMC370024   26 0080S 0180W 029                       NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-34     UMC370025   26 0080S 0180W 029                       NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-35    UMC370026   26 0080S 0180W 029                       NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           lBA-36    UMC370027   26 0080S 0180W 029                       NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-37    UMC370028   26 0080S 0180W 029                       NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-38    UMC 370029  26 0080S 0180W 029                       NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-39    UMC370030   26 0080S 0180W 029                       NWSW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-40    UMC370031   26 0080S 0180W 029                       NE NW SW SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-41    UMC370032   26 0080S 0180W 029                       SW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-42    UMC 370033  26 0080S 0180W 029                       SWSE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-43    UMC 370034  26 0080S 0180W 029                       SW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-44    UMC370035   26 0080S 0180W 029                       SW SE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-45    UMC370036   26 0080S 0180W 029                       SW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-46    UMC370037   26 0080S 0180W 029                       SWSE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-47    UMC370038   26 0080S 0180W 029; 032                  SW, NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-48    UMC370039   26 0080S 0180W 029; 032                  SWSE; NE NW
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           IBA-61    UMC370040   26 0080S 0180W 029;                      NE
                                                                                             19/09/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 1     UMC370041   26 0080S 0180W 011                       NE
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------
           DMC 2     UMC370042   26 0080S 0180W 011; 012                  NE; NW
                                                                                             12/09/2003
---------------------------------------------------------------------------------------------------------------------------


Prepared by; Ian Trinder
Dumont Mining Company Dumont
Nickel Inc.

                                Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
           CGC-130   UMC369269   26 0080S 0180W 026, 035                  SW SE, NE NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-131   UMC369270   26 0080S 0180W 026, 035                  SE, NE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-132   UMC369271   26 0080S 0180W 026, 035                  SE, NE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-133   UMC369272   26 0080S 0180W 026, 035                  SE, NE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-206   UMC369273   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-207   UMC369274   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-208   UMC369275   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-209   UMC369276   26 0080S 0180W 023; 14                   NE NW, SW SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          CGC-210   UMC369277   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          CGC-211   UMC369278   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-213   UMC369279   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-214   UMC369280   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          CGC-215   UMC369281   26 0080S 0180W 023                       NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          CGC-216   UMC369282   26 0080S 0180W 022; 023                  NE NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
           CGC-289   UMC369283   26 0080S 0180W 023; 14                   NE SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          FLAT 501   UMC369285   26 0080S 0180W 024                       NE NW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          FLAT-502   UMC369286   26 0080S 0180W 013                       SW
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
          FLAT 503   UMC369287   26 0080S 0180W 013                       NWSW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
          FLAT-504   UMC369288   26 0080S 0180W 013                       SW
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
          FLAT 505   UMC369289   26 0080S 0180W 013                       SW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
         PEARL 001   UMC369290   26 0080S 0180W 007                       NWSW
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
         PEARL 002   UMC369291   26 0080S 0180W 007                       NWSW
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
         PEARL 003   UMC369292   26 0080S 0180W 012                       NESE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
         PEARL 007   UMC369293   26 0080S 0180W 012                       NESE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
         PEARL 008   UMC369294   26 0080S 0180W 007                       NWSW
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
           TOWER 3  UMC 369295   26 0080S 0180W 012                       NESE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
           TOWER 4  UMC 369296   26 0080S 0180W 012                       NE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
           TOWER 5   UMC369297   26 0080S 0180W 012                       SE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
           TOWER 6   UMC369298   26 0080S 0180W 013                       NE
                                                                                             01/03/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-1   UMC369301   26 0080S 0180W 013; 014                  SW SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-2   UMC369302   26 0080S 0180W 013; 014                  SW, SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-3   UMC369303   26 0080S 0180W 013; 014                  SW
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-4   UMC369304   26 0080S 0180W 013; 014                  SW, SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-5   UMC369305   26 0080S 0180W 014                       SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-6   UMC369306   26 0080S 0180W 014                       SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-7   UMC369307   26 0080S 0180W 014                       SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-8  UMC 369308   26 0080S 0180W 014                       SW SE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              WM-9  U MC 369309  26 0080S 0180W 014                       SWSE
                                                                                             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-1  UMC 369483   26 0080S 0180W 019                       SW SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-2   UMC369484   26 0080S 0180W 019                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-3   UMC369485   26 0080S 0180W 019                       SWSE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-4   UMC369486   26 0080S 0180W 019                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-5   UMC369487   26 0080S 0180W 019                       SWSE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
             IBA-6   UMC369488   26 0080S 0180W 019                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-25   UMC369489   26 0080S 0180W 020                       SW
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-26   UMC369490   26 0080S 0180W 020                       SWSE
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-27   UMC369491   26 0080S 0180W 020                       SW
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            1BA-28   UMC369492   26 0080S 0180W 020                       SWSE
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-29   UMC369493   26 0080S 0180W 020                       SW
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-30   UMC369494   26 0080S 0180W 020                       SWSE
                                                                                             26/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-49   UMC369495   26 0080S 0180W 020                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-50   UMC 369496  26 0080S 0180W 021; 020                  SW; SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-51   UMC369497   26 0080S 0180W 020                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-52   UMC369498   26 0080S 0180W 020; 021                  SE SW
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-53   UMC369499   26 0080S 0180W 020                       SE
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-54   UMC369500   26 0080S 0180W 020; 021                  SE; SW
                                                                                             27/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-55   UMC 369501  26 0080S 0180W 029                       NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-56   UMC369502   26 0080S 0180W 028; 029                  NW; NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-57   UMC369503   26 0080S 0180W 029                       NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-58   UMC369504   26 0080S 0180W 028; 029                  NW; NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-59   UMC369505   26 0080S 0180W 029                       NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-60   UMC 369506  26 0080S 0180W 029; 028                  NE;NW
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-61   UMC 369507  26 0080S 0180W 028; 029                  NW; NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-63   UMC369508   26 0080S 0180W 029                       NE SE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-64   UMC369509   26 0080S 0180W 029; 028                  NE SE; NW SW
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-65   UMC369510   26 0080S 0180W 029                       SE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-66   UMC369511   26 0080S 0180W 028; 029                  SW, SE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-67   UMC369512   26 0080S 0180W 029                       SE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-68   UMC369513   26 0080S 0180W 029; 028                  SE SW
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-69   UMC369514   26 0080S 0180W 029                       SE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-70   UMC369515   26 0080S 0180W 029; 028                  SE;SW
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-71   UMC369516   26 0080S 0180W 029; 032                  SE, NE
                                                                                             21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-72   UMC369517   26 0080S 0180W 033; 028; 029; 032        NWS SW, SE,
                                                                          NE                 21/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-73   UMC369518   26 0080S 0180W 028                       NW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-74   UMC369519   26 0080S 0180W 028                       NE NW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-75   UMC369520   26 0080S 0180W 028                       NW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------
            IBA-76   UMC369521   26 0080S 0180W 028                       NE NW
                                                                                             22/03/2003
---------------------------------------------------------------------------------------------------------------------------


Prepared by Ian Trinder
Dumont Mining Company
Dumont Nickel Inc

                             Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)

-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
        PEARL- 164   UMC369161   26 0080S 0170W 008                       SE               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-164A    UMC369162  26 0080S 0170W 008                       SE               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 166    UMC369163  26 0080S 0170W 008                       SE               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 167   UMC369164   26 0080S 0170W 008; 009                  SE.SW            12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 179    UMC369165  26  0080S  0170W  007; 018               SW, NW           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 180   UMC369166   26  00 80S  01 70W  007; 018             SW. NW           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-181    UMC369167  26  0080S  0170 W  007, 018              SW, NW           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-181A   UMC369168   26 0080S 0170W 007; 018                  SW, NW           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 182   UMC369169   26  0080S 0170W  007; 018                SW SE, NE NW     12/11/2002
---------------------------------------------------------------------------------------------------------------------------
       PEARL- 182A    UMC369170  26  0080S  01 70W  007; 018              SW SE, NE NW     12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 183   UMC369171   26  0080S  0170W  007; 016               SE. NE           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
       PEARL- 183A   UMC3891 72  26  0080S  0170W  007; 018               SE.NE            12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 184    UMC369173  26  0080S  0170W  007; 018               SE, NE           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 185    UMC369174  26 0080S 0170W 007; 018                  SE.NE            12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-186A    UMC369175  26 0080S 0170W 007; 008; 017;018         SE, SE, NW, NE   12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-187    UMC369176  28 0080S 0170W 008;017                   sw, NW           12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 188    UMC369177  26 0080S 0170W 008;017                   SW; NW           12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-189    UMC369178  26  0080S  0170W  008; 017               SW, NW           12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-190    UMC369179  26  0080S  0170W  008; 017               SW.NW            12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-191    UMC36^18Q  26  0080S  0170W  008; 017               SW SE NE NW      12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-192   UMC369181   26  0080S  0170W  008; 017               SE.NE            12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-193    UMC369182  26  0080S  0170W  008; 017               SE; NE           12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-194    UMC369183  26  0080S  0170W  008; 017               SE, NE           12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-195    UMC369184  26  0080S  0170W  008; 009; 016; 017     SE, SW, NW; NE   12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-210    UMC369185  26 0080S 0170W 018                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-214    UMC369186  26 0080S 0170W 018                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-215    UMC369187  26 0080S 0170W 018                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-216    UMC369188  26 0080S 0170W 018                       NENW             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-218    UMC369189  26   0080S   0170W 018                   NE               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-219    UMC369190  26  0080S  0170W  0188                   NE               12/11/2002
--------------------------------------------------------------------------------------------------------------------------
         PEARL-220   UMC369191   26  0080S  0170W 017; 018                NW, NE           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-221    UMC3691^2  26 0080S 0170W 017                       NE               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-223    UMC369193  26 0080S 0170W 017                       NE               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-223A    UMC369194  26 0080S 0170W 017                       NE               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-224    UMC3691^5  26 0080S 0170W 017                       NE               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-225    UMC369196  26  0080S  0170W  016; 107               NW, NE           12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-235    UMC369197  26 0080S 0170W 018                       NWSW             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-236    UMC369198  26 0080S 0170W018                        SW               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-237    UMC369199  26 0080S 0170W018                        NWSW             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-238    UMC369200  26  0080S  0170W 018                     SW               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-239   UMC369201   26  0080S  0170W 018                     NWSW             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-240   UMC369202   26 0080S 0170W 018                       SW               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-241   UMC369203   26 0080S 0170W 018                       NWSW             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-242   UMC369204   26 0080S 0170W 018                       NE NW SW SE      12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-243   UMC369205   26 0080S 0170W 018                       NE SE            12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-244  UMC369206    26 0080S 0170W 018                       NESE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-245   UMC369207   26 0080S 0170W 018                       NESE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-246  UMC369208    26 0080S 0170W 017; 018                  NW SW; NE SE     12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-249  UMC369209    26 0080S 0170W 017                       NESE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-250  UMC369210    260080S 0170W 017                        NESE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-251   UMC369211   26 0080S 0170W 017                       NESE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-252  UMC369212    26 0080S 0170W 016; 017                  NW SW; NE SE     12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-288   UMC369213   26 0080S 0170W 024                       NE               12/13/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-289  UMC369214    26 0080S 0170W 019                       NW               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-290  UMC369215    26 0080S 0170W 019                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-291   UMC369216   26 0080S 0170W 019                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-292  UMC369217    26 0080S 0170W 019                       NW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-293  UMC369218    26 0080S 0170W 019                       NE NW            12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-321   UMC369219   26 0080S 0170W 024                       NESE             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-321A   UMC369220   26 0080S 0170W 024                       SE               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-322   UMC369221   26 0080S 0170W 019                       NWSW             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-322A   UMC369222   26 0080S 0170W 019                       SW               12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-323   UMC369223   26 0080S 0170W 019                       NW SW            12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-324   UMC369224   26 0080S 0170W 019                       NWSW             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL-325A   UMC369225   26 0080S 0170W 019                       SW               12/11/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-346   UMC369226   26 0080S 0170W 013                       NE SE            12/12/2002
---------------------------------------------------------------------------------------------------------------------------
              CB-1   UMC369258   26 0080S 0170W 013                       NW               01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-2   UMC369259   26 0080S 0170W 013                       NW               01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-3   UMC369260   26 0080S 0170W 013                       NW               01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-4   UMC369261   26 0080S 0170W 013                       NENW             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-5   UMC369262   26 0080S 0170W 013                       NENW             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-6   UMC369263   26 0080S 0170W 013                       SW               01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-7   UMC369264   26 0080S 0170W 013                       NE NW SW SE      01/02/2003
---------------------------------------------------------------------------------------------------------------------------
              CB-8   UMC369265   26 0080S 0170W 013                       NESE             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
            CGC-14   UMC369266   26 0080S 0170W 023                       NWSW             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
            CGC-15   UMC369267   26 0080S 0170W 023                       NWSW             01/02/2003
---------------------------------------------------------------------------------------------------------------------------
            CGC-16   UMC369268   26 0080S 0170W 023                       NWSW             01/02/2003
---------------------------------------------------------------------------------------------------------------------------


Prepared by; Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                              Utah BLM Claims held by Dumont Mining Company (Dumont Nickel inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
       PEARL # 357   UMC318079   26 0080S 0170W 019                        SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 355   UMC318080   26 0080S 0170W 020                        SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
         PEARL#366   UMC318081   26 0080S 0170W 020                        SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 367  UMC318082    26 0080S 0170W 020                        SWSE                        MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
      PEARL # 438A  UMC318104    26 0080S 0170W 029                        NWSW                        MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            CGC-17   UMC369089   26 0080S 0180W 022; 023                   NE SE; NW
                                                                           SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-40   UMC369090   26 0080S 0180W 022; 023; 026; 027         SE; SW; NW;
                                                                           NE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-41   UMC369091   26 0080S 0180W 023; 026                   SW;NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-42   UMC369092   26 0080S 0180W 023; 026                   SW; NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-43   UMC360093   26 0080S 0180W 023; 026                   SW;NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-44   UMC369094   26 0080S 0180W 023; 026                   SWSE;NENW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-45   UMC369095   26 0080S 0180W 023; 026                   SE;NE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-46   UMC369096   26 0080S 0180W 026                        NE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-47   UMC369097   26 0080S 0180W 026                        ME
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
             CGC48   UMC369098   26 0080S 0180W 026                        NE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-49   UMC369099   26 0080S 0180W 026                        NE NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-50   UMC369100   26 0080S 0180W 026                        NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-51   UMC369101   26 0080S 0180W 026                        NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-52  UMC389102    26 0080S 0180W 026                        NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-53   UMC369103   26 0080S 0180W 026                        NW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-54  UMC369104    26 0080S 0180W 026; 027                   NW; NE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-81   UMC369105   26 0080S 0180W 026; 027                   NW SW; NE
                                                                           SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-82   UMC^369106  26 0080S 0180W 026                        NWSW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-83   UMC369107   26 0080S 0180W 026                        NWSW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-84   UMC369108   26 0080S 0180W 026                        NWSW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-85   UMC369109   26 0080S 0180W 026                        NWSW
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-86   UMC369110   26 0080S 0180W 026                        NE NW SW SE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-87   UMC369111   26 0080S 0180W 026                        NESE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-88   UMC369112   26 0080S 0180W 026                        NESE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-89   UMC369113   26 0080S 0180W 026                        NESE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-90   UMC369114   26 0080S 0180W 026                        SE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-91   UMC369115   26 0080S 0180W 026                        SE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-92   UMC369116   26 0080S 0180W 026                        SE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC-93   UMC369117   26 0080S 0180W 026                        SWSE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-204   UMC369118   26 0080S 0180W 023                        SE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
            CGC205   UMC369119   26 0080S 0180W 023                        SWSE
                                                                                             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-302   UMC369120   26  0080S  0180W  023; 024; 024; 026      SE; SW; NW;
                                                                           NE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-305   UMC369121   26  0080S  0180W  025; 026                NW;NE
                                                                                             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-306   UMC369122   26  0080S  0180W  025                     NW
                                                                                             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-307   UMC369123   26  0080S  0180W  025                     NW
                                                                                             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-316   UMC369124   26 0080S 0180W 025                        NWSW
                                                                                             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-317   UMC369125   26  0080S  0180W  025                     NWSW
                                                                                             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-318   UMC369126   26  0080S 0180W 025, 026                 NW SW, NE SE      12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-319   UMC369127   26  0080S 0180W 025; 026                 SW;SE             12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-320   UMC369128   26  0080S 0180W 025                      SW                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-321   UMC369129   26  0080S 0180W 025                      SW                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-332   UMC369130   26  0080S 0180W 025                      SW                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
           CGC-334   UMC369131   26  0080S 0180W 025; 026; 035; 036       SW; SE;NE;NW      12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-293   UMC369132   26  0080S 0180W 024                      NE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-294   UMC369133   26  0080S 0180W 024                      NE                12/13/2002
--------------------------------------------------------------------------------------------------------------------------
          FLAT-295   UMC369134   26  0080S 0180W 024                      NE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-296   UMC369135   26 0080S 0180W 024                       NESE              12713/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-297   UMC369136   26 0080S 0180W 024                       NESE              12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-341   UMC369137   26 0080S 0180W 013                       SWSE              12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-342   UMC369138   26 0080S 0180W 013                       SE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-343   UMC369139   26  0080S  0180W 013                     SE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-344   UMC369140   26 0080S 0180W 013                       SE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
          FLAT-345   UMC369141   26 0080S 0180W 013                       SE                12/13/2002
---------------------------------------------------------------------------------------------------------------------------
             IP-14   UMC369142   26 0080S 0170W 019                       NE NW SW SE       12/11/2002
---------------------------------------------------------------------------------------------------------------------------
             IP-50   UMC369143   26 0080S 0170W 018                       NE                12/11/2002
---------------------------------------------------------------------------------------------------------------------------
             IP-51   UMC369144   26 0080S 0170W 018                       NE SE             12/11/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-004   UMC369145   26 0080S 0180W 012                       SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-006   UMC369146   26 0080S 0180W 012                       SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-150   UMC369147   26 0080S 0170W 007                       SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-151   UMC369148   26 0080S 0170W 007                       SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-152   UMC369149   26 0080S 0170W 007                       SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-153   UMC369150   26 0080S  0170W 007                      SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-154   UMC369151   26 0080S  0170W 007                      SWSE              12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-155   UMC369162   26 0080S 0170W 007                       SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-156   UMC369153   26 0080S 0170W 007                       SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-157   UMC369154   26 0080S 0170W 007                       SE                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-158   UMC369155   26 0080S  0170W  007; 008                SE;SW             12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 159   UMC369156   26 0080S 0170W 008                       SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 160   UMC369157   26  0080S  01 70W 008                    SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
         PEARL-161   UMC369158   26  0080S  01 70W 008                    SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 162   UMC369159   26 0080S 0170W 008                       SW                12/12/2002
---------------------------------------------------------------------------------------------------------------------------
        PEARL- 163   UMC369160   26 0080S 0170W 008                       SWSE              12/12/2002
---------------------------------------------------------------------------------------------------------------------------


Prepared by Ian Trinder
Dumont Mining Company
Dumont Nickel Inc.

                             Utah BLM Claims held by Dumont Mining Company (Dumont Nickel Inc.)


-----------------------------------------------------------------------------------------------------------------------
   Claim Nam*        Serial Nr   Meridian,Twp, Rng, Sec                   Aliquot          Location Date     Comments
                       Full                                                 Part               mm/dd/yy
-----------------------------------------------------------------------------------------------------------------------
   CENTENNIAL FRAC   UMC31 7838  26 0080S 0180W 024                        NWSW                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
         GLENDA #1   UMC317840   26 0080S 0180W 001                        NWSW                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
        GLENDA # 2   UMC317841   26 0080S 0180W 001                        NE NW SW SE                MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
          GLENDA 3   UMC317842   26 0080S 0180W 001                        NESE                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
         GLENDA #4   UMC317843   26 0080S 0180W 001                        SW                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
        GLENDA # 5   UMC317844   26 0080S 0180W 001                        SW SE                      MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
        GLENDA # 6   UMC317845   26 0080S 0180W 001                        SW SE                      MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
         TOWER # 1   UMC317846   26 0080S 0180W 013                        NE                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
         TOWER # 2   UMC317847   26 0080S 0180W 012                        SE                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        CLIFTON #7   UMC317850   26 0080S 0180W 019; 030                   SW SE, NE                  MM-DWORKIN OPTION
                                                                           NW                24/10/1988
---------------------------------------------------------------------------------------------------------------------------
      CLIFTON # 20   UMC317863   26 0080S 0170W 030                        NE NW                      MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP #6   UMC317901   26 0080S 0170W 019; 030                   SE; NE                     MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP#7A   UMC317903   26 0080S 0170W 030                        NE                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP # 8   UMC317904   26 0080S 0170W 019, 03O                   SE; NE                     MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP # 9   UMC317905   26 0080S 0170W 030                        NE                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP# 10   UMC317906   26 0080S 0170W 019; 030                   SE; NE                     MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 11   UMC317907   26 0080S 0170W 030                        NE                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP# 12   UMC317908   26 0080S 0170W 019; 020; 029; 030         SE; SW; NW;                MM-DWORKIN OPTION
                                                                           NE                24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP# 13   UMC317909   26 0080S 0170W 029; 030                   NW; NE                     MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP# 14A  UMC317911    26 0080S 0170W 019                        SWSE                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP#14B   UMC317912   26 0080S 0170W 020; 029                   SW; NW                     MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #15   UMC317913   26 0080S 0170W 019                        SW SE                      MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
          IP # 15B   UMC 317914  26 0080S 0170W 029                        NW                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP#18   UMC317915   26 0080S 0170W 019                        NE SE                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 19   UMC317916   26 0080S 0170W 019                        SE                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #20   UMC317917   26 0080S 0170W 019                        NE SE                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP#20A   UMC317918   26 0080S 0170W 019                        SE                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #21   UMC317919   26 0080S 0170W 019                        SE                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP#22   UMC317920  26 0080S 0170W 019; 020                   NE SE; NW                  MM-DWORKIN OPTION
                                                                           SW                17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP#22A   UMC317921   26 0080S 0170W 019; 020                   SE; SW                     MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP# 23   UMC317922   26 0080S 0170W 019; 020                   SE;SW                      MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #24   UMC317923   26 0080S 0170W 020                        NWSW                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #25   UMC317924   26 0080S 0170W 020                        SW                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #26   UMC317925   26 0080S 0170W 020                        NWSW                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #27   UMC317926   26 0080S 0170W 020                        SW                         MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #28   UMC317927   26 0080S 0170W 020                        NW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #29   UMC317928   26 0080S 0170W 017                        SW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #30   UMC317929   26 0080S 0170W 020                        NW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP#31   UMC 317930  26 0080S 0170W 017                        SW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #32   UMC317931   26 0080S 0170W 020                        NW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 33   UMC317932   26 0080S 0170W 017                        SW                         MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 34   UMC317933   26 0080S 0170W 019; 020                   NE; NW                     MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
             IP#35   UMC317934   26 0080 0170W 017; 018                   SW; SE                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 39   UMC317936   26 0080 0170W 030                        NE SE                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #40   UMC317937   26 0080 0170W 030; 031                   SW SE, NE NW                MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
           IP # 41  UMC317938   26 0080 0170W 030                        NE SE                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #43    UMC317940  26 0080 0170W 030                        NE SE                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #45   UMC317942   26 0080 0170W 030                        NE SE                       MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
          IP # 47A   UMC317945  26 0080 0170W 029; 030                   NW SW, NE SE                MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP #53   UMC317948   26 0080 0170W 019                        SE                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
            IP# 54   UMC317949   26 0080 0170W 019                        NE SE                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
          PEARL# 5   UMC317954   26 0080S 0180W 012, 013                  SE; NE                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #177   UMC317977   26 0080S 018OW 012, 013                  SE, NE                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 178   UMC317978   26 0080S 0170W 007, 018                  SW, NW                      MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 209  UMC317999   26 0080S 0170W 018                       NW                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #211   UMC318001   26 0080S 0170W 013                       NE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 222   UMC318009   26 0080S 0170W 017                       NE NW SW SE                 MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
      PEARL # 222A    UMC318010  26 0080S 0170W 017                       SWSE                        MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 268   UMC318033   26 0080S 0170W 018                       SE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 269   UMC318034   26 0080S 0170W 018                       SE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 270   UMC318035   26 0080S 0170W 018                       SE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 275   UMC318036   26 0080S 0170W 017                       SW                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 276    UMC318037  26 0080S 0170W 017                       SW SE                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 294    UMC318048  26 0080S 0170W 019                       NE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 295    UMC318049  26 0080S 0170W 019                       NE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 296    UMC318050  26 0080S 0170W 019                       NE                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #301   UMC318051   26 0080S 0170W 020                       NW                          MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #307    UMC318052  26 0080S 0170W 020                       NE NW                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #333    UMC318065  26 0080S 0170W 020                       NWSW                        MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
      PEARL # 333A   UMC318066   26 0080S 0170W 020                       SW                          MM-DWORKIN OPTION
                                                                                             1/710/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 334    UMC318067  26 0080S 0170W 020                       NW SW                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
      PEARL # 334A    UMC318068  26 0080S 0170W 020                       SW SE                       MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #335   UMC 318069  26 0080S 0170W 020                       NE NW SW  SE                MM-DWORKIN OPTION
                                                                                             17/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 353    UMC318075  26 0080S 0170W 024                       SE                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
        PEARL #354    UMC318076  26 0080S 0170W 019                       SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 355    UMC318077  26 0080S 0170W 019                       SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------
       PEARL # 356    UMC318078  26 0080S 0170W 019                       SW                          MM-DWORKIN OPTION
                                                                                             24/10/1988
---------------------------------------------------------------------------------------------------------------------------


Prepared by: Ian Tnnder
Dumont Mining Company
Dumont Nickel Inc.